UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-21906
                                                     ------------------------

                       Claymore Exchange-Traded Fund Trust
        ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
        ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
        ---------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ------------------

                       Date of fiscal year end: August 31
                                                ---------

                    Date of reporting period: August 31, 2008
                                              ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


         Annual
         Report    Claymore Exchange-Traded Fund Trust
August 31, 2008

                                    [GRAPHIC]

                                     [LOGO]
                                  CLAYMORE ETFs
                              Access to Innovation

                   EEB | Claymore/BNY BRIC ETF

                   CSD | Claymore/Clear Spin-Off ETF

                   XGC | Claymore/Great Companies Large-Cap Growth Index ETF

                   OTR | Claymore/Ocean Tomo Growth Index ETF

                   OTP | Claymore/Ocean Tomo Patent ETF

                   DEF | Claymore/Sabrient Defender ETF

                   NFO | Claymore/Sabrient Insider ETF

                   STH | Claymore/Sabrient Stealth ETF

                   CZA | Claymore/Zacks Mid-Cap Core ETF

                   XRO | Claymore/Zacks Sector Rotation ETF

                   CVY | Claymore/Zacks Yield Hog ETF

                                                                       [LOGO]
                                                                    CLAYMORE(SM)

Contents
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Dear Shareholder                                                              3

Economic and Market Overview                                                  4

Management Discussion of Fund Performance                                     6

Fund Summary & Performance                                                   19

Overview of Fund Expenses                                                    32

Portfolio of Investments                                                     34

Statement of Assets and Liabilities                                          58

Statement of Operations                                                      60

Statement of Changes in Net Assets                                           62

Financial Highlights                                                         66

Notes to Financial Statements                                                77

Report of Independent Registered Public Accounting Firm                      82

Supplemental Information                                                     83

Board Considerations Regarding Re-Approval of
   Investment Advisory Agreement                                             86

Trust Information                                                            87

About the Trust Manager                                                      88

                                                                www.claymore.com

                                                    ... your road to the LATEST,
                                           most up-to-date INFORMATION about the
                                             Claymore Exchange-Traded Fund Trust

                                   [WEB PAGE]

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o     Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Funds' website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

Dear Shareholder |

As Adviser, Claymore Advisors, LLC ("Claymore") is pleased to present the annual shareholder report for 11 of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for their fiscal year ended August 31, 2008.

The 11 ETFs covered in this report are:

      o     Claymore/BNY BRIC ETF (ticker: "EEB")

      o     Claymore/Clear Spin-Off ETF (ticker: "CSD")

      o     Claymore/Great Companies Large-Cap Growth Index ETF (ticker: "XGC")

      o     Claymore/Ocean Tomo Growth Index ETF (ticker: "OTR")

      o     Claymore/Ocean Tomo Patent ETF (ticker: "OTP")

      o     Claymore/Sabrient Defender ETF (ticker: "DEF")

      o     Claymore/Sabrient Insider ETF (ticker: "NFO")

      o     Claymore/Sabrient Stealth ETF (ticker: "STH")

      o     Claymore/Zacks Mid-Cap Core ETF (ticker: "CZA")

      o     Claymore/Zacks Sector Rotation ETF (ticker: "XRO")

      o     Claymore/Zacks Yield Hog ETF (ticker: "CVY")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

Claymore is committed to providing investors with innovative index-strategy-driven investment solutions. We currently offer ETFs with a wide range of domestic and global themes. Claymore has partnered with a diverse group of index providers to create what we believe to be some of the most distinctive ETFs currently available. The index providers use defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet investment goals over various market cycles.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance sections for each ETF, which begin on page 6.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

                                             Annual Report | August 31, 2008 | 3

Claymore Exchange-Traded Fund Trust

Economic and Market Overview |

The 12-month period from August 31, 2007, through August 31, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the final months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire U.S. economy and significant impact on economies throughout the world.

As 2008 progressed, financial markets became extremely risk-averse, as demonstrated by unusually wide credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and a highly volatile equity market. Dramatic and widely publicized failures of several prominent financial firms in late summer of 2008 added to the general malaise.

Although official reports indicate that real GDP (gross domestic product, a broad measure of overall economic activity) continued to advance in each of the last four quarters, growth has been below its long-term potential in recent months. The labor market has weakened markedly, and consumer spending has slowed, as falling house prices, rising energy prices, and tight credit conditions have damaged consumer sentiment and spending power.

A major source of growth in the U.S. economy has been net exports, which have been buoyed by the weakening dollar and resilient growth abroad. However, the broadly-based tightening of credit conditions, the surge in energy prices, and the slowdown in U.S. import demand are affecting economies around the world. A deteriorating growth outlook abroad, especially in Europe, dampens prospects for continued export growth. Many economists are now forecasting that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. The return of the Standard & Poor's 500 Index ("S&P 500"), a widely used measure of the U.S. stock market, was -11.14% for the 12 months ended August 31, 2008. Small-cap stocks generally performed better than large-cap stocks, and growth stocks performed better than value stocks. Six of the 10 sectors within the S&P 500 had negative returns; only the consumer staples, energy, materials and utilities sectors posted positive returns. The weakest sector was financials, which was down more than 30% for the 12-month period.

Performance of equity markets around the world varied, but nearly all were down. Return of the MSCI World Index, a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world, was -11.53% for the 12 months ended August 31, 2008. Return of the MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East) Index, which is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin, was -13.90% for the same period. Returns of both of these indices are quoted in dollars. Most European markets were down, as reflected by the -14.45% return of the MSCI Europe Index in U.S. dollars; return of this index in euros was -20.32%. One of the few exceptions among major markets to the downward trend was Brazil, which returned 23.05% in U.S. dollars and 2.46% in local

4 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Economic and Market Overview continued

currency. The previously robust market in China, as measured by the MSCI China index, returned -27.52% in local currency and -20.03% in U.S. dollars.

The major theme in the bond market over the past year has been that bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, have outperformed lower-rated bonds. The return of the Lehman U.S. Treasury Index, which measures performance of U.S. Treasury bonds, was 8.65% for the 12 months ended August 31, 2008, compared with a return of 5.86% for the Lehman U.S. Aggregate Bond Index, which measures performance of the overall bond market.(1) Credit spreads (the difference between Treasury securities and bonds that carry credit risk) have been at or near historically wide levels through most of the period, and bonds with below investment grade credit ratings generally performed poorly, as investors shied away from risk.

Post August 31, 2008, challenging times continued as the major U.S. and global equity market benchmarks posted sharp declines. Since the end of the reporting period through October 15, the Dow Jones Industrial Average lost 29.0%, the S&P 500 Index declined by 25.5% and the Nasdaq Composite shed 31.2%. Globally, the MSCI World Index declined 23.8% while the MSCI EAFE lost 24.2%.

Prompting the weakness was a sequence of events that resulted in unprecedented levels of volatility. In fact, the Chicago Board of Options Exchange Volatility Index (VIX), generally used as a gauge of fear and uncertainty in the market place, reached levels never seen before peaking at 69.95 on October 10, 2008. The markets appeared to have lost confidence in the financial system after a significant series of events which included: The government rescue of mortgage entities Fannie Mae and Freddie Mac, the failure of investment bank Lehman Brothers, the merger of Merrill Lynch with Bank of America, the government bailout of American International Group, and the passage of a $700 billion financial rescue package designed to help rid financial institutions of "toxic" debt carried on their books. So while the recent turmoil in the market place has been unsettling, the effort to restore faith in the credit and financial markets continues.

----------
(1) The Lehman U.S. Treasury Index and the Lehman U.S. Aggregate Bond Index are benchmark indices created and calculated by a subsidiary of Lehman Brothers Holdings Inc., which filed for bankruptcy protection in September 2008. These are benchmark indices that are not affected by credit issues related to Lehman Brothers.

On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers' North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays is committed to maintaining the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools, including Lehman Brothers' POINT(R) system.

                                             Annual Report | August 31, 2008 | 5

Claymore Exchange-Traded Fund Trust

Management Discussion of Fund Performance|

EEB | Claymore/BNY BRIC ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/BNY BRIC ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon BRIC Select ADR Index (The "BNY Mellon BRIC Index" or the "Index").

The Index is comprised of American depositary receipts ("ADRs") and global depositary receipts ("GDRs") selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon, the Fund's index provider. The Fund will normally invest at least 90% of its total assets in ADRs and GDRs that comprise the Index. As of August 31, 2008, the Index consists of 90 securities. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of 5.95%, representing a change in market price to $42.98 on August 31, 2008, from $40.75 on August 31, 2007. On an NAV basis, the Fund generated a total return of 6.06%, representing a change in NAV to $42.96 on August 31, 2008, from $40.69 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the BNY Mellon BRIC Index generated a return of 6.32% and the MSCI Emerging Market Index generated a return of -9.98% for the same period. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.24312 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the oil & gas and basic materials sectors made the strongest positive contributions to return; the consumer services and industrials sectors were the greatest detractors. Holdings that contributed strongly to performance include Petroleo Brasileiro SA (common stock 8.9%, preference shares 10.0% of total investments), a Brazilian oil and gas service company, and Cia Vale do Rio Doce (common stock 4.9%, preference shares 6.8% of total investments), a Brazilian metals and mining company. Positions that detracted from performance include ICICI Bank (1.9% of total investments), an India-based banking company; China Life Insurance Co. Ltd. (4.1% of total investments), an insurance company in the People's Republic of China; and China Unicom Ltd. (1.6% of total investments), a mobile telecommunications operator in the People's Republic of China.

6 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CSD | Claymore/Clear Spin-Off ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Clear Spin-Off ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Clear Spin-Off Index (the "Spin-Off Index" or "Index").

The Index is comprised of approximately 40 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks and American depositary receipts ("ADRs") and master limited partnerships ("MLPs"). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past two years (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Clear Indexes LLC ("Clear" or the "Index Provider") defines a spin-off company as any company resulting from either of the following events: a spinoff distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will normally invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -24.27%, representing a change in market price to $21.79 on August 31, 2008, from $28.97 on August 31, 2007. On an NAV basis, the Fund generated a total return of -24.50%, representing a change in NAV to $21.76 on August 31, 2008, from $29.02 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Spin-Off Index returned -24.36% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1845 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the health care and utilities sectors made positive contributions to return; returns of all other sectors were negative. The consumer services sector was the greatest detractor.

Holdings that contributed strongly to performance include The Western Union Company (5.6% of total investments), which is in the business of global money transfer; APP Pharmaceuticals Inc. (4.3% of total investments), which develops, manufactures and markets injectable pharmaceutical products and has reached an agreement to be acquired by a German company; and Mariner Energy Inc. (not held in portfolio at period end), an oil and gas exploration, development and production company. Positions that detracted from performance include Idearc Inc. (not held in portfolio at period end), which publishes yellow pages directories; Qimonda AG (0.8% of total investments), a German supplier of semiconductor memory products; and VMWare, Inc. (2.9% of total investments), a provider of virtualization solutions.

                                             Annual Report | August 31, 2008 | 7

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Great Companies Large-Cap Growth Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Great Companies Large-Cap Growth Index (the "Large-Cap Index" or "Index").

The Index is composed of between 35 and 50 securities. The companies included in the Index universe are selected using a quantitative methodology developed by Great Companies, Inc. ("Great Companies" or the "Index Provider") that is based on earnings growth, market price relative to True Worth(TM) (a proprietary valuation metric of Great Companies that measures implied cash flow returns relative to a stock's current multiple as well as comparable common stocks at competitive firms), and the traits of "great companies" as detailed in the book Great Companies, Great Returns, by Jim Huguet, published by Random House
(1999). These traits include some or all of the following characteristics exhibited by companies (as determined by the Index Provider):

      o Highly regarded by knowledgeable experts, reflected in recognition by major publications for their achievements;

      o     Publicly traded on a major stock exchange for at least five years;

      o     Headquartered in the United States;

      o A history of operating excellence within their respective industries;

      o Market capitalization in excess of $10 billion; with solid financials and appropriate debt levels;

      o Global orientation allowing the company to succeed anywhere in the world;

      o     A history of above average long-term earnings growth;

      o A record of either selling or closing poor-performing businesses while investing in or expanding higher-performing businesses;

      o Protected by strong barriers such as patents, brand franchises, low cost producer status, superior quality and outstanding customer service;

      o     A record of attracting and retaining high-performing employees;

      o An outstanding management team, especially the chief executive officer; and

      o Growth primarily driven by innovation and other internal factors rather than by external factors (such as acquisitions).

The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -16.95%, representing a change in market price to $20.62 on August 31, 2008, from $25.02 on August 31, 2007. On an NAV basis, the Fund generated a total return of -17.73%, representing a change in NAV to $20.42 on August 31, 2008, from $25.01 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Large-Cap Index returned -16.86% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1850 per share on December 31, 2007, to shareholders of record on December 28, 2007.

8 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, all of the sectors in which the Fund is invested produced negative returns; the financial sector was the greatest detractor from performance.

Holdings that contributed strongly to performance include Research In Motion Ltd., (6.8% of total investments), producer of BlackBerry wireless devices; Anadarko Petroleum Corporation, (not held in the portfolio at period end), an oil and gas exploration and production company; and Imperial Oil Ltd., (not held in the portfolio at period end), a Canadian energy company. Positions that detracted from performance include investment banker Lehman Brothers Holdings, Inc., (1.0% of total investments), which has been severely impacted by liquidity and credit issues in the financial markets; Bear Stearns Companies (not held in the portfolio at period end), which was taken over by another financial service firm at a substantial discount to its stock price a few days before the takeover was announced; and Starbucks Corp., (2.1% of total investments), which reported earnings that were below analysts' previous expectations and closed a number of stores.

                                             Annual Report | August 31, 2008 | 9

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

OTR | Claymore/Ocean Tomo Growth Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Ocean Tomo Growth Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Growth Index (the "Ocean Tomo Index" or "Index").

The Index is comprised of approximately 60 stocks selected, based on investment and other criteria, from a universe of U.S. listed companies. The universe of companies includes the 300 companies that comprise the Ocean Tomo 300(R) Patent Index without limit on market capitalization. The stocks are evaluated and selected on the basis of the value of their intellectual property, specifically their patent valuations, using Ocean Tomo's Patent Ratings(R) software from a universe of U.S. listed stocks using a proprietary, 100% rules-based methodology developed by Ocean Tomo Capital, LLC ("Ocean Tomo" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -6.00%, representing a change in market price to $25.65 on August 31, 2008, from $27.45 on August 31, 2007. On an NAV basis, the Fund generated a total return of -7.58%, representing a change in NAV to $25.21 on August 31, 2008, from $27.44 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Ocean Tomo Index returned -6.20% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1700 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the health care sector made the strongest positive contribution to return; the technology sector was the greatest detractor. Positions in the health care sector that contributed to performance include Covidien Ltd., which provides health care products for use in clinical and home settings, and Alcon, Inc., a global medical specialty company focused on eye care (1.9% and 3.5% of total investments, respectively). Other holdings that contributed to performance include consumer products marketer Procter & Gamble Co. (not held in portfolio at period end) and First Solar, Inc., which designs and manufactures solar modules (1.5% of total investments). Holdings that detracted from performance include Microsoft Corp. (13.9% of total investments) and Cisco Systems, Inc. (10.1% of total investments), both in the information technology sector.

10 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

OTP | Claymore/Ocean Tomo Patent ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Ocean Tomo Patent ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Index (the "OT300 Index" or "Index").

The Index is the first publicly available patent index. The Index is designed to actively represent a group of stocks that own quality patent portfolios. The Index seeks to identify six companies within each of 50 style and size groups (which include value, relative value, blend, growth at a reasonable price (GARP) and growth by decile) with the highest patent value to book value ratio as determined by Ocean Tomo Capital, LLC ("Ocean Tomo" or the "Index Provider") using Ocean Tomo's Patent Ratings(R) software. The universe of companies includes approximately the 1,000 most-liquid listed companies without limitations on market capitalization. The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -4.61%, representing a change in market price to $25.84 on August 31, 2008, from $27.66 on August 31, 2007. On an NAV basis, the Fund generated a total return of -6.11%, representing a change in NAV to $25.67 on August 31, 2008, from $27.92 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the OT300 Index returned -5.36% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.6000 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, only the health care and utilities sectors made positive contributions to return; the industrials and technology sectors were the greatest detractors. Holdings that contributed strongly to performance include two leading health care companies, Johnson & Johnson (2.8% of total investments) and Genentech, Inc. (1.4% of total investments). Positions that detracted from performance include General Electric Co. (3.9% of total investments), a diversified technology, media and financial services company; AT&T Inc. (2.6% of total investments), a leading U.S. provider of telecommunications services; Freddie Mac (less than 0.1% of total investments), a company established to support home ownership and rental housing by securing mortgages; and Pfizer Inc. (1.8% of total investments), a global pharmaceutical company.

                                            Annual Report | August 31, 2008 | 11

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

DEF | Claymore/Sabrient Defender ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Sabrient Defender ETF(1) (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Defensive Equity Index" or "Index").

The Index seeks to identify companies with potentially superior risk/return profiles, as determined by Sabrient Systems, LLC ("Sabrient" or the "Index Provider"), during periods of weakness in the markets and/or the American economy overall. The Index is designed to actively represent a group of stocks that reflect occurrences such as low relative valuations, conservative accounting, dividend payments and a history of out-performance during bearish market periods. The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs"). The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will normally invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -4.95%, representing a change in market price to $24.60 on August 31, 2008, from $26.29 on August 31, 2007. On an NAV basis, the Fund generated a total return of -5.32%, representing a change in NAV to $24.55 on August 31, 2008, from $26.34 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Defensive Equity Index returned -4.69% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4100 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the oil & gas and basic materials sectors made positive contributions to return. All other sectors had negative returns; the financials sector was the greatest detractor. Holdings that contributed strongly to performance include Pioneer Natural Resources Co., (1.1% of total investments), an independent oil and gas exploration and production company; Rohm and Haas Company, (not held in the portfolio at period end), a specialty materials company that has reached an agreement to be acquired by Dow Chemical Company; and Anheuser-Busch Companies, Inc., (not held in the portfolio at period end), which has reached an agreement to be acquired by a Belgian beer company. Positions that detracted from performance include Qwest Communications International, Inc. (1.1% of total investments), a provider of voice, data, Internet and video services; SUPERVALU, Inc. (0.9% of total investments), a grocery retailer and wholesaler and iStar Financial, Inc. (not held in the portfolio at period end), a finance company focused on the commercial real estate industry.

----------
(1) Effective November 3, 2008, the name of the Fund will change to Claymore/Sabrient Defensive Equity Index ETF.

12 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

NFO | Claymore/Sabrient Insider ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Sabrient Insider ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Insider Sentiment Index" or "Index").

The Index is designed to identify companies with potentially superior risk-return profiles as determined by Sabrient Systems LLC ("Sabrient" or the "Index Provider"). The objective of the Index is to actively represent a group of stocks that are reflecting favorable corporate insider buying trends (determined via the public filings of such corporate insiders) and Wall Street analyst earnings estimate increases. Pursuant to Sabrient's proprietary methodology, Sabrient evaluates both corporate insider buying trends and Wall Street analyst earnings estimate increases in ranking companies for possible Index inclusion, and it is possible for a company that scores highly enough under either one of those factors to be included in the Index based on that factor alone. The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs"). The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will normally invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -8.16%, representing a change in market price to $26.79 on August 31, 2008, from $29.45 on August 31, 2007. On an NAV basis, the Fund generated a total return of -8.19%, representing a change in NAV to $26.81 on August 31, 2008, from $29.48 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Insider Sentiment Index returned -7.81% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.2800 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the basic materials sector made the strongest positive contribution to return; the technology sector was the greatest detractor. Holdings that contributed strongly to performance include First Solar, Inc. (1.2% of total investments), which designs and manufactures solar modules; and The Mosaic Company (0.8% of total investments), a producer of potash and phosphate. Positions that detracted from performance include Corus Bankshares, Inc. (0.8% of total investments), a bank holding company; and gaming company MGM MIRAGE (0.8% of total investments).

                                            Annual Report | August 31, 2008 | 13

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

STH | Claymore/Sabrient Stealth ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Sabrient Stealth ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Stealth Index (the "Stealth Index" or "Index").

The Index is designed to identify companies with potentially superior risk-return profiles as determined by Sabrient Systems LLC ("Sabrient" or the "Index Provider"). The objective of the Index is to actively represent a group of stocks that are "flying under the radar screen" of Wall Street's analysts, but which have displayed robust growth characteristics. The Index is comprised of approximately 150 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs") having little or no Wall Street analyst coverage (no more than two analysts). The universe of potential Index constituents includes approximately 2,100 listed companies without limitations on market capitalization, but which are mostly small-cap and micro-cap companies with capitalizations under $3.5 billion. The Fund will normally invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -14.28%, representing a change in market price to $22.02 on August 31, 2008, from $26.18 on August 31, 2007. On an NAV basis, the Fund generated a total return of -14.44%, representing a change in NAV to $22.04 on August 31, 2008, from $26.25 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Stealth Index returned -14.13% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4375 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, only the health care sector made a positive contribution to return; the financials and basic materials sectors were the greatest detractors.

Holdings that contributed strongly to performance include APP Pharmaceuticals Inc., (not held in the portfolio as of period end), which has reached an agreement to be acquired by a German company; Graham Corporation, (not held in the portfolio as of period end), which designs and manufactures and sells vacuum and heat transfer equipment; and apparel designer Perry Ellis International, Inc., (not held in the portfolio as of period end). Positions that detracted from performance include Immersion Corporation, (not held in the portfolio as of period end), which provides technologies that allow people to use their sense of touch in operating digital devices; CPI Corp., (not held in the portfolio as of period end), an operator of family portrait studios; and FelCor Lodging Trust Incorporated, (not held in the portfolio as of period end), a real estate investment trust that holds ownership interests in hotels.

14 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CZA | Claymore/Zacks Mid-Cap Core ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Zacks Mid-Cap Core ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Zacks Mid-Cap Core Index" or "Index").

The Index seeks to select a group of stocks with the potential to outperform indices such as the Russell Midcap Index or the S&P MidCap 400 Index and other benchmark indices on a risk-adjusted basis. The Index is comprised of 100 stocks selected, based on investment and other criteria, from a universe of mid-capitalization common stocks, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). Currently, the mid-capitalization universe ranges from approximately $1 billion in market capitalization to $10 billion in market capitalization as defined by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will normally invest at least 90% of its total assets in common stock and ADRs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of .95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -5.91%, representing a change in market price to $23.99 on August 31, 2008, from $25.59 on August 31, 2007. On an NAV basis, the Fund generated a total return of -6.32%, representing a change in NAV to $23.80 on August 31, 2008, from $25.50 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Zacks Mid-Cap Core Index returned -6.17% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Additionally, the Russell Midcap Index and the S&P MidCap 400 Index returned -8.57% and -4.22% for the same time periods, respectively. Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990. All indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0950 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the oil & gas and basic materials sectors made the strongest positive contributions to return; the consumer services and financials sectors were the greatest detractors. Holdings that contributed strongly to performance include Continental Resources, Inc., an independent oil and natural gas exploration and production company; Electronic Data Systems Corporation, an outsourcing company that has been acquired by Hewlett-Packard Corporation; and engine manufacturer Cummins, Inc. (none of the above holdings were held in the portfolio as of period end). Positions that detracted from performance include two diversified managed health care companies, Coventry Health Care, Inc. and Health Net, Inc., (neither were held in the portfolio as of period end) and Delhaize Group, (1.4% of total investments), a Belgian Food retailer.

                                            Annual Report | August 31, 2008 | 15

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

XRO | Claymore/Zacks Sector Rotation ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Zacks Sector Rotation ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Sector Rotation Index (the "Zacks Sector Rotation Index" or "Index").

The Index uses a proprietary quantitative methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider") to overweight (as compared to other benchmark indices) sectors with potentially superior risk-return profiles. The objective of the Index is to overweight those sectors that combined have the potential to outperform, on a risk-adjusted basis, the S&P 500(R) Index and other benchmark indices. The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a universe of the 1,000 largest listed equity companies based on market capitalization. The universe of potential Index constituents includes all U.S. stocks, American depositary receipts ("ADRs") and master limited partnerships ("MLPs") listed on domestic exchanges. As of August 31, 2008, the stocks included in the Index have market capitalizations in excess of $2 billion. The Fund will normally invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -6.42%, representing a change in market price to $27.55 on August 31, 2008, from $29.61 on August 31, 2007. On an NAV basis, the Fund generated a total return of -6.13%, representing a change in NAV to $27.57 on August 31, 2008, from $29.54 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Zacks Sector Rotation Index returned -5.92% and the Standard & Poor's 500 Index returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.18684 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the oil & gas sector made the strongest positive contribution to return; the technology and consumer services sectors were the greatest detractors.

Holdings that contributed strongly to performance include credit card processor MasterCard Incorporated (not held in the portfolio at period end); railroad operator Union Pacific Corporation (1.9% of total investments); and Intuitive Surgical, Inc. (1.5% of total investments), which designs and manufactures surgical tools and systems. Positions that detracted from performance include pharmaceutical firms Schering-Plough Corp. (not held in the portfolio at period end), and Merck & Co. Inc. (not held in the portfolio at period end), and Humana Inc. (not held in the portfolio at period end), which provides health care and supplemental benefit plans.

16 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CVY | Claymore/Zacks Yield Hog ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Zacks Yield Hog ETF(1) (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Yield Hog Index (the "Zacks Yield Hog Index" or "Index").

The Index is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk adjusted basis, the Dow Jones U.S. Select Dividend Index and other benchmark indices. The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small and medium-sized companies. The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships, closed-end funds and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks. The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the annual fiscal period from August 31, 2007, through August 31, 2008.

On a market price basis, the Fund generated a total return of -14.74%, representing a change in market price to $20.94 on August 31, 2008, from $26.10 on August 31, 2007. On an NAV basis, the Fund generated a total return of -14.92%, representing a change in NAV to $20.93 on August 31, 2008, from $26.14 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained.

For underlying index and broad market comparison purposes, the Zacks Yield Hog Index returned -13.94% and the Standard & Poor's 500 Index ("S&P 500") returned -11.14% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. Additionally, the Dow Jones U.S. Select Dividend Index returned -19.09% for the same period. The selection of stocks to the Dow Jones U.S. Select Dividend Index is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million. It is not possible to invest directly in an index.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Distributions paid during the fiscal year ended August 31, 2008, were $0.3200 in September 2007, $0.3670 in December 2007, $0.3640 in March 2008, and $0.3370 in June 2008.

--------------------------------------------------------------------------------
Performance Attribution

For the 12-month period ended August 31, 2008, the industrials and utilities sectors made the strongest positive contributions to return; the financials and consumer services sectors were the greatest detractors.

Holdings that contributed strongly to performance include Fording Canadian Coal Trust (not held in portfolio at period end), a Canadian mutual fund trust with major interests in coal mining; Frontline Ltd. (1.0% of total investments), which owns and operates oil tankers; and Safeco Corporation (not held in the portfolio at period end), an insurance company that has reached an agreement to be acquired by Liberty Mutual Group. Positions that detracted from performance include Ambac Financial Group Inc. (not held in the portfolio at period end), which provides financial guarantee products and other financial services; newspaper publisher Gannett Co., Inc. (0.7% of total investments at period end); and KeyCorp (0.7% of total investments at period end), an Ohio-based bank holding company.

----------
(1) Effective November 3, 2008, the name of the Fund will change to Claymore/Zacks Multi-Asset Income Index ETF. At that time, the name of the Fund's underlying index will change to Zacks Multi-Asset Income Index.

                                            Annual Report | August 31, 2008 | 17

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

--------------------------------------------------------------------------------
Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the Funds will achieve their investment objectives.

An investment in the Funds is subject to certain risks and other considerations that include, but are not limited to:

Investment Risk. This includes the risk of the possible loss of the entire principal amount that you invest.

Equity Risk. This includes the risk that the value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Replication Management Risk. Unlike many investment companies, the Funds are not "actively" managed. Therefore, the Funds won't necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Non-Correlation Risk. The Funds' returns may not match the returns of the indices. For example, the Funds incur operating expenses not applicable to the indices, and incur costs in buying and selling securities, especially when rebalancing the Funds' holdings to reflect changes in the composition of the indices.

Issuer-Specific Changes Risk. Investments in non-U.S. issuers may involve unique risks, including, among others, greater market volatility than U.S.securities and less complete financial information than for U.S. issuers.

Non-Diversified Fund Risk. The Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Micro-,  Small- and  Medium-Sized  Company  Risk.  Investing  in  securities  of micro-cap, small- and medium-sized companies involves greater risk than investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Funds' investments or prevent the Funds from realizing the full value of their investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets.

Industry Risk. While the Funds do not concentrate in any industry, to the extent that the Funds' focus their investments in a particular industry or group of related industries, the NAV of the Funds will be more susceptible to factors affecting that industry or sector.

Master Limited Partnership Risk. Investments in securities of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

There can be no assurance that the requirements of the AMEX or NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

The Claymore/BNY BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

The Claymore/Zacks Yield Hog ETF is also subject to risks incurred by investing in preferred stocks--some that may be rated below investment grade, REITs, master limited partnerships and other investment companies.

The Claymore/Zacks Sector Rotation ETF is also subject to various sector risks and portfolio turnover risks.

The Claymore/Ocean Tomo Patent ETF and the Claymore/Ocean Tomo Growth Index ETF are also subject to patent risk meaning that the companies in which they invest (via the Index) can be significantly affected by patent considerations, including the termination of their patent protection for their products.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

18 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust |

Fund Summary & Performance | As of August 31, 2008 (unaudited)

EEB | Claymore/BNY BRIC ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                        $      42.98
Net Asset Value                                                    $      42.96
Premium/Discount to NAV                                                    0.05%
Net Assets ($000)                                                  $    859,280
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 9/21/06)                         One Year                  Annualized
--------------------------------------------------------------------------------
Claymore/ BNY BRIC ETF
   NAV                                         6.06%                      33.71%
   Market                                      5.95%                      33.74%
--------------------------------------------------------------------------------
Bank of New York Mellon BRIC Select
   ADR Index                                   6.32%                      34.74%
MSCI Emerging Markets Index                  -10.09%                      13.61%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.68%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.60% while the Fund's annualized gross operating expense ratio was determined to be 0.61%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Energy                                                                     29.4%
Materials                                                                  18.4%
Telecommunication Services                                                 16.9%
Financials                                                                 16.6%
Information Technology                                                      6.5%
Consumer Staples                                                            3.2%
Consumer Discretionary                                                      2.9%
Industrials                                                                 2.8%
Utilities                                                                   2.3%
Health Care                                                                 0.9%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
--------------------------------------------------------------------------------
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % of Total
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
Brazil                                                                     54.1%
China                                                                      32.5%
India                                                                       8.8%
Russia                                                                      4.6%
--------------------------------------------------------------------------------

                                                                      % of Total
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference Shares, ADR                             10.0%
Petroleo Brasileiro SA, ADR                                                 8.9%
China Mobile Ltd., ADR                                                      7.1%
Cia Vale do Rio Doce, Preference Shares, ADR                                6.8%
Cia Vale do Rio Doce, ADR                                                   4.9%
Banco Bradesco SA, Preference Shares, ADR                                   4.2%
PetroChina Co. Ltd., ADR                                                    4.1%
China Life Insurance Co. Ltd., ADR                                          4.1%
CNOOC Ltd., ADR                                                             3.4%
Banco Itau Holding Financeira SA, Preference Shares, ADR                    3.3%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                             MSCI Emerging
                    Claymore/BNY BRIC ETF    Markets Index
9/21/06                    $10,000              $10,000
                           $ 9,837              $ 9,835
                           $ 9,902              $ 9,809
                           $ 9,992              $ 9,877
                           $10,102              $ 9,979
                           $10,179              $10,037
                           $10,175              $10,007
                           $10,216              $10,045
                           $10,106              $ 9,976
                           $10,350              $ 9,959
                           $10,460              $10,094
                           $10,407              $10,082
                           $10,468              $10,066
                           $10,549              $10,115
                           $10,529              $10,110
                           $10,789              $10,170
                           $10,826              $10,340
                           $10,928              $10,403
                           $10,789              $10,334
                           $10,822              $10,371
                           $10,850              $10,391
                           $10,802              $10,387
                           $10,846              $10,348
                           $10,940              $10,388
                           $11,054              $10,445
                           $11,115              $10,509
                           $10,976              $10,486
                           $10,883              $10,375
                           $11,013              $10,482
                           $11,021              $10,586
                           $11,050              $10,575
                           $11,155              $10,648
                           $11,379              $10,709
                           $11,347              $10,792
                           $11,363              $10,765
                           $11,436              $10,844
                           $11,412              $10,852
                           $11,404              $10,829
                           $11,554              $10,921
                           $11,631              $10,926
                           $11,538              $10,964
                           $11,485              $10,869
                           $11,493              $10,873
                           $11,611              $10,959
                           $11,754              $11,078
                           $11,745              $11,117
                           $11,481              $11,119
                           $11,465              $10,989
                           $11,774              $11,163
                           $11,839              $11,261
                           $11,733              $11,282
                           $11,937              $11,329
                           $12,168              $11,446
                           $12,099              $11,483
                           $12,075              $11,485
                           $12,055              $11,408
                           $12,148              $11,361
                           $12,010              $11,280
                           $12,026              $11,288
                           $12,266              $11,428
                           $12,319              $11,491
                           $12,278              $11,539
                           $12,270              $11,361
                           $12,299              $11,503
                           $12,295              $11,507
                           $12,323              $11,510
                           $12,604              $11,516
                           $12,913              $11,671
                           $12,946              $11,735
                           $12,907              $11,768
                           $13,078              $11,877
                           $12,862              $11,696
                           $12,451              $11,532
                           $12,667              $11,468
                           $12,292              $11,321
                           $12,194              $11,187
                           $12,357              $11,273
                           $12,569              $11,413
                           $12,573              $11,552
                           $12,569              $11,535
                           $12,443              $11,575
                           $12,655              $11,575
                           $12,736              $11,664
                           $13,042              $11,691
                           $13,188              $11,822
                           $12,801              $11,782
                           $12,883              $11,646
                           $12,683              $11,554
                           $12,923              $11,615
                           $12,928              $11,641
                           $13,046              $11,786
                           $13,021              $11,876
                           $13,066              $11,907
                           $13,168              $11,993
                           $13,099              $11,992
                           $13,131              $11,945
                           $12,911              $11,936
                           $12,785              $11,777
                           $12,879              $11,822
                           $13,062              $11,993
                           $13,078              $12,081
                           $13,119              $12,106
                           $13,164              $12,099
                           $13,229              $12,114
                           $13,237              $12,196
                           $13,062              $12,149
                           $13,062              $12,152
                           $11,986              $11,779
                           $12,288              $11,572
                           $12,113              $11,401
                           $11,864              $11,343
                           $11,506              $10,912
                           $12,064              $11,177
                           $11,954              $11,197
                           $12,235              $11,417
                           $12,288              $11,503
                           $12,414              $11,584
                           $11,937              $11,500
                           $12,100              $11,286
                           $12,141              $11,436
                           $12,052              $11,426
                           $12,369              $11,566
                           $12,487              $11,627
                           $12,818              $11,768
                           $12,813              $11,930
                           $12,830              $11,953
                           $12,899              $11,979
                           $12,752              $11,936
                           $12,610              $11,830
                           $12,972              $11,972
                           $12,838              $12,033
                           $12,919              $12,022
                           $13,135              $12,142
                           $13,229              $12,277
                           $13,241              $12,315
                           $13,372              $12,402
                           $13,429              $12,447
                           $13,339              $12,491
                           $13,514              $12,489
                           $13,636              $12,563
                           $13,889              $12,716
                           $13,820              $12,688
                           $13,795              $12,656
                           $13,640              $12,510
                           $13,856              $12,709
                           $13,738              $12,726
                           $13,742              $12,718
                           $13,954              $12,752
                           $13,832              $12,764
                           $13,746              $12,665
                           $13,473              $12,590
                           $13,490              $12,580
                           $13,738              $12,659
                           $13,926              $12,809
                           $13,991              $12,923
                           $13,971              $12,979
                           $13,909              $12,900
                           $14,186              $12,974
                           $13,824              $12,920
                           $14,268              $12,880
                           $14,223              $12,978
                           $14,276              $12,910
                           $14,667              $13,060
                           $14,635              $13,051
                           $14,700              $13,086
                           $14,826              $13,196
                           $14,728              $13,240
                           $14,610              $13,222
                           $14,203              $13,059
                           $14,537              $13,078
                           $14,484              $13,097
                           $14,643              $13,009
                           $14,749              $13,214
                           $15,083              $13,437
                           $14,989              $13,476
                           $14,956              $13,491
                           $14,679              $13,342
                           $14,353              $13,288
                           $14,708              $13,129
                           $14,903              $13,226
                           $14,667              $13,225
                           $14,997              $13,240
                           $15,286              $13,517
                           $15,600              $13,686
                           $15,747              $13,849
                           $15,771              $13,850
                           $15,580              $13,884
                           $15,942              $13,922
                           $15,706              $13,888
                           $15,543              $13,799
                           $15,486              $13,718
                           $15,633              $13,640
                           $15,710              $13,790
                           $15,702              $13,833
                           $16,089              $14,008
                           $16,277              $14,221
                           $16,305              $14,331
                           $16,541              $14,445
                           $16,745              $14,619
                           $16,419              $14,582
                           $16,602              $14,552
                           $17,148              $14,767
                           $17,230              $14,976
                           $17,042              $14,901
                           $17,120              $14,900
                           $16,977              $14,799
                           $17,218              $14,956
                           $17,051              $15,047
                           $17,397              $15,208
                           $16,708              $15,126
                           $16,827              $15,009
                           $16,008              $14,671
                           $15,889              $14,201
                           $16,370              $14,324
                           $16,272              $14,563
                           $16,077              $14,065
                           $16,207              $14,150
                           $15,547              $14,143
                           $15,641              $13,861
                           $15,690              $13,923
                           $16,203              $14,317
                           $15,547              $14,134
                           $15,327              $13,667
                           $15,323              $13,805
                           $14,863              $13,609
                           $14,133              $13,283
                           $13,583              $12,536
                           $14,309              $12,551
                           $14,406              $13,025
                           $14,463              $13,002
                           $15,282              $13,337
                           $15,348              $13,572
                           $15,922              $13,631
                           $16,354              $13,890
                           $15,339              $13,773
                           $16,134              $13,741
                           $16,004              $13,921
                           $16,578              $14,253
                           $16,904              $14,310
                           $16,505              $14,238
                           $16,765              $14,354
                           $16,297              $14,284
                           $16,329              $14,116
                           $16,688              $14,280
                           $16,745              $14,306
                           $17,042              $14,458
                           $17,108              $14,542
                           $16,908              $14,426
                           $17,967              $14,550
                           $18,081              $15,044
                           $17,922              $15,149
                           $18,314              $15,248
                           $18,798              $15,426
                           $18,974              $15,368
                           $19,316              $15,518
                           $19,866              $15,801
                           $19,723              $15,827
                           $20,473              $16,000
                           $20,542              $16,345
                           $19,487              $16,202
                           $19,683              $16,107
                           $20,575              $16,369
                           $20,363              $16,429
                           $20,880              $16,565
                           $20,929              $16,709
                           $20,685              $16,946
                           $21,439              $16,776
                           $21,561              $16,960
                           $21,031              $16,752
                           $22,172              $16,821
                           $22,062              $16,811
                           $20,888              $16,605
                           $21,125              $16,224
                           $22,009              $16,677
                           $21,720              $16,632
                           $21,846              $16,878
                           $22,636              $17,240
                           $23,300              $17,594
                           $22,828              $17,510
                           $23,557              $17,592
                           $22,685              $17,465
                           $22,807              $17,231
                           $21,707              $16,916
                           $22,424              $17,160
                           $21,496              $17,142
                           $22,119              $16,863
                           $21,377              $16,810
                           $19,825              $16,208
                           $21,463              $16,317
                           $21,561              $16,839
                           $21,003              $16,639
                           $21,467              $16,390
                           $20,501              $16,144
                           $20,962              $16,163
                           $19,862              $15,637
                           $20,306              $15,607
                           $19,630              $15,803
                           $20,155              $15,632
                           $21,357              $15,840
                           $21,337              $16,143
                           $21,553              $16,345
                           $21,443              $16,361
                           $21,422              $16,409
                           $22,400              $16,707
                           $22,836              $16,853
                           $22,677              $16,882
                           $22,620              $16,807
                           $21,821              $16,837
                           $22,359              $16,744
                           $21,752              $16,352
                           $21,341              $16,120
                           $20,151              $15,584
                           $20,787              $15,658
                           $20,962              $15,758
                           $21,239              $15,744
                           $21,781              $16,008
                           $22,314              $16,293
                           $22,404              $16,374
                           $21,866              $16,438
                           $21,866              $16,421
                           $21,802              $16,403
                           $21,700              $16,270
                           $21,680              $16,169
                           $21,045              $16,136
                           $21,082              $15,905
                           $21,021              $16,075
                           $21,729              $16,163
                           $22,048              $16,087
                           $21,430              $15,990
                           $21,516              $16,049
                           $20,231              $15,761
                           $19,310              $15,120
                           $18,757              $15,032
                           $19,175              $14,973
                           $18,463              $13,719
                           $18,708              $13,906
                           $19,130              $14,278
                           $19,101              $14,645
                           $19,445              $14,345
                           $19,465              $14,544
                           $19,212              $14,393
                           $19,539              $14,356
                           $20,108              $14,770
                           $20,255              $15,069
                           $19,093              $14,878
                           $18,819              $14,576
                           $19,171              $14,452
                           $19,163              $14,451
                           $19,580              $14,303
                           $19,793              $14,530
                           $20,231              $14,665
                           $19,948              $14,986
                           $20,104              $14,960
                           $20,448              $15,224
                           $20,722              $15,037
                           $20,444              $15,237
                           $20,689              $15,182
                           $20,857              $15,332
                           $21,143              $15,475
                           $21,524              $15,721
                           $21,389              $15,737
                           $20,460              $15,415
                           $20,554              $15,115
                           $19,912              $15,001
                           $20,464              $15,080
                           $19,707              $15,109
                           $19,298              $14,756
                           $18,790              $14,448
                           $20,002              $14,771
                           $19,703              $14,940
                           $19,519              $14,526
                           $18,868              $14,432
                           $18,168              $13,800
                           $19,081              $14,073
                           $17,701              $14,084
                           $17,775              $13,821
                           $18,193              $14,176
                           $18,884              $14,596
                           $18,835              $14,637
                           $18,639              $14,625
                           $18,692              $14,707
                           $18,692              $14,600
                           $19,506              $14,722
                           $19,658              $15,039
                           $19,985              $15,108
                           $20,108              $15,140
                           $20,321              $15,351
                           $20,284              $15,257
                           $19,993              $15,216
                           $20,186              $15,329
                           $19,785              $15,355
                           $19,850              $15,157
                           $20,173              $15,233
                           $20,763              $15,421
                           $20,832              $15,544
                           $21,049              $15,566
                           $21,418              $15,714
                           $21,303              $15,754
                           $21,614              $15,786
                           $21,324              $15,721
                           $21,418              $15,746
                           $21,352              $15,820
                           $20,939              $15,633
                           $21,676              $15,784
                           $21,987              $15,803
                           $22,343              $16,003
                           $22,359              $16,036
                           $22,605              $16,114
                           $21,757              $15,991
                           $21,974              $15,866
                           $21,892              $15,763
                           $22,150              $15,838
                           $22,330              $15,993
                           $22,269              $16,022
                           $22,752              $16,207
                           $23,218              $16,460
                           $23,317              $16,588
                           $23,116              $16,382
                           $22,961              $16,376
                           $22,686              $16,228
                           $22,494              $16,044
                           $22,150              $15,835
                           $22,670              $15,881
                           $22,445              $15,968
                           $22,678              $16,077
                           $22,564              $16,051
                           $21,851              $15,824
                           $21,356              $15,598
                           $22,228              $15,746
                           $21,491              $15,724
                           $21,422              $15,522
                           $20,751              $15,134
                           $20,382              $15,046
                           $20,640              $14,936
                           $20,804              $14,897
                           $20,910              $15,071
                           $21,233              $15,218
                           $21,057              $15,151
                           $20,955              $14,994
                           $20,223              $14,778
                           $20,296              $14,635
                           $20,243              $14,527
                           $20,767              $14,724
                           $20,067              $14,638
                           $20,096              $14,441
                           $20,300              $14,474
                           $19,920              $14,230
                           $19,212              $14,081
                           $19,113              $13,767
                           $19,109              $13,834
                           $19,060              $13,628
                           $18,684              $13,820
                           $19,093              $13,816
                           $18,946              $13,903
                           $19,032              $13,907
                           $18,737              $13,551
                           $19,220              $13,559
                           $18,950              $13,769
                           $18,974              $13,647
                           $19,269              $13,906
                           $19,167              $13,831
                           $19,126              $14,023
                           $18,291              $13,933
                           $18,262              $13,690
                           $18,049              $13,688
                           $18,414              $13,575
                           $19,093              $13,885
                           $18,757              $13,928
                           $18,463              $13,767
                           $17,804              $13,481
                           $18,008              $13,364
                           $18,356              $13,535
                           $17,927              $13,481
                           $17,820              $13,242
                           $17,419              $13,250
                           $17,087              $13,144
                           $17,308              $13,031
                           $17,460              $13,168
                           $17,083              $13,008
                           $16,772              $12,856
                           $16,871              $12,627
                           $17,505              $12,877
                           $17,632              $12,821
                           $17,542              $12,809
                           $17,190              $12,732
                           $17,243              $12,576
                           $17,738              $12,780
                           $17,710              $12,824
                           $17,583              $12,815
8/31/08                    $17,583              $12,815

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2008 | 19

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CSD | Claymore/Clear Spin-Off ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                        $      21.79
Net Asset Value                                                    $      21.76
Premium/Discount to NAV                                                    0.14%
Net Assets ($000)                                                  $     15,232
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 12/15/06)                        One Year                  Annualized
--------------------------------------------------------------------------------
Claymore Clear Spin-Off ETF
   NAV                                       -24.50%                      -7.81%
   Market                                    -24.27%                      -7.74%
--------------------------------------------------------------------------------
Clear Spin-off Index                         -24.36%                      -7.35%
--------------------------------------------------------------------------------
S&P 500 Index                                -11.14%                      -4.11%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio is 1.11%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.69% while the Fund's annualized gross operating expense ratio was determined to be 1.08%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets. Some expenses may fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Information Technology                                                     27.5%
Consumer Discretionary                                                     16.0%
Energy                                                                     13.7%
Health Care                                                                10.9%
Financials                                                                  9.1%
Industrials                                                                 9.1%
Consumer Staples                                                            4.9%
Telecommunication Services                                                  4.5%
Materials                                                                   4.2%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Western Union Co. (The)                                                     5.6%
Covidien Ltd. (Bermuda)                                                     5.5%
Discover Financial Services                                                 5.2%
Patriot Coal Corp.                                                          5.2%
Kraft Foods, Inc. - Class A                                                 4.9%
Teradata Corp.                                                              4.8%
Spectra Energy Corp.                                                        4.8%
Windstream Corp.                                                            4.5%
Time Warner Cable, Inc. - Class A                                           4.5%
APP Pharmaceuticals, Inc.                                                   4.3%
--------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Claymore/Clear
                         Spin-off ETF        S&P 500 Index
       9/21/06             $10,000              $10,000
                           $ 9,873              $ 9,979
                           $ 9,905              $10,001
                           $ 9,905              $ 9,987
                           $ 9,873              $ 9,953
                           $ 9,897              $ 9,901
                           $ 9,944              $ 9,944
                           $ 9,992              $10,016
                           $ 9,976              $10,002
                           $ 9,952              $ 9,957
                           $ 9,952              $ 9,957
                           $ 9,952              $ 9,957
                           $ 9,913              $ 9,947
                           $ 9,936              $ 9,959
                           $ 9,853              $ 9,898
                           $ 9,897              $ 9,924
                           $ 9,889              $ 9,918
                           $ 9,936              $ 9,939
                           $10,008              $10,002
                           $10,072              $10,051
                           $10,076              $10,059
                           $10,072              $10,051
                           $10,016              $10,021
                           $10,064              $10,050
                           $10,000              $ 9,997
                           $10,083              $10,033
                           $10,155              $10,118
                           $10,044              $10,004
                           $10,139              $ 9,992
                           $10,167              $ 9,982
                           $10,242              $10,040
                           $10,290              $10,108
                           $10,338              $10,164
                           $10,365              $10,181
                           $10,346              $10,172
                           $10,409              $10,180
                           $10,413              $10,198
                           $10,409              $10,186
                           $10,298              $10,115
                           $10,298              $10,082
                           $10,433              $10,160
                           $10,508              $10,241
                           $10,536              $10,252
                           $10,584              $10,244
                           $10,616              $10,273
                           $10,647              $10,259
                           $10,643              $10,253
                           $10,628              $10,217
                           $10,596              $10,206
                           $10,262              $ 9,852
                           $10,306              $ 9,910
                           $10,274              $ 9,884
                           $10,155              $ 9,772
                           $ 9,984              $ 9,680
                           $10,183              $ 9,830
                           $10,211              $ 9,809
                           $10,318              $ 9,880
                           $10,393              $ 9,886
                           $10,449              $ 9,913
                           $10,278              $ 9,714
                           $10,318              $ 9,780
                           $10,385              $ 9,816
                           $10,342              $ 9,778
                           $10,481              $ 9,885
                           $10,528              $ 9,948
                           $10,723              $10,118
                           $10,743              $10,114
                           $10,782              $10,125
                           $10,798              $10,135
                           $10,771              $10,073
                           $10,751              $ 9,995
                           $10,842              $10,032
                           $10,834              $10,021
                           $10,834              $10,021
                           $10,866              $10,047
                           $10,929              $10,142
                           $11,029              $10,153
                           $11,076              $10,187
                           $11,100              $10,193
                           $11,080              $10,220
                           $11,025              $10,154
                           $11,136              $10,217
                           $11,191              $10,253
                           $11,334              $10,363
                           $11,330              $10,385
                           $11,307              $10,392
                           $11,184              $10,380
                           $11,279              $10,476
                           $11,311              $10,452
                           $11,319              $10,448
                           $11,462              $10,555
                           $11,481              $10,548
                           $11,430              $10,547
                           $11,323              $10,465
                           $11,291              $10,492
                           $11,398              $10,561
                           $11,466              $10,610
                           $11,513              $10,633
                           $11,585              $10,661
                           $11,632              $10,649
                           $11,664              $10,686
                           $11,553              $10,539
                           $11,680              $10,642
                           $11,708              $10,623
                           $11,616              $10,610
                           $11,648              $10,705
                           $11,640              $10,696
                           $11,744              $10,767
                           $11,867              $10,784
                           $11,966              $10,777
                           $11,950              $10,764
                           $11,775              $10,661
                           $11,950              $10,719
                           $11,962              $10,737
                           $12,097              $10,827
                           $12,220              $10,830
                           $12,307              $10,870
                           $12,399              $10,891
                           $12,371              $10,833
                           $12,244              $10,740
                           $11,962              $10,551
                           $12,085              $10,671
                           $12,145              $10,682
                           $12,018              $10,568
                           $12,184              $10,731
                           $12,311              $10,783
                           $12,399              $10,853
                           $12,375              $10,840
                           $12,462              $10,859
                           $12,339              $10,712
                           $12,347              $10,780
                           $12,264              $10,641
                           $12,141              $10,607
                           $12,121              $10,573
                           $12,204              $10,671
                           $12,212              $10,666
                           $12,188              $10,650
                           $12,188              $10,650
                           $12,303              $10,764
                           $12,311              $10,805
                           $12,363              $10,808
                           $12,435              $10,847
                           $12,407              $10,857
                           $12,296              $10,703
                           $12,367              $10,766
                           $12,486              $10,971
                           $12,502              $11,005
                           $12,466              $10,984
                           $12,470              $10,983
                           $12,423              $10,962
                           $12,518              $11,011
                           $12,379              $10,876
                           $12,367              $10,929
                           $12,053              $10,713
                           $11,982              $10,763
                           $11,688              $10,512
                           $11,569              $10,345
                           $11,644              $10,452
                           $11,569              $10,320
                           $11,517              $10,395
                           $11,529              $10,443
                           $11,247              $10,166
                           $11,307              $10,412
                           $11,370              $10,476
                           $11,601              $10,627
                           $11,319              $10,314
                           $11,378              $10,318
                           $11,426              $10,314
                           $11,219              $10,128
                           $11,001               $9,990
                           $10,933              $10,023
                           $11,132              $10,269
                           $11,144              $10,266
                           $11,215              $10,278
                           $11,374              $10,399
                           $11,370              $10,388
                           $11,493              $10,508
                           $11,466              $10,419
                           $11,180              $10,175
                           $11,390              $10,401
                           $11,358              $10,358
                           $11,525              $10,474
                           $11,668              $10,584
                           $11,513              $10,467
                           $11,525              $10,514
                           $11,323              $10,336
                           $11,223              $10,323
                           $11,327              $10,464
                           $11,299              $10,467
                           $11,330              $10,556
                           $11,358              $10,558
                           $11,231              $10,504
                           $11,521              $10,811
                           $11,605              $10,877
                           $11,509              $10,806
                           $11,616              $10,856
                           $11,525              $10,799
                           $11,473              $10,796
                           $11,537              $10,856
                           $11,612              $10,899
                           $11,577              $10,866
                           $11,700              $11,011
                           $11,720              $11,008
                           $11,648              $10,960
                           $11,720              $10,983
                           $11,890              $11,091
                           $11,879              $11,056
                           $11,934              $11,145
                           $11,926              $11,127
                           $11,803              $11,070
                           $11,859              $11,123
                           $11,720              $11,030
                           $11,660              $10,957
                           $11,624              $10,978
                           $11,605              $10,970
                           $11,299              $10,689
                           $11,374              $10,729
                           $11,481              $10,824
                           $11,430              $10,798
                           $11,378              $10,787
                           $11,477              $10,936
                           $11,481              $10,978
                           $11,422              $10,907
                           $11,589              $11,039
                           $11,342              $10,750
                           $11,386              $10,759
                           $11,259              $10,706
                           $11,307              $10,836
                           $11,037              $10,523
                           $11,005              $10,517
                           $10,862              $10,367
                           $10,695              $10,264
                           $10,957              $10,566
                           $10,874              $10,494
                           $10,771              $10,356
                           $10,818              $10,410
                           $10,540              $10,229
                           $10,500              $10,275
                           $10,377              $10,112
                           $10,532              $10,284
                           $10,282              $10,045
                           $10,346              $10,196
                           $10,707              $10,490
                           $10,723              $10,496
                           $10,822              $10,577
                           $10,878              $10,515
                           $10,806              $10,447
                           $10,898              $10,611
                           $11,029              $10,772
                           $11,049              $10,752
                           $11,176              $10,834
                           $10,925              $10,560
                           $10,969              $10,625
                           $10,898              $10,639
                           $10,707              $10,493
                           $10,576              $10,335
                           $10,655              $10,400
                           $10,620              $10,387
                           $10,643              $10,440
                           $10,834              $10,616
                           $10,925              $10,702
                           $10,842              $10,711
                           $10,671              $10,561
                           $10,647              $10,576
                           $10,624              $10,504
                           $10,565              $10,354
                           $10,457              $10,355
                           $10,045              $10,100
                           $10,057              $10,133
                           $ 9,841              $ 9,950
                           $ 9,865              $10,087
                           $ 9,993              $10,167
                           $ 9,773              $10,029
                           $ 9,861              $10,138
                           $ 9,605              $ 9,886
                           $ 9,649              $ 9,831
                           $ 9,361              $ 9,546
                           $ 9,329              $ 9,488
                           $ 9,209              $ 9,383
                           $ 9,457              $ 9,585
                           $ 9,673              $ 9,681
                           $ 9,537              $ 9,528
                           $ 9,761              $ 9,695
                           $ 9,869              $ 9,755
                           $ 9,793              $ 9,709
                           $10,105              $ 9,874
                           $10,305              $ 9,995
                           $10,137              $ 9,890
                           $ 9,825              $ 9,575
                           $ 9,721              $ 9,506
                           $ 9,701              $ 9,583
                           $ 9,697              $ 9,543
                           $ 9,701              $ 9,599
                           $ 9,681              $ 9,670
                           $ 9,801              $ 9,805
                           $ 9,637              $ 9,674
                           $ 9,597              $ 9,682
                           $ 9,525              $ 9,674
                           $ 9,569              $ 9,756
                           $ 9,389              $ 9,634
                           $ 9,449              $ 9,710
                           $ 9,625              $ 9,845
                           $ 9,737              $ 9,913
                           $ 9,609              $ 9,906
                           $ 9,497              $ 9,819
                           $ 9,225              $ 9,553
                           $ 9,205              $ 9,558
                           $ 9,153              $ 9,526
                           $ 9,221              $ 9,580
                           $ 8,941              $ 9,371
                           $ 8,893              $ 9,292
                           $ 8,701              $ 9,149
                           $ 9,025              $ 9,489
                           $ 8,969              $ 9,406
                           $ 9,065              $ 9,455
                           $ 8,881              $ 9,258
                           $ 8,713              $ 9,177
                           $ 9,105              $ 9,566
                           $ 8,901              $ 9,334
                           $ 9,193              $ 9,558
                           $ 9,389              $ 9,704
                           $ 9,413              $ 9,727
                           $ 9,273              $ 9,642
                           $ 9,137              $ 9,533
                           $ 9,037              $ 9,458
                           $ 9,185              $ 9,512
                           $ 9,485              $ 9,853
                           $ 9,517              $ 9,836
                           $ 9,525              $ 9,849
                           $ 9,469              $ 9,857
                           $ 9,517              $ 9,873
                           $ 9,445              $ 9,826
                           $ 9,301              $ 9,747
                           $ 9,309              $ 9,791
                           $ 9,137              $ 9,592
                           $ 9,105              $ 9,560
                           $ 9,157              $ 9,604
                           $ 9,389              $ 9,823
                           $ 9,397              $ 9,829
                           $ 9,521              $10,008
                           $ 9,469              $ 9,992
                           $ 9,333              $ 9,904
                           $ 9,285              $ 9,933
                           $ 9,333              $ 9,997
                           $ 9,421              $10,062
                           $ 9,429              $10,052
                           $ 9,397              $10,013
                           $ 9,373              $ 9,975
                           $ 9,577              $10,148
                           $ 9,557              $10,181
                           $ 9,513              $10,136
                           $ 9,661              $10,214
                           $ 9,557              $10,033
                           $ 9,609              $10,070
                           $ 9,629              $10,004
                           $ 9,801              $10,115
                           $ 9,921              $10,113
                           $ 9,957              $10,156
                           $10,037              $10,265
                           $ 9,981              $10,278
                           $ 9,985              $10,288
                           $ 9,857              $10,192
                           $ 9,705              $10,029
                           $ 9,733              $10,057
                           $ 9,565              $ 9,925
                           $ 9,641              $ 9,993
                           $ 9,761              $10,034
                           $ 9,801              $10,089
                           $ 9,809              $10,104
                           $ 9,705              $ 9,999
                           $ 9,645              $ 9,941
                           $ 9,669              $ 9,943
                           $ 9,861              $10,137
                           $ 9,573              $ 9,825
                           $ 9,485              $ 9,833
                           $ 9,461              $ 9,810
                           $ 9,281              $ 9,646
                           $ 9,313              $ 9,678
                           $ 9,445              $ 9,824
                           $ 9,465              $ 9,825
                           $ 9,369              $ 9,758
                           $ 9,169              $ 9,664
                           $ 9,165              $ 9,703
                           $ 9,025              $ 9,523
                           $ 8,973              $ 9,523
                           $ 8,869              $ 9,497
                           $ 8,941              $ 9,553
                           $ 8,673              $ 9,275
                           $ 8,665              $ 9,241
                           $ 8,669              $ 9,253
                           $ 8,613              $ 9,290
                           $ 8,417              $ 9,121
                           $ 8,309              $ 9,131
                           $ 8,325              $ 9,055
                           $ 8,381              $ 9,213
                           $ 8,253              $ 9,004
                           $ 8,265              $ 9,067
                           $ 8,257              $ 8,967
                           $ 8,169              $ 8,886
                           $ 8,105              $ 8,790
                           $ 8,277              $ 9,011
                           $ 8,397              $ 9,120
                           $ 8,393              $ 9,122
                           $ 8,357              $ 9,118
                           $ 8,501              $ 9,241
                           $ 8,577              $ 9,278
                           $ 8,305              $ 9,064
                           $ 8,381              $ 9,102
                           $ 8,321              $ 8,933
                           $ 8,465              $ 9,142
                           $ 8,529              $ 9,295
                           $ 8,461              $ 9,175
                           $ 8,425              $ 9,124
                           $ 8,237              $ 9,042
                           $ 8,445              $ 9,302
                           $ 8,481              $ 9,338
                           $ 8,397              $ 9,171
                           $ 8,601              $ 9,391
                           $ 8,621              $ 9,458
                           $ 8,537              $ 9,344
                           $ 8,553              $ 9,320
                           $ 8,657              $ 9,372
                           $ 8,729              $ 9,411
                           $ 8,621              $ 9,270
                           $ 8,473              $ 9,184
                           $ 8,497              $ 9,242
                           $ 8,533              $ 9,266
                           $ 8,613              $ 9,372
                           $ 8,457              $ 9,188
                           $ 8,517              $ 9,222
                           $ 8,609              $ 9,297
                           $ 8,785              $ 9,436
       8/31/08             $ 8,701              $ 9,307

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

20 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                        $      20.62
Net Asset Value                                                    $      20.42
Premium/Discount to NAV                                                    0.98%
Net Assets ($000)                                                  $      6,126
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 4/2/07)                          One Year                  Annualized
--------------------------------------------------------------------------------
Claymore/Great Companies
Large-Cap Growth Index ETF
   NAV                                       -17.73%                     -12.92%
   Market                                    -16.95%                     -12.31%
--------------------------------------------------------------------------------
Great Companies Large-Cap
   Growth Index                              -16.86%                     -11.42%
--------------------------------------------------------------------------------
S&P 500 Index                                -11.14%                      -5.07%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.02 per share for share price returns or initial net asset value (NAV) of $25.02 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 7.01%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.04% while the Fund's annualized gross operating expense ratio was determined to be 2.86%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Information Technology                                                     25.0%
Consumer Discretionary                                                     23.8%
Financials                                                                 22.6%
Energy                                                                      8.3%
Health Care                                                                 7.8%
Industrials                                                                 6.7%
Materials                                                                   5.7%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)                                            6.8%
Danaher Corp.                                                               4.4%
Aflac, Inc.                                                                 3.7%
Nucor Corp.                                                                 3.7%
Petro-Canada (Canada)                                                       3.5%
Staples, Inc.                                                               3.2%
TJX Cos., Inc.                                                              3.0%
Oracle Corp.                                                                3.0%
Best Buy Co., Inc.                                                          2.6%
WellPoint, Inc.                                                             2.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Claymore/Great Companies
               Large-Cap Growth Index ETF    S&P 500 Index
       4/2/07            $10,000                $10,026
                         $10,108                $10,121
                         $10,124                $10,132
                         $10,176                $10,166
                         $10,192                $10,172
                         $10,196                $10,199
                         $10,132                $10,133
                         $10,180                $10,196
                         $10,188                $10,232
                         $10,336                $10,342
                         $10,340                $10,363
                         $10,388                $10,370
                         $10,324                $10,358
                         $10,424                $10,454
                         $10,396                $10,431
                         $10,360                $10,427
                         $10,472                $10,534
                         $10,432                $10,526
                         $10,412                $10,525
                         $10,288                $10,443
                         $10,300                $10,471
                         $10,372                $10,540
                         $10,416                $10,588
                         $10,444                $10,611
                         $10,464                $10,639
                         $10,456                $10,627
                         $10,500                $10,664
                         $10,376                $10,517
                         $10,468                $10,620
                         $10,432                $10,601
                         $10,400                $10,589
                         $10,480                $10,683
                         $10,524                $10,674
                         $10,612                $10,745
                         $10,636                $10,761
                         $10,676                $10,754
                         $10,636                $10,742
                         $10,508                $10,639
                         $10,580                $10,697
                         $10,612                $10,715
                         $10,703                $10,804
                         $10,715                $10,807
                         $10,803                $10,848
                         $10,803                $10,868
                         $10,727                $10,811
                         $10,632                $10,717
                         $10,412                $10,530
                         $10,576                $10,649
                         $10,556                $10,660
                         $10,448                $10,546
                         $10,588                $10,709
                         $10,652                $10,761
                         $10,692                $10,831
                         $10,695                $10,818
                         $10,703                $10,837
                         $10,568                $10,690
                         $10,600                $10,758
                         $10,464                $10,620
                         $10,376                $10,585
                         $10,320                $10,552
                         $10,440                $10,649
                         $10,460                $10,644
                         $10,472                $10,628
                         $10,584                $10,742
                         $10,608                $10,782
                         $10,628                $10,786
                         $10,703                $10,825
                         $10,699                $10,835
                         $10,516                $10,681
                         $10,560                $10,744
                         $10,751                $10,948
                         $10,795                $10,983
                         $10,767                $10,962
                         $10,771                $10,960
                         $10,787                $10,939
                         $10,787                $10,988
                         $10,652                $10,854
                         $10,640                $10,907
                         $10,416                $10,691
                         $10,456                $10,741
                         $10,168                $10,490
                         $10,008                $10,324
                         $10,100                $10,430
                         $ 9,960                $10,298
                         $10,000                $10,374
                         $10,052                $10,421
                         $ 9,760                $10,145
                         $10,008                $10,390
                         $10,084                $10,454
                         $10,252                $10,605
                         $ 9,956                $10,293
                         $ 9,920                $10,297
                         $ 9,852                $10,293
                         $ 9,592                $10,107
                         $ 9,428                $ 9,969
                         $ 9,500                $10,002
                         $ 9,800                $10,248
                         $ 9,808                $10,245
                         $ 9,864                $10,256
                         $ 9,956                $10,377
                         $ 9,936                $10,366
                         $10,056                $10,487
                         $ 9,920                $10,398
                         $ 9,640                $10,154
                         $ 9,860                $10,379
                         $ 9,840                $10,337
                         $ 9,996                $10,453
                         $10,088                $10,562
                         $ 9,968                $10,446
                         $ 9,988                $10,492
                         $ 9,800                $10,315
                         $ 9,764                $10,302
                         $ 9,904                $10,442
                         $ 9,940                $10,446
                         $10,104                $10,534
                         $10,124                $10,536
                         $10,056                $10,482
                         $10,412                $10,789
                         $10,432                $10,855
                         $10,308                $10,784
                         $10,352                $10,834
                         $10,264                $10,777
                         $10,228                $10,773
                         $10,284                $10,834
                         $10,324                $10,876
                         $10,288                $10,844
                         $10,416                $10,988
                         $10,420                $10,985
                         $10,408                $10,937
                         $10,412                $10,960
                         $10,616                $11,068
                         $10,560                $11,033
                         $10,640                $11,122
                         $10,628                $11,104
                         $10,536                $11,047
                         $10,576                $11,100
                         $10,408                $11,007
                         $10,324                $10,935
                         $10,384                $10,955
                         $10,380                $10,947
                         $10,096                $10,667
                         $10,148                $10,707
                         $10,244                $10,802
                         $10,196                $10,775
                         $10,140                $10,765
                         $10,356                $10,913
                         $10,464                $10,956
                         $10,400                $10,885
                         $10,556                $11,016
                         $10,204                $10,728
                         $10,188                $10,737
                         $10,060                $10,684
                         $10,172                $10,813
                         $ 9,900                $10,501
                         $ 9,804                $10,496
                         $ 9,636                $10,346
                         $ 9,496                $10,243
                         $ 9,860                $10,544
                         $ 9,776                $10,472
                         $ 9,584                $10,335
                         $ 9,652                $10,389
                         $ 9,444                $10,208
                         $ 9,472                $10,254
                         $ 9,317                $10,091
                         $ 9,496                $10,263
                         $ 9,237                $10,024
                         $ 9,400                $10,175
                         $ 9,744                $10,468
                         $ 9,736                $10,474
                         $ 9,780                $10,556
                         $ 9,660                $10,494
                         $ 9,556                $10,425
                         $ 9,688                $10,589
                         $ 9,900                $10,749
                         $ 9,908                $10,730
                         $10,028                $10,811
                         $ 9,688                $10,538
                         $ 9,744                $10,603
                         $ 9,696                $10,617
                         $ 9,584                $10,471
                         $ 9,436                $10,314
                         $ 9,484                $10,379
                         $ 9,472                $10,365
                         $ 9,576                $10,419
                         $ 9,804                $10,594
                         $ 9,868                $10,680
                         $ 9,796                $10,689
                         $ 9,668                $10,539
                         $ 9,680                $10,555
                         $ 9,698                $10,482
                         $ 9,541                $10,333
                         $ 9,493                $10,333
                         $ 9,179                $10,079
                         $ 9,130                $10,112
                         $ 8,929                $ 9,930
                         $ 9,026                $10,066
                         $ 9,163                $10,146
                         $ 8,989                $10,009
                         $ 9,106                $10,118
                         $ 8,828                $ 9,865
                         $ 8,840                $ 9,811
                         $ 8,587                $ 9,526
                         $ 8,567                $ 9,469
                         $ 8,579                $ 9,364
                         $ 8,873                $ 9,565
                         $ 8,973                $ 9,661
                         $ 8,784                $ 9,508
                         $ 8,981                $ 9,675
                         $ 9,038                $ 9,735
                         $ 8,965                $ 9,689
                         $ 9,106                $ 9,854
                         $ 9,243                $ 9,974
                         $ 9,094                $ 9,870
                         $ 8,756                $ 9,555
                         $ 8,651                $ 9,486
                         $ 8,744                $ 9,563
                         $ 8,760                $ 9,523
                         $ 8,784                $ 9,580
                         $ 8,808                $ 9,650
                         $ 8,933                $ 9,785
                         $ 8,796                $ 9,654
                         $ 8,800                $ 9,662
                         $ 8,780                $ 9,655
                         $ 8,937                $ 9,736
                         $ 8,873                $ 9,614
                         $ 8,977                $ 9,690
                         $ 9,118                $ 9,825
                         $ 9,223                $ 9,893
                         $ 9,271                $ 9,886
                         $ 9,122                $ 9,799
                         $ 8,796                $ 9,533
                         $ 8,756                $ 9,539
                         $ 8,736                $ 9,506
                         $ 8,776                $ 9,560
                         $ 8,546                $ 9,352
                         $ 8,470                $ 9,273
                         $ 8,244                $ 9,130
                         $ 8,567                $ 9,469
                         $ 8,470                $ 9,387
                         $ 8,567                $ 9,435
                         $ 8,301                $ 9,239
                         $ 8,067                $ 9,158
                         $ 8,587                $ 9,547
                         $ 8,313                $ 9,315
                         $ 8,591                $ 9,538
                         $ 8,804                $ 9,684
                         $ 8,820                $ 9,706
                         $ 8,716                $ 9,622
                         $ 8,562                $ 9,514
                         $ 8,462                $ 9,438
                         $ 8,506                $ 9,492
                         $ 8,913                $ 9,833
                         $ 8,905                $ 9,816
                         $ 8,921                $ 9,829
                         $ 8,937                $ 9,837
                         $ 8,929                $ 9,852
                         $ 8,893                $ 9,805
                         $ 8,764                $ 9,727
                         $ 8,808                $ 9,771
                         $ 8,619                $ 9,572
                         $ 8,583                $ 9,540
                         $ 8,659                $ 9,584
                         $ 8,893                $ 9,803
                         $ 8,921                $ 9,809
                         $ 9,114                $ 9,987
                         $ 9,094                $ 9,972
                         $ 8,965                $ 9,884
                         $ 9,010                $ 9,913
                         $ 9,118                $ 9,977
                         $ 9,195                $10,042
                         $ 9,199                $10,031
                         $ 9,175                $ 9,993
                         $ 9,074                $ 9,955
                         $ 9,287                $10,127
                         $ 9,340                $10,160
                         $ 9,291                $10,115
                         $ 9,348                $10,193
                         $ 9,142                $10,012
                         $ 9,150                $10,049
                         $ 9,110                $ 9,984
                         $ 9,287                $10,094
                         $ 9,239                $10,093
                         $ 9,283                $10,135
                         $ 9,420                $10,244
                         $ 9,424                $10,257
                         $ 9,380                $10,266
                         $ 9,291                $10,171
                         $ 9,106                $10,009
                         $ 9,150                $10,037
                         $ 8,997                $ 9,904
                         $ 9,094                $ 9,972
                         $ 9,155                $10,014
                         $ 9,219                $10,068
                         $ 9,243                $10,084
                         $ 9,122                $ 9,978
                         $ 9,082                $ 9,921
                         $ 9,098                $ 9,922
                         $ 9,308                $10,117
                         $ 8,981                $ 9,805
                         $ 8,937                $ 9,813
                         $ 8,901                $ 9,789
                         $ 8,728                $ 9,626
                         $ 8,776                $ 9,658
                         $ 8,989                $ 9,804
                         $ 9,082                $ 9,805
                         $ 8,973                $ 9,738
                         $ 8,893                $ 9,644
                         $ 8,909                $ 9,683
                         $ 8,675                $ 9,503
                         $ 8,595                $ 9,504
                         $ 8,575                $ 9,477
                         $ 8,643                $ 9,533
                         $ 8,301                $ 9,256
                         $ 8,293                $ 9,222
                         $ 8,216                $ 9,233
                         $ 8,268                $ 9,271
                         $ 8,055                $ 9,102
                         $ 8,043                $ 9,113
                         $ 7,987                $ 9,036
                         $ 8,136                $ 9,194
                         $ 7,922                $ 8,986
                         $ 7,902                $ 9,049
                         $ 7,733                $ 8,949
                         $ 7,648                $ 8,868
                         $ 7,544                $ 8,772
                         $ 7,850                $ 8,993
                         $ 7,987                $ 9,101
                         $ 8,015                $ 9,104
                         $ 7,995                $ 9,099
                         $ 8,176                $ 9,222
                         $ 8,248                $ 9,259
                         $ 7,910                $ 9,045
                         $ 7,946                $ 9,083
                         $ 7,797                $ 8,914
                         $ 8,039                $ 9,123
                         $ 8,156                $ 9,276
                         $ 8,063                $ 9,156
                         $ 8,027                $ 9,105
                         $ 7,946                $ 9,023
                         $ 8,220                $ 9,283
                         $ 8,293                $ 9,319
                         $ 8,128                $ 9,152
                         $ 8,361                $ 9,371
                         $ 8,438                $ 9,439
                         $ 8,309                $ 9,325
                         $ 8,256                $ 9,301
                         $ 8,341                $ 9,353
                         $ 8,373                $ 9,392
                         $ 8,236                $ 9,251
                         $ 8,091                $ 9,165
                         $ 8,148                $ 9,223
                         $ 8,184                $ 9,247
                         $ 8,281                $ 9,352
                         $ 8,075                $ 9,169
                         $ 8,115                $ 9,203
                         $ 8,216                $ 9,278
                         $ 8,353                $ 9,417
       8/31/08           $ 8,224                $ 9,288

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, maybe worth more or less than their original investment.

                                            Annual Report | August 31, 2008 | 21

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

OTR | Claymore/Ocean Tomo Growth Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                        $      25.65
Net Asset Value                                                    $      25.21
Premium/Discount to NAV                                                    1.75%
Net Assets ($000)                                                  $      2,521
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 4/2/07)                          One Year                  Annualized
--------------------------------------------------------------------------------
Claymore/Ocean Tomo
Growth Index ETF
   NAV                                        -7.58%                       0.62%
   Market                                     -6.00%                       1.86%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent
   Growth Index                               -6.20%                       2.28%
--------------------------------------------------------------------------------
S&P 500 Index                                -11.14%                      -5.07%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 8.48%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.53% while the Fund's annualized gross operating expense ratio was determined to be 5.49%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Information Technology                                                     39.5%
Health Care                                                                28.8%
Industrials                                                                14.4%
Energy                                                                     10.0%
Consumer Discretionary                                                      3.6%
Consumer Staples                                                            2.6%
Materials                                                                   0.6%
Telecommunications                                                          0.4%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                            13.9%
Apple, Inc.                                                                10.2%
Cisco Systems, Inc.                                                        10.1%
Schlumberger, Ltd. (Netherlands Antilles)                                   7.8%
Genentech, Inc.                                                             7.2%
3M Co.                                                                      3.5%
Boeing Co.                                                                  3.5%
Alcon, Inc. (Switzerland)                                                   3.5%
Gilead Sciences, Inc.                                                       3.4%
Caterpillar, Inc.                                                           3.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Claymore/Ocean Tomo Growth
                        Index ETF            S&P 500 Index
       4/2/07            $10,000                $10,026
                         $10,107                $10,121
                         $10,151                $10,132
                         $10,183                $10,166
                         $10,159                $10,172
                         $10,175                $10,199
                         $10,115                $10,133
                         $10,219                $10,196
                         $10,239                $10,232
                         $10,358                $10,342
                         $10,350                $10,363
                         $10,306                $10,370
                         $10,330                $10,358
                         $10,374                $10,454
                         $10,358                $10,431
                         $10,398                $10,427
                         $10,525                $10,534
                         $10,581                $10,526
                         $10,537                $10,525
                         $10,497                $10,443
                         $10,473                $10,471
                         $10,553                $10,540
                         $10,565                $10,588
                         $10,593                $10,611
                         $10,605                $10,639
                         $10,597                $10,627
                         $10,633                $10,664
                         $10,481                $10,517
                         $10,589                $10,620
                         $10,553                $10,601
                         $10,529                $10,589
                         $10,676                $10,683
                         $10,688                $10,674
                         $10,760                $10,745
                         $10,708                $10,761
                         $10,768                $10,754
                         $10,736                $10,742
                         $10,581                $10,639
                         $10,621                $10,697
                         $10,656                $10,715
                         $10,728                $10,804
                         $10,764                $10,807
                         $10,764                $10,848
                         $10,808                $10,868
                         $10,804                $10,811
                         $10,724                $10,717
                         $10,537                $10,530
                         $10,644                $10,649
                         $10,660                $10,660
                         $10,557                $10,546
                         $10,672                $10,709
                         $10,736                $10,761
                         $10,800                $10,831
                         $10,784                $10,818
                         $10,784                $10,837
                         $10,680                $10,690
                         $10,744                $10,758
                         $10,617                $10,620
                         $10,577                $10,585
                         $10,565                $10,552
                         $10,692                $10,649
                         $10,692                $10,644
                         $10,676                $10,628
                         $10,776                $10,742
                         $10,819                $10,782
                         $10,839                $10,786
                         $10,851                $10,825
                         $10,855                $10,835
                         $10,772                $10,681
                         $10,835                $10,744
                         $11,050                $10,948
                         $11,066                $10,983
                         $11,078                $10,962
                         $11,062                $10,960
                         $11,042                $10,939
                         $11,106                $10,988
                         $11,038                $10,854
                         $11,094                $10,907
                         $10,907                $10,691
                         $10,983                $10,741
                         $10,867                $10,490
                         $10,720                $10,324
                         $10,808                $10,430
                         $10,656                $10,298
                         $10,764                $10,374
                         $10,843                $10,421
                         $10,601                $10,145
                         $10,792                $10,390
                         $10,800                $10,454
                         $10,879                $10,605
                         $10,636                $10,293
                         $10,569                $10,297
                         $10,585                $10,293
                         $10,422                $10,107
                         $10,271                $ 9,969
                         $10,223                $10,002
                         $10,430                $10,248
                         $10,457                $10,245
                         $10,489                $10,256
                         $10,633                $10,377
                         $10,640                $10,366
                         $10,800                $10,487
                         $10,728                $10,398
                         $10,513                $10,154
                         $10,760                $10,379
                         $10,796                $10,337
                         $10,915                $10,453
                         $11,050                $10,562
                         $10,963                $10,446
                         $11,034                $10,492
                         $10,839                $10,315
                         $10,839                $10,302
                         $11,010                $10,442
                         $11,042                $10,446
                         $11,066                $10,534
                         $11,042                $10,536
                         $10,963                $10,482
                         $11,193                $10,789
                         $11,253                $10,855
                         $11,265                $10,784
                         $11,392                $10,834
                         $11,424                $10,777
                         $11,484                $10,773
                         $11,520                $10,834
                         $11,547                $10,876
                         $11,555                $10,844
                         $11,671                $10,988
                         $11,647                $10,985
                         $11,603                $10,937
                         $11,663                $10,960
                         $11,774                $11,068
                         $11,774                $11,033
                         $11,842                $11,122
                         $11,878                $11,104
                         $11,754                $11,047
                         $11,870                $11,100
                         $11,790                $11,007
                         $11,703                $10,935
                         $11,746                $10,955
                         $11,802                $10,947
                         $11,504                $10,667
                         $11,595                $10,707
                         $11,838                $10,802
                         $11,750                $10,775
                         $11,699                $10,765
                         $11,818                $10,913
                         $11,885                $10,956
                         $11,778                $10,885
                         $11,913                $11,016
                         $11,738                $10,728
                         $11,810                $10,737
                         $11,750                $10,684
                         $11,889                $10,813
                         $11,575                $10,501
                         $11,360                $10,496
                         $11,066                $10,346
                         $10,835                $10,243
                         $11,173                $10,544
                         $11,094                $10,472
                         $11,002                $10,335
                         $11,138                $10,389
                         $10,987                $10,208
                         $11,050                $10,254
                         $10,895                $10,091
                         $11,034                $10,263
                         $10,827                $10,024
                         $10,955                $10,175
                         $11,237                $10,468
                         $11,289                $10,474
                         $11,313                $10,556
                         $11,189                $10,494
                         $11,122                $10,425
                         $11,297                $10,589
                         $11,448                $10,749
                         $11,480                $10,730
                         $11,543                $10,811
                         $11,313                $10,538
                         $11,428                $10,603
                         $11,488                $10,617
                         $11,372                $10,471
                         $11,102                $10,314
                         $11,146                $10,379
                         $11,162                $10,365
                         $11,285                $10,419
                         $11,488                $10,594
                         $11,587                $10,680
                         $11,547                $10,689
                         $11,388                $10,539
                         $11,388                $10,555
                         $11,261                $10,482
                         $11,233                $10,333
                         $11,285                $10,333
                         $10,904                $10,079
                         $10,844                $10,112
                         $10,660                $ 9,930
                         $10,856                $10,066
                         $10,852                $10,146
                         $10,676                $10,009
                         $10,800                $10,118
                         $10,452                $ 9,865
                         $10,276                $ 9,811
                         $10,080                $ 9,526
                         $10,016                $ 9,469
                         $ 9,760                $ 9,364
                         $ 9,708                $ 9,565
                         $ 9,904                $ 9,661
                         $ 9,712                $ 9,508
                         $ 9,788                $ 9,675
                         $ 9,828                $ 9,735
                         $ 9,784                $ 9,689
                         $ 9,916                $ 9,854
                         $ 9,952                $ 9,974
                         $ 9,872                $ 9,870
                         $ 9,596                $ 9,555
                         $ 9,464                $ 9,486
                         $ 9,500                $ 9,563
                         $ 9,568                $ 9,523
                         $ 9,640                $ 9,580
                         $ 9,680                $ 9,650
                         $ 9,932                $ 9,785
                         $ 9,780                $ 9,654
                         $ 9,732                $ 9,662
                         $ 9,728                $ 9,655
                         $ 9,736                $ 9,736
                         $ 9,616                $ 9,614
                         $ 9,644                $ 9,690
                         $ 9,820                $ 9,825
                         $ 9,880                $ 9,893
                         $ 9,880                $ 9,886
                         $ 9,872                $ 9,799
                         $ 9,664                $ 9,533
                         $ 9,644                $ 9,539
                         $ 9,660                $ 9,506
                         $ 9,744                $ 9,560
                         $ 9,568                $ 9,352
                         $ 9,500                $ 9,273
                         $ 9,316                $ 9,130
                         $ 9,664                $ 9,469
                         $ 9,624                $ 9,387
                         $ 9,696                $ 9,435
                         $ 9,520                $ 9,239
                         $ 9,432                $ 9,158
                         $ 9,828                $ 9,547
                         $ 9,548                $ 9,315
                         $ 9,688                $ 9,538
                         $ 9,888                $ 9,684
                         $ 9,944                $ 9,706
                         $ 9,916                $ 9,622
                         $ 9,760                $ 9,514
                         $ 9,732                $ 9,438
                         $ 9,772                $ 9,492
                         $10,084                $ 9,833
                         $10,044                $ 9,816
                         $10,020                $ 9,829
                         $10,112                $ 9,837
                         $10,084                $ 9,852
                         $10,028                $ 9,805
                         $ 9,972                $ 9,727
                         $10,112                $ 9,771
                         $ 9,848                $ 9,572
                         $ 9,808                $ 9,540
                         $ 9,796                $ 9,584
                         $10,056                $ 9,803
                         $10,036                $ 9,809
                         $10,328                $ 9,987
                         $10,448                $ 9,972
                         $10,328                $ 9,884
                         $10,480                $ 9,913
                         $10,524                $ 9,977
                         $10,452                $10,042
                         $10,440                $10,031
                         $10,348                $ 9,993
                         $10,316                $ 9,955
                         $10,496                $10,127
                         $10,520                $10,160
                         $10,512                $10,115
                         $10,624                $10,193
                         $10,436                $10,012
                         $10,532                $10,049
                         $10,480                $ 9,984
                         $10,596                $10,094
                         $10,628                $10,093
                         $10,620                $10,135
                         $10,756                $10,244
                         $10,776                $10,257
                         $10,716                $10,266
                         $10,632                $10,171
                         $10,400                $10,009
                         $10,424                $10,037
                         $10,348                $ 9,904
                         $10,468                $ 9,972
                         $10,512                $10,014
                         $10,580                $10,068
                         $10,676                $10,084
                         $10,568                $ 9,978
                         $10,504                $ 9,921
                         $10,532                $ 9,922
                         $10,768                $10,117
                         $10,472                $ 9,805
                         $10,460                $ 9,813
                         $10,432                $ 9,789
                         $10,252                $ 9,626
                         $10,272                $ 9,658
                         $10,432                $ 9,804
                         $10,488                $ 9,805
                         $10,508                $ 9,738
                         $10,408                $ 9,644
                         $10,564                $ 9,683
                         $10,352                $ 9,503
                         $10,368                $ 9,504
                         $10,296                $ 9,477
                         $10,380                $ 9,533
                         $10,108                $ 9,256
                         $10,136                $ 9,222
                         $10,140                $ 9,233
                         $10,196                $ 9,271
                         $ 9,916                $ 9,102
                         $ 9,892                $ 9,113
                         $ 9,884                $ 9,036
                         $ 9,992                $ 9,194
                         $ 9,836                $ 8,986
                         $ 9,960                $ 9,049
                         $ 9,848                $ 8,949
                         $ 9,816                $ 8,868
                         $ 9,824                $ 8,772
                         $ 9,968                $ 8,993
                         $10,036                $ 9,101
                         $ 9,888                $ 9,104
                         $10,020                $ 9,099
                         $10,020                $ 9,222
                         $10,044                $ 9,259
                         $ 9,872                $ 9,045
                         $10,020                $ 9,083
                         $ 9,828                $ 8,914
                         $ 9,972                $ 9,123
                         $10,028                $ 9,276
                         $ 9,928                $ 9,156
                         $ 9,816                $ 9,105
                         $ 9,700                $ 9,023
                         $ 9,964                $ 9,283
                         $10,136                $ 9,319
                         $10,044                $ 9,152
                         $10,216                $ 9,371
                         $10,260                $ 9,439
                         $10,244                $ 9,325
                         $10,260                $ 9,301
                         $10,296                $ 9,353
                         $10,264                $ 9,392
                         $10,156                $ 9,251
                         $10,108                $ 9,165
                         $10,152                $ 9,223
                         $10,160                $ 9,247
                         $10,284                $ 9,352
                         $10,108                $ 9,169
                         $10,120                $ 9,203
                         $10,180                $ 9,278
                         $10,260                $ 9,417
       8/31/08           $10,088                $ 9,288

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

22 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 25.84
Net Asset Value                                                         $ 25.67
Premium/Discount to NAV                                                    0.66%
Net Assets ($000)                                                       $10,269
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 12/15/06)                       One Year                   Annualized
--------------------------------------------------------------------------------
Claymore Ocean Tomo Patent ETF
   NAV                                       -6.11%                        2.17%
   Market                                    -4.61%                        2.56%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent Index               -5.36%                        3.07%
--------------------------------------------------------------------------------
S&P 500 Index                               -11.14%                       -4.11%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.27 per share for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.97%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.75% while the Fund's annualized gross operating expense ratio was determined to be 1.86%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Information Technology                                                     22.9%
Health Care                                                                21.4%
Energy                                                                     14.8%
Industrials                                                                14.0%
Consumer Discretionary                                                      7.5%
Consumer Staples                                                            6.1%
Materials                                                                   5.1%
Telecommunication Services                                                  4.7%
Financials                                                                  2.3%
Utilities                                                                   0.8%
--------------------------------------------------------------------------------
Total Common Stocks                                                        99.6%
Exchange Traded Funds                                                       0.2%
Tracking Stocks                                                             0.1%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        3.9%
Microsoft Corp.                                                             3.5%
Royal Dutch Shell PLC, ADR (United Kingdom)                                 3.0%
Procter & Gamble Co.                                                        3.0%
Johnson & Johnson                                                           2.8%
AT&T, Inc.                                                                  2.6%
Chevron Corp.                                                               2.5%
Total SA, ADR (France)                                                      2.4%
International Business Machines Corp.                                       2.3%
Toyota Motor Corp., ADR (Japan)                                             2.1%
--------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Claymore/Ocean
                      Tomo Patent ETF   S&P 500 Index
       12/15/06          $10,000           $10,000
                         $ 9,964           $ 9,979
                         $ 9,996           $10,001
                         $ 9,996           $ 9,987
                         $ 9,968           $ 9,953
                         $ 9,913           $ 9,901
                         $ 9,949           $ 9,944
                         $10,028           $10,016
                         $10,020           $10,002
                         $ 9,980           $ 9,957
                         $ 9,961           $ 9,947
                         $ 9,981           $ 9,959
                         $ 9,910           $ 9,898
                         $ 9,918           $ 9,924
                         $ 9,922           $ 9,918
                         $ 9,926           $ 9,939
                         $ 9,993           $10,002
                         $10,068           $10,051
                         $10,068           $10,059
                         $10,072           $10,051
                         $10,041           $10,021
                         $10,068           $10,050
                         $ 9,993           $ 9,997
                         $10,041           $10,033
                         $10,136           $10,118
                         $10,037           $10,004
                         $10,025           $ 9,992
                         $10,021           $ 9,982
                         $10,088           $10,040
                         $10,132           $10,108
                         $10,191           $10,164
                         $10,195           $10,181
                         $10,179           $10,172
                         $10,179           $10,180
                         $10,187           $10,198
                         $10,195           $10,186
                         $10,132           $10,115
                         $10,104           $10,082
                         $10,187           $10,160
                         $10,298           $10,241
                         $10,302           $10,252
                         $10,286           $10,244
                         $10,302           $10,273
                         $10,282           $10,259
                         $10,286           $10,253
                         $10,270           $10,217
                         $10,274           $10,206
                         $ 9,918           $ 9,852
                         $ 9,961           $ 9,910
                         $ 9,926           $ 9,884
                         $ 9,795           $ 9,772
                         $ 9,712           $ 9,680
                         $ 9,862           $ 9,830
                         $ 9,847           $ 9,809
                         $ 9,918           $ 9,880
                         $ 9,922           $ 9,886
                         $ 9,961           $ 9,913
                         $ 9,795           $ 9,714
                         $ 9,855           $ 9,780
                         $ 9,866           $ 9,816
                         $ 9,839           $ 9,778
                         $ 9,942           $ 9,885
                         $10,001           $ 9,948
                         $10,159           $10,118
                         $10,163           $10,114
                         $10,175           $10,125
                         $10,199           $10,135
                         $10,140           $10,073
                         $10,060           $ 9,995
                         $10,108           $10,032
                         $10,096           $10,021
                         $10,116           $10,047
                         $10,191           $10,142
                         $10,223           $10,153
                         $10,270           $10,187
                         $10,266           $10,193
                         $10,294           $10,220
                         $10,231           $10,154
                         $10,310           $10,217
                         $10,345           $10,253
                         $10,432           $10,363
                         $10,440           $10,385
                         $10,425           $10,392
                         $10,436           $10,380
                         $10,531           $10,476
                         $10,500           $10,452
                         $10,508           $10,448
                         $10,615           $10,555
                         $10,642           $10,548
                         $10,650           $10,547
                         $10,575           $10,465
                         $10,599           $10,492
                         $10,674           $10,561
                         $10,713           $10,610
                         $10,753           $10,633
                         $10,793           $10,661
                         $10,773           $10,649
                         $10,812           $10,686
                         $10,642           $10,539
                         $10,769           $10,642
                         $10,777           $10,623
                         $10,773           $10,610
                         $10,868           $10,705
                         $10,864           $10,696
                         $10,951           $10,767
                         $10,967           $10,784
                         $10,963           $10,777
                         $10,963           $10,764
                         $10,856           $10,661
                         $10,931           $10,719
                         $10,931           $10,737
                         $11,010           $10,827
                         $11,034           $10,830
                         $11,078           $10,870
                         $11,113           $10,891
                         $11,074           $10,833
                         $10,975           $10,740
                         $10,793           $10,551
                         $10,923           $10,671
                         $10,927           $10,682
                         $10,812           $10,568
                         $10,967           $10,731
                         $11,054           $10,783
                         $11,149           $10,853
                         $11,137           $10,840
                         $11,169           $10,859
                         $11,030           $10,712
                         $11,113           $10,780
                         $10,967           $10,641
                         $10,935           $10,607
                         $10,899           $10,573
                         $10,998           $10,671
                         $11,014           $10,666
                         $11,026           $10,650
                         $11,157           $10,764
                         $11,200           $10,805
                         $11,204           $10,808
                         $11,248           $10,847
                         $11,283           $10,857
                         $11,145           $10,703
                         $11,216           $10,766
                         $11,450           $10,971
                         $11,461           $11,005
                         $11,457           $10,984
                         $11,473           $10,983
                         $11,446           $10,962
                         $11,533           $11,011
                         $11,414           $10,876
                         $11,489           $10,929
                         $11,287           $10,713
                         $11,327           $10,763
                         $11,082           $10,512
                         $10,907           $10,345
                         $11,018           $10,452
                         $10,895           $10,320
                         $10,983           $10,395
                         $11,038           $10,443
                         $10,789           $10,166
                         $10,979           $10,412
                         $11,018           $10,476
                         $11,149           $10,627
                         $10,828           $10,314
                         $10,808           $10,318
                         $10,828           $10,314
                         $10,674           $10,128
                         $10,500           $ 9,990
                         $10,421           $10,023
                         $10,650           $10,269
                         $10,686           $10,266
                         $10,686           $10,278
                         $10,840           $10,399
                         $10,840           $10,388
                         $11,006           $10,508
                         $10,931           $10,419
                         $10,682           $10,175
                         $10,943           $10,401
                         $10,923           $10,358
                         $11,050           $10,474
                         $11,188           $10,584
                         $11,097           $10,467
                         $11,176           $10,514
                         $10,975           $10,336
                         $10,955           $10,323
                         $11,113           $10,464
                         $11,121           $10,467
                         $11,188           $10,556
                         $11,169           $10,558
                         $11,113           $10,504
                         $11,402           $10,811
                         $11,469           $10,877
                         $11,465           $10,806
                         $11,533           $10,856
                         $11,505           $10,799
                         $11,537           $10,796
                         $11,596           $10,856
                         $11,643           $10,899
                         $11,624           $10,866
                         $11,774           $11,011
                         $11,727           $11,008
                         $11,628           $10,960
                         $11,659           $10,983
                         $11,758           $11,091
                         $11,735           $11,056
                         $11,833           $11,145
                         $11,830           $11,127
                         $11,770           $11,070
                         $11,837           $11,123
                         $11,766           $11,030
                         $11,711           $10,957
                         $11,746           $10,978
                         $11,790           $10,970
                         $11,501           $10,689
                         $11,509           $10,729
                         $11,659           $10,824
                         $11,616           $10,798
                         $11,620           $10,787
                         $11,770           $10,936
                         $11,845           $10,978
                         $11,750           $10,907
                         $11,913           $11,039
                         $11,655           $10,750
                         $11,711           $10,759
                         $11,663           $10,706
                         $11,802           $10,836
                         $11,545           $10,523
                         $11,517           $10,517
                         $11,315           $10,367
                         $11,137           $10,264
                         $11,418           $10,566
                         $11,343           $10,494
                         $11,224           $10,356
                         $11,319           $10,410
                         $11,133           $10,229
                         $11,208           $10,275
                         $11,042           $10,112
                         $11,200           $10,284
                         $10,987           $10,045
                         $11,141           $10,196
                         $11,410           $10,490
                         $11,430           $10,496
                         $11,481           $10,577
                         $11,406           $10,515
                         $11,359           $10,447
                         $11,529           $10,611
                         $11,671           $10,772
                         $11,659           $10,752
                         $11,711           $10,834
                         $11,485           $10,560
                         $11,620           $10,625
                         $11,616           $10,639
                         $11,446           $10,493
                         $11,236           $10,335
                         $11,299           $10,400
                         $11,299           $10,387
                         $11,386           $10,440
                         $11,568           $10,616
                         $11,636           $10,702
                         $11,438           $10,711
                         $11,303           $10,561
                         $11,327           $10,576
                         $11,224           $10,504
                         $11,348           $10,354
                         $11,388           $10,355
                         $11,097           $10,100
                         $11,117           $10,133
                         $10,964           $ 9,950
                         $11,101           $10,087
                         $11,137           $10,167
                         $10,972           $10,029
                         $11,109           $10,138
                         $10,838           $ 9,886
                         $10,705           $ 9,831
                         $10,442           $ 9,546
                         $10,394           $ 9,488
                         $10,180           $ 9,383
                         $10,248           $ 9,585
                         $10,398           $ 9,681
                         $10,265           $ 9,528
                         $10,406           $ 9,695
                         $10,471           $ 9,755
                         $10,430           $ 9,709
                         $10,556           $ 9,874
                         $10,677           $ 9,995
                         $10,608           $ 9,890
                         $10,261           $ 9,575
                         $10,196           $ 9,506
                         $10,232           $ 9,583
                         $10,232           $ 9,543
                         $10,305           $ 9,599
                         $10,390           $ 9,670
                         $10,576           $ 9,805
                         $10,446           $ 9,674
                         $10,438           $ 9,682
                         $10,463           $ 9,674
                         $10,495           $ 9,756
                         $10,382           $ 9,634
                         $10,450           $ 9,710
                         $10,608           $ 9,845
                         $10,693           $ 9,913
                         $10,693           $ 9,906
                         $10,628           $ 9,819
                         $10,378           $ 9,553
                         $10,390           $ 9,558
                         $10,341           $ 9,526
                         $10,434           $ 9,580
                         $10,240           $ 9,371
                         $10,135           $ 9,292
                         $ 9,994           $ 9,149
                         $10,317           $ 9,489
                         $10,273           $ 9,406
                         $10,313           $ 9,455
                         $10,115           $ 9,258
                         $10,038           $ 9,177
                         $10,382           $ 9,566
                         $10,103           $ 9,334
                         $10,252           $ 9,558
                         $10,422           $ 9,704
                         $10,483           $ 9,727
                         $10,442           $ 9,642
                         $10,333           $ 9,533
                         $10,301           $ 9,458
                         $10,374           $ 9,512
                         $10,657           $ 9,853
                         $10,640           $ 9,836
                         $10,649           $ 9,849
                         $10,681           $ 9,857
                         $10,665           $ 9,873
                         $10,624           $ 9,826
                         $10,568           $ 9,747
                         $10,632           $ 9,791
                         $10,382           $ 9,592
                         $10,349           $ 9,560
                         $10,382           $ 9,604
                         $10,632           $ 9,823
                         $10,584           $ 9,829
                         $10,782           $10,008
                         $10,830           $ 9,992
                         $10,729           $ 9,904
                         $10,814           $ 9,933
                         $10,822           $ 9,997
                         $10,875           $10,062
                         $10,851           $10,052
                         $10,830           $10,013
                         $10,822           $ 9,975
                         $10,976           $10,148
                         $11,012           $10,181
                         $10,980           $10,136
                         $11,077           $10,214
                         $10,923           $10,033
                         $10,988           $10,070
                         $10,931           $10,004
                         $11,032           $10,115
                         $11,041           $10,113
                         $11,085           $10,156
                         $11,222           $10,265
                         $11,279           $10,278
                         $11,295           $10,288
                         $11,198           $10,192
                         $11,057           $10,029
                         $11,077           $10,057
                         $10,964           $ 9,925
                         $11,008           $ 9,993
                         $11,073           $10,034
                         $11,117           $10,089
                         $11,174           $10,104
                         $11,069           $ 9,999
                         $11,004           $ 9,941
                         $10,996           $ 9,943
                         $11,214           $10,137
                         $10,927           $ 9,825
                         $10,935           $ 9,833
                         $10,851           $ 9,810
                         $10,697           $ 9,646
                         $10,685           $ 9,678
                         $10,822           $ 9,824
                         $10,847           $ 9,825
                         $10,830           $ 9,758
                         $10,717           $ 9,664
                         $10,770           $ 9,703
                         $10,576           $ 9,523
                         $10,612           $ 9,523
                         $10,560           $ 9,497
                         $10,644           $ 9,553
                         $10,374           $ 9,275
                         $10,349           $ 9,241
                         $10,410           $ 9,253
                         $10,414           $ 9,290
                         $10,232           $ 9,121
                         $10,257           $ 9,131
                         $10,232           $ 9,055
                         $10,354           $ 9,213
                         $10,172           $ 9,004
                         $10,297           $ 9,067
                         $10,196           $ 8,967
                         $10,151           $ 8,886
                         $10,095           $ 8,790
                         $10,224           $ 9,011
                         $10,317           $ 9,120
                         $10,297           $ 9,122
                         $10,325           $ 9,118
                         $10,366           $ 9,241
                         $10,382           $ 9,278
                         $10,252           $ 9,064
                         $10,317           $ 9,102
                         $10,164           $ 8,933
                         $10,297           $ 9,142
                         $10,434           $ 9,295
                         $10,305           $ 9,175
                         $10,224           $ 9,124
                         $10,147           $ 9,042
                         $10,370           $ 9,302
                         $10,434           $ 9,338
                         $10,321           $ 9,171
                         $10,503           $ 9,391
                         $10,552           $ 9,458
                         $10,499           $ 9,344
                         $10,499           $ 9,320
                         $10,507           $ 9,372
                         $10,523           $ 9,411
                         $10,410           $ 9,270
                         $10,333           $ 9,184
                         $10,378           $ 9,242
                         $10,414           $ 9,266
                         $10,503           $ 9,372
                         $10,321           $ 9,188
                         $10,333           $ 9,222
                         $10,402           $ 9,297
                         $10,523           $ 9,436
       8/31/08           $10,374           $ 9,307

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2008 | 23

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

DEF | Claymore/Sabrient Defender ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 24.60
Net Asset Value                                                         $ 24.55
Premium/Discount to NAV                                                    0.20%
Net Assets ($000)                                                       $17,184
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 12/15/06)                       One Year                   Annualized
--------------------------------------------------------------------------------
Claymore/Sabrient Defender ETF
   NAV                                       -5.32%                       -0.29%
   Market                                    -4.95%                       -0.17%
--------------------------------------------------------------------------------
Sabrient Defensive Equity Index              -4.69%                        0.42%
--------------------------------------------------------------------------------
S&P 500 Index                               -11.14%                       -4.11%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.35%, per the prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 1.24%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Energy                                                                     19.5%
Consumer Staples                                                           16.4%
Utilities                                                                  16.1%
Materials                                                                  13.7%
Health Care                                                                10.8%
Financials                                                                  8.9%
Telecommunication Services                                                  6.2%
Industrials                                                                 6.1%
Consumer Discretionary                                                      2.0%
--------------------------------------------------------------------------------
Total Investments                                                          99.7%
Other Assets in excess of Liabilities                                       0.3%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % of Total
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd. (Canada)                                            1.1%
Enterprise GP Holdings LP                                                   1.1%
Cimarex Energy Co.                                                          1.1%
Willis Group Holdings Ltd. (Bermuda)                                        1.1%
Qwest Communications International, Inc.                                    1.1%
PG&E Corp.                                                                  1.1%
Lockheed Martin Corp.                                                       1.1%
CF Industries Holdings, Inc.                                                1.1%
Energy Transfer Partners LP                                                 1.1%
Enerplus Resources Fund (Canada)                                            1.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Claymore/Sabrient
                      Defender ETF      S&P 500 Index
       12/15/06          $ 9,988           $10,000
                         $ 9,988           $10,011
                         $ 9,976           $ 9,979
                         $ 9,972           $10,001
                         $ 9,992           $ 9,987
                         $ 9,948           $ 9,953
                         $ 9,904           $ 9,901
                         $ 9,956           $ 9,944
                         $10,032           $10,016
                         $10,028           $10,002
                         $10,006           $ 9,957
                         $10,026           $ 9,947
                         $ 9,994           $ 9,959
                         $ 9,906           $ 9,898
                         $ 9,930           $ 9,924
                         $ 9,938           $ 9,918
                         $ 9,978           $ 9,939
                         $10,066           $10,002
                         $10,114           $10,050
                         $10,122           $10,059
                         $10,118           $10,051
                         $10,114           $10,021
                         $10,154           $10,050
                         $10,110           $ 9,997
                         $10,190           $10,033
                         $10,266           $10,118
                         $10,218           $10,004
                         $10,238           $ 9,992
                         $10,246           $ 9,982
                         $10,281           $10,040
                         $10,325           $10,107
                         $10,409           $10,164
                         $10,417           $10,181
                         $10,421           $10,172
                         $10,477           $10,180
                         $10,509           $10,198
                         $10,465           $10,186
                         $10,405           $10,114
                         $10,349           $10,082
                         $10,469           $10,160
                         $10,517           $10,241
                         $10,565           $10,252
                         $10,573           $10,244
                         $10,601           $10,273
                         $10,577           $10,259
                         $10,549           $10,253
                         $10,505           $10,217
                         $10,501           $10,206
                         $10,178           $ 9,852
                         $10,238           $ 9,910
                         $10,202           $ 9,884
                         $10,086           $ 9,772
                         $ 9,942           $ 9,680
                         $10,102           $ 9,830
                         $10,062           $ 9,809
                         $10,154           $ 9,880
                         $10,206           $ 9,886
                         $10,242           $ 9,913
                         $10,038           $ 9,714
                         $10,066           $ 9,780
                         $10,126           $ 9,816
                         $10,090           $ 9,778
                         $10,210           $ 9,885
                         $10,274           $ 9,948
                         $10,413           $10,118
                         $10,413           $10,114
                         $10,441           $10,125
                         $10,409           $10,135
                         $10,345           $10,073
                         $10,293           $ 9,994
                         $10,325           $10,032
                         $10,353           $10,021
                         $10,409           $10,047
                         $10,489           $10,142
                         $10,497           $10,153
                         $10,509           $10,187
                         $10,529           $10,193
                         $10,549           $10,220
                         $10,509           $10,154
                         $10,553           $10,217
                         $10,601           $10,253
                         $10,672           $10,363
                         $10,696           $10,385
                         $10,708           $10,392
                         $10,696           $10,379
                         $10,764           $10,476
                         $10,768           $10,452
                         $10,764           $10,448
                         $10,864           $10,555
                         $10,840           $10,548
                         $10,848           $10,547
                         $10,756           $10,464
                         $10,752           $10,492
                         $10,836           $10,561
                         $10,884           $10,610
                         $10,864           $10,633
                         $10,956           $10,661
                         $10,924           $10,649
                         $10,960           $10,686
                         $10,856           $10,539
                         $10,952           $10,642
                         $10,928           $10,623
                         $10,916           $10,610
                         $10,940           $10,705
                         $10,916           $10,696
                         $10,956           $10,767
                         $10,992           $10,784
                         $11,012           $10,777
                         $11,016           $10,764
                         $10,900           $10,661
                         $10,964           $10,719
                         $11,028           $10,737
                         $11,135           $10,827
                         $11,135           $10,830
                         $11,191           $10,870
                         $11,219           $10,891
                         $11,135           $10,833
                         $11,052           $10,739
                         $10,852           $10,551
                         $10,952           $10,671
                         $10,948           $10,682
                         $10,856           $10,568
                         $11,000           $10,731
                         $11,020           $10,783
                         $11,063           $10,853
                         $11,028           $10,840
                         $11,059           $10,859
                         $10,924           $10,712
                         $10,964           $10,780
                         $10,872           $10,641
                         $10,808           $10,607
                         $10,772           $10,573
                         $10,868           $10,671
                         $10,888           $10,666
                         $10,892           $10,650
                         $11,024           $10,764
                         $11,040           $10,804
                         $11,063           $10,808
                         $11,095           $10,847
                         $11,079           $10,857
                         $10,908           $10,703
                         $10,936           $10,766
                         $11,091           $10,971
                         $11,135           $11,005
                         $11,095           $10,984
                         $11,087           $10,983
                         $11,067           $10,961
                         $11,103           $11,011
                         $10,960           $10,876
                         $10,972           $10,929
                         $10,748           $10,713
                         $10,808           $10,763
                         $10,569           $10,512
                         $10,425           $10,345
                         $10,493           $10,452
                         $10,445           $10,320
                         $10,493           $10,395
                         $10,545           $10,443
                         $10,309           $10,166
                         $10,469           $10,411
                         $10,501           $10,476
                         $10,593           $10,627
                         $10,317           $10,314
                         $10,297           $10,318
                         $10,341           $10,314
                         $10,138           $10,128
                         $10,006           $ 9,990
                         $10,042           $10,023
                         $10,266           $10,269
                         $10,321           $10,266
                         $10,365           $10,278
                         $10,493           $10,398
                         $10,481           $10,388
                         $10,561           $10,508
                         $10,473           $10,419
                         $10,234           $10,175
                         $10,425           $10,401
                         $10,397           $10,358
                         $10,509           $10,474
                         $10,605           $10,584
                         $10,493           $10,467
                         $10,525           $10,514
                         $10,381           $10,336
                         $10,333           $10,323
                         $10,445           $10,464
                         $10,465           $10,467
                         $10,553           $10,556
                         $10,569           $10,558
                         $10,537           $10,504
                         $10,788           $10,811
                         $10,876           $10,877
                         $10,784           $10,806
                         $10,804           $10,856
                         $10,784           $10,799
                         $10,752           $10,796
                         $10,824           $10,856
                         $10,888           $10,899
                         $10,888           $10,866
                         $11,016           $11,010
                         $11,024           $11,008
                         $10,980           $10,960
                         $11,024           $10,983
                         $11,143           $11,091
                         $11,099           $11,055
                         $11,175           $11,145
                         $11,151           $11,127
                         $11,107           $11,070
                         $11,143           $11,123
                         $11,048           $11,030
                         $10,956           $10,957
                         $10,984           $10,978
                         $10,952           $10,970
                         $10,756           $10,689
                         $10,804           $10,729
                         $10,876           $10,824
                         $10,832           $10,798
                         $10,856           $10,787
                         $10,928           $10,936
                         $10,964           $10,978
                         $10,956           $10,907
                         $11,095           $11,039
                         $10,860           $10,750
                         $10,824           $10,759
                         $10,756           $10,706
                         $10,848           $10,836
                         $10,569           $10,523
                         $10,661           $10,517
                         $10,541           $10,367
                         $10,433           $10,264
                         $10,665           $10,566
                         $10,577           $10,494
                         $10,473           $10,356
                         $10,485           $10,410
                         $10,305           $10,229
                         $10,317           $10,275
                         $10,198           $10,112
                         $10,353           $10,284
                         $10,150           $10,045
                         $10,278           $10,196
                         $10,541           $10,490
                         $10,513           $10,496
                         $10,605           $10,577
                         $10,565           $10,515
                         $10,501           $10,447
                         $10,633           $10,611
                         $10,764           $10,771
                         $10,768           $10,752
                         $10,856           $10,834
                         $10,573           $10,560
                         $10,609           $10,625
                         $10,577           $10,639
                         $10,433           $10,493
                         $10,313           $10,335
                         $10,369           $10,400
                         $10,369           $10,387
                         $10,405           $10,440
                         $10,553           $10,616
                         $10,665           $10,702
                         $10,489           $10,711
                         $10,373           $10,561
                         $10,373           $10,576
                         $10,473           $10,504
                         $10,343           $10,354
                         $10,315           $10,354
                         $10,096           $10,100
                         $10,148           $10,133
                         $ 9,986           $ 9,950
                         $10,055           $10,087
                         $10,136           $10,167
                         $10,002           $10,029
                         $10,035           $10,138
                         $ 9,820           $ 9,886
                         $ 9,800           $ 9,831
                         $ 9,589           $ 9,546
                         $ 9,488           $ 9,488
                         $ 9,419           $ 9,383
                         $ 9,646           $ 9,585
                         $ 9,678           $ 9,681
                         $ 9,597           $ 9,528
                         $ 9,788           $ 9,695
                         $ 9,889           $ 9,755
                         $ 9,800           $ 9,709
                         $ 9,925           $ 9,874
                         $10,104           $ 9,995
                         $10,027           $ 9,890
                         $ 9,743           $ 9,575
                         $ 9,694           $ 9,506
                         $ 9,759           $ 9,583
                         $ 9,686           $ 9,543
                         $ 9,719           $ 9,599
                         $ 9,812           $ 9,670
                         $ 9,917           $ 9,805
                         $ 9,832           $ 9,674
                         $ 9,853           $ 9,682
                         $ 9,828           $ 9,674
                         $ 9,877           $ 9,756
                         $ 9,771           $ 9,634
                         $ 9,848           $ 9,710
                         $10,002           $ 9,845
                         $10,075           $ 9,913
                         $10,039           $ 9,906
                         $ 9,986           $ 9,819
                         $ 9,747           $ 9,553
                         $ 9,755           $ 9,558
                         $ 9,682           $ 9,526
                         $ 9,755           $ 9,580
                         $ 9,557           $ 9,371
                         $ 9,500           $ 9,292
                         $ 9,391           $ 9,149
                         $ 9,638           $ 9,489
                         $ 9,569           $ 9,406
                         $ 9,601           $ 9,455
                         $ 9,451           $ 9,258
                         $ 9,342           $ 9,177
                         $ 9,589           $ 9,566
                         $ 9,386           $ 9,334
                         $ 9,516           $ 9,558
                         $ 9,634           $ 9,704
                         $ 9,731           $ 9,727
                         $ 9,670           $ 9,642
                         $ 9,634           $ 9,533
                         $ 9,581           $ 9,458
                         $ 9,617           $ 9,512
                         $ 9,865           $ 9,853
                         $ 9,897           $ 9,836
                         $ 9,934           $ 9,849
                         $ 9,950           $ 9,857
                         $ 9,970           $ 9,873
                         $ 9,934           $ 9,826
                         $ 9,832           $ 9,747
                         $ 9,836           $ 9,791
                         $ 9,731           $ 9,592
                         $ 9,731           $ 9,560
                         $ 9,763           $ 9,604
                         $ 9,986           $ 9,823
                         $ 9,974           $ 9,829
                         $10,088           $10,007
                         $10,063           $ 9,992
                         $ 9,962           $ 9,904
                         $ 9,990           $ 9,933
                         $10,027           $ 9,997
                         $10,079           $10,062
                         $10,112           $10,052
                         $10,084           $10,013
                         $10,043           $ 9,975
                         $10,161           $10,148
                         $10,201           $10,181
                         $10,173           $10,136
                         $10,229           $10,214
                         $10,116           $10,033
                         $10,165           $10,070
                         $10,136           $10,004
                         $10,225           $10,115
                         $10,225           $10,113
                         $10,282           $10,156
                         $10,327           $10,265
                         $10,359           $10,278
                         $10,359           $10,288
                         $10,335           $10,192
                         $10,246           $10,029
                         $10,290           $10,057
                         $10,189           $ 9,925
                         $10,229           $ 9,993
                         $10,258           $10,034
                         $10,323           $10,089
                         $10,319           $10,104
                         $10,250           $ 9,999
                         $10,193           $ 9,941
                         $10,209           $ 9,943
                         $10,343           $10,137
                         $10,104           $ 9,825
                         $10,112           $ 9,833
                         $10,092           $ 9,810
                         $ 9,970           $ 9,646
                         $ 9,998           $ 9,678
                         $10,084           $ 9,824
                         $10,039           $ 9,825
                         $ 9,998           $ 9,758
                         $ 9,909           $ 9,664
                         $ 9,930           $ 9,703
                         $ 9,792           $ 9,523
                         $ 9,788           $ 9,523
                         $ 9,739           $ 9,497
                         $ 9,816           $ 9,553
                         $ 9,605           $ 9,275
                         $ 9,545           $ 9,241
                         $ 9,577           $ 9,253
                         $ 9,597           $ 9,290
                         $ 9,484           $ 9,121
                         $ 9,468           $ 9,131
                         $ 9,403           $ 9,055
                         $ 9,557           $ 9,213
                         $ 9,472           $ 9,004
                         $ 9,573           $ 9,067
                         $ 9,496           $ 8,967
                         $ 9,451           $ 8,886
                         $ 9,378           $ 8,790
                         $ 9,488           $ 9,011
                         $ 9,540           $ 9,120
                         $ 9,569           $ 9,122
                         $ 9,573           $ 9,118
                         $ 9,670           $ 9,241
                         $ 9,715           $ 9,278
                         $ 9,520           $ 9,064
                         $ 9,500           $ 9,102
                         $ 9,435           $ 8,933
                         $ 9,577           $ 9,142
                         $ 9,686           $ 9,295
                         $ 9,622           $ 9,175
                         $ 9,561           $ 9,124
                         $ 9,528           $ 9,042
                         $ 9,715           $ 9,302
                         $ 9,743           $ 9,338
                         $ 9,626           $ 9,171
                         $ 9,828           $ 9,391
                         $ 9,828           $ 9,458
                         $ 9,812           $ 9,344
                         $ 9,897           $ 9,320
                         $ 9,861           $ 9,372
                         $ 9,853           $ 9,411
                         $ 9,804           $ 9,270
                         $ 9,792           $ 9,184
                         $ 9,844           $ 9,242
                         $ 9,934           $ 9,266
                         $ 9,942           $ 9,372
                         $ 9,824           $ 9,188
                         $ 9,857           $ 9,222
                         $ 9,978           $ 9,297
                         $10,047           $ 9,436
       8/31/08           $ 9,950           $ 9,307

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

NFO | Claymore/Sabrient Insider ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 26.79
Net Asset Value                                                         $ 26.81
Premium/Discount to NAV                                                   -0.07%
Net Assets ($000)                                                       $30,855
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 9/21/06)                        One Year                   Annualized
--------------------------------------------------------------------------------
Claymore/Sabrient Insider ETF
   NAV                                       -8.19%                        3.95%
   Market                                    -8.16%                        3.91%
--------------------------------------------------------------------------------
Sabrient Insider Sentiment Index             -7.81%                        4.53%
--------------------------------------------------------------------------------
S&P 500 Index                               -11.14%                        0.30%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.15%, per the prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.66% while the Fund's annualized gross operating expense ratio was determined to be 1.07%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Health Care                                                                16.3%
Financials                                                                 16.1%
Industrials                                                                16.1%
Information Technology                                                     14.4%
Consumer Discretionary                                                     14.0%
Energy                                                                      8.8%
Consumer Staples                                                            6.4%
Materials                                                                   4.1%
Utilities                                                                   3.7%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % of Total
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Viropharma, Inc.                                                            1.5%
LHC Group, Inc.                                                             1.4%
Sun Healthcare Group, Inc.                                                  1.3%
Concur Technologies, Inc.                                                   1.3%
Insight Enterprises, Inc.                                                   1.3%
Cash America International, Inc.                                            1.3%
EMCOR Group, Inc.                                                           1.2%
Eastman Kodak Co.                                                           1.2%
PDL BioPharma, Inc.                                                         1.2%
Gap, Inc. (The)                                                             1.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Claymore/Sabrient
                       Insider ETF      S&P 500 Index
       9/21/06           $10,000           $10,000
                         $ 9,881           $ 9,948
                         $ 9,793           $ 9,924
                         $ 9,952           $10,011
                         $10,016           $10,087
                         $10,052           $10,090
                         $10,064           $10,110
                         $ 9,992           $10,085
                         $ 9,920           $10,051
                         $ 9,897           $10,072
                         $10,096           $10,196
                         $10,199           $10,222
                         $10,147           $10,194
                         $10,219           $10,202
                         $10,306           $10,224
                         $10,263           $10,198
                         $10,450           $10,296
                         $10,517           $10,317
                         $10,613           $10,343
                         $10,501           $10,305
                         $10,469           $10,321
                         $10,477           $10,329
                         $10,402           $10,341
                         $10,446           $10,405
                         $10,473           $10,407
                         $10,497           $10,444
                         $10,565           $10,496
                         $10,465           $10,409
                         $10,477           $10,414
                         $10,457           $10,414
                         $10,310           $10,339
                         $10,306           $10,338
                         $10,310           $10,316
                         $10,485           $10,433
                         $10,505           $10,456
                         $10,561           $10,481
                         $10,509           $10,427
                         $10,557           $10,446
                         $10,613           $10,475
                         $10,704           $10,543
                         $10,812           $10,571
                         $10,800           $10,596
                         $10,760           $10,606
                         $10,788           $10,601
                         $10,827           $10,619
                         $10,875           $10,645
                         $10,859           $10,607
                         $10,633           $10,463
                         $10,640           $10,502
                         $10,788           $10,603
                         $10,796           $10,612
                         $10,764           $10,582
                         $10,947           $10,676
                         $11,006           $10,719
                         $11,014           $10,708
                         $10,975           $10,666
                         $10,987           $10,685
                         $10,971           $10,710
                         $10,875           $10,699
                         $10,875           $10,713
                         $10,951           $10,807
                         $10,927           $10,819
                         $10,812           $10,785
                         $10,835           $10,808
                         $10,835           $10,793
                         $10,776           $10,756
                         $10,704           $10,701
                         $10,760           $10,747
                         $10,891           $10,825
                         $10,867           $10,809
                         $10,795           $10,761
                         $10,771           $10,750
                         $10,791           $10,763
                         $10,659           $10,698
                         $10,703           $10,725
                         $10,711           $10,719
                         $10,759           $10,741
                         $10,890           $10,809
                         $10,966           $10,862
                         $10,974           $10,871
                         $10,926           $10,862
                         $10,807           $10,830
                         $10,886           $10,861
                         $10,799           $10,804
                         $10,894           $10,843
                         $11,026           $10,935
                         $10,898           $10,812
                         $10,914           $10,799
                         $10,938           $10,788
                         $10,998           $10,851
                         $11,066           $10,923
                         $11,177           $10,985
                         $11,193           $11,003
                         $11,177           $10,994
                         $11,229           $11,001
                         $11,321           $11,021
                         $11,285           $11,008
                         $11,129           $10,931
                         $11,082           $10,896
                         $11,185           $10,981
                         $11,265           $11,067
                         $11,313           $11,080
                         $11,348           $11,071
                         $11,408           $11,102
                         $11,428           $11,087
                         $11,444           $11,080
                         $11,444           $11,042
                         $11,400           $11,029
                         $10,986           $10,647
                         $11,038           $10,710
                         $10,990           $10,682
                         $10,787           $10,560
                         $10,620           $10,462
                         $10,811           $10,624
                         $10,823           $10,601
                         $10,942           $10,677
                         $11,006           $10,684
                         $11,058           $10,713
                         $10,807           $10,498
                         $10,894           $10,569
                         $10,982           $10,608
                         $10,938           $10,568
                         $11,082           $10,683
                         $11,153           $10,751
                         $11,356           $10,935
                         $11,372           $10,931
                         $11,400           $10,943
                         $11,396           $10,953
                         $11,321           $10,886
                         $11,261           $10,801
                         $11,293           $10,842
                         $11,293           $10,830
                         $11,344           $10,858
                         $11,428           $10,961
                         $11,448           $10,973
                         $11,464           $11,010
                         $11,472           $11,016
                         $11,484           $11,045
                         $11,424           $10,974
                         $11,512           $11,042
                         $11,564           $11,081
                         $11,699           $11,200
                         $11,683           $11,223
                         $11,675           $11,231
                         $11,615           $11,217
                         $11,739           $11,322
                         $11,767           $11,296
                         $11,759           $11,292
                         $11,874           $11,407
                         $11,942           $11,400
                         $11,942           $11,399
                         $11,759           $11,309
                         $11,767           $11,339
                         $11,894           $11,414
                         $11,942           $11,467
                         $11,990           $11,492
                         $11,990           $11,521
                         $11,974           $11,509
                         $12,046           $11,549
                         $11,830           $11,390
                         $11,966           $11,501
                         $11,882           $11,481
                         $11,834           $11,467
                         $11,926           $11,569
                         $11,914           $11,560
                         $11,986           $11,636
                         $12,089           $11,654
                         $12,161           $11,647
                         $12,125           $11,633
                         $11,922           $11,521
                         $12,014           $11,584
                         $12,105           $11,604
                         $12,241           $11,701
                         $12,289           $11,704
                         $12,372           $11,748
                         $12,400           $11,770
                         $12,360           $11,707
                         $12,229           $11,606
                         $11,986           $11,403
                         $12,133           $11,533
                         $12,101           $11,544
                         $11,958           $11,421
                         $12,121           $11,597
                         $12,209           $11,654
                         $12,324           $11,730
                         $12,296           $11,715
                         $12,328           $11,736
                         $12,145           $11,577
                         $12,201           $11,651
                         $12,121           $11,500
                         $12,038           $11,464
                         $11,970           $11,427
                         $12,085           $11,532
                         $12,097           $11,527
                         $12,050           $11,509
                         $12,185           $11,633
                         $12,241           $11,677
                         $12,281           $11,681
                         $12,352           $11,723
                         $12,396           $11,734
                         $12,205           $11,567
                         $12,269           $11,635
                         $12,476           $11,857
                         $12,524           $11,894
                         $12,380           $11,871
                         $12,368           $11,870
                         $12,372           $11,846
                         $12,452           $11,900
                         $12,245           $11,754
                         $12,261           $11,812
                         $11,934           $11,578
                         $11,974           $11,632
                         $11,703           $11,360
                         $11,528           $11,181
                         $11,695           $11,295
                         $11,595           $11,153
                         $11,572           $11,234
                         $11,679           $11,286
                         $11,285           $10,986
                         $11,424           $11,252
                         $11,480           $11,322
                         $11,635           $11,485
                         $11,317           $11,147
                         $11,432           $11,151
                         $11,448           $11,147
                         $11,217           $10,946
                         $10,978           $10,796
                         $11,022           $10,832
                         $11,293           $11,098
                         $11,376           $11,095
                         $11,412           $11,107
                         $11,639           $11,238
                         $11,599           $11,226
                         $11,775           $11,357
                         $11,635           $11,260
                         $11,313           $10,996
                         $11,607           $11,240
                         $11,568           $11,194
                         $11,743           $11,320
                         $11,850           $11,438
                         $11,735           $11,312
                         $11,775           $11,362
                         $11,548           $11,170
                         $11,480           $11,156
                         $11,655           $11,308
                         $11,635           $11,312
                         $11,703           $11,408
                         $11,751           $11,410
                         $11,659           $11,352
                         $12,085           $11,684
                         $12,205           $11,755
                         $12,061           $11,679
                         $12,157           $11,732
                         $12,046           $11,671
                         $12,050           $11,667
                         $12,177           $11,732
                         $12,225           $11,779
                         $12,149           $11,743
                         $12,360           $11,899
                         $12,456           $11,896
                         $12,392           $11,844
                         $12,408           $11,870
                         $12,591           $11,987
                         $12,567           $11,948
                         $12,703           $12,045
                         $12,719           $12,025
                         $12,575           $11,964
                         $12,643           $12,021
                         $12,488           $11,920
                         $12,376           $11,842
                         $12,372           $11,864
                         $12,400           $11,855
                         $12,057           $11,551
                         $12,169           $11,596
                         $12,308           $11,698
                         $12,269           $11,669
                         $12,253           $11,658
                         $12,492           $11,819
                         $12,496           $11,864
                         $12,376           $11,788
                         $12,547           $11,930
                         $12,157           $11,618
                         $12,121           $11,627
                         $12,030           $11,571
                         $12,201           $11,710
                         $11,834           $11,372
                         $11,910           $11,366
                         $11,731           $11,204
                         $11,520           $11,092
                         $11,862           $11,419
                         $11,803           $11,341
                         $11,659           $11,192
                         $11,671           $11,251
                         $11,424           $11,055
                         $11,448           $11,105
                         $11,309           $10,928
                         $11,484           $11,114
                         $11,237           $10,856
                         $11,356           $11,019
                         $11,755           $11,337
                         $11,771           $11,343
                         $11,854           $11,431
                         $11,787           $11,364
                         $11,703           $11,290
                         $11,866           $11,467
                         $12,085           $11,641
                         $12,149           $11,620
                         $12,221           $11,708
                         $11,807           $11,412
                         $11,930           $11,483
                         $11,874           $11,497
                         $11,699           $11,340
                         $11,524           $11,170
                         $11,667           $11,240
                         $11,687           $11,225
                         $11,767           $11,283
                         $11,982           $11,473
                         $12,093           $11,566
                         $12,022           $11,575
                         $11,775           $11,413
                         $11,759           $11,430
                         $11,747           $11,352
                         $11,546           $11,190
                         $11,453           $11,190
                         $11,111           $10,916
                         $11,123           $10,951
                         $10,846           $10,754
                         $10,954           $10,901
                         $11,107           $10,988
                         $10,906           $10,839
                         $11,051           $10,957
                         $10,777           $10,684
                         $10,785           $10,625
                         $10,464           $10,316
                         $10,403           $10,254
                         $10,307           $10,141
                         $10,560           $10,358
                         $10,637           $10,463
                         $10,572           $10,297
                         $10,789           $10,478
                         $10,902           $10,543
                         $10,802           $10,493
                         $10,999           $10,671
                         $11,232           $10,802
                         $11,167           $10,689
                         $10,830           $10,348
                         $10,713           $10,273
                         $10,781           $10,357
                         $10,769           $10,313
                         $10,802           $10,374
                         $10,858           $10,450
                         $11,063           $10,596
                         $10,918           $10,455
                         $10,906           $10,464
                         $10,954           $10,455
                         $11,039           $10,543
                         $10,858           $10,411
                         $10,894           $10,494
                         $11,103           $10,640
                         $11,196           $10,713
                         $11,176           $10,706
                         $10,950           $10,611
                         $10,673           $10,324
                         $10,661           $10,330
                         $10,576           $10,295
                         $10,588           $10,354
                         $10,303           $10,127
                         $10,231           $10,042
                         $ 9,993           $ 9,887
                         $10,319           $10,255
                         $10,299           $10,166
                         $10,407           $10,218
                         $10,186           $10,006
                         $ 9,921           $ 9,918
                         $10,339           $10,339
                         $10,102           $10,088
                         $10,299           $10,329
                         $10,556           $10,488
                         $10,641           $10,512
                         $10,576           $10,420
                         $10,436           $10,303
                         $10,327           $10,221
                         $10,395           $10,280
                         $10,789           $10,649
                         $10,798           $10,630
                         $10,826           $10,644
                         $10,890           $10,653
                         $10,882           $10,670
                         $10,890           $10,619
                         $10,765           $10,534
                         $10,834           $10,581
                         $10,617           $10,366
                         $10,613           $10,331
                         $10,701           $10,379
                         $10,983           $10,616
                         $10,962           $10,623
                         $11,127           $10,815
                         $11,063           $10,799
                         $10,910           $10,704
                         $10,918           $10,735
                         $10,970           $10,804
                         $11,103           $10,875
                         $11,095           $10,864
                         $11,035           $10,822
                         $10,950           $10,780
                         $11,155           $10,967
                         $11,184           $11,003
                         $11,135           $10,954
                         $11,240           $11,038
                         $11,091           $10,843
                         $11,099           $10,883
                         $11,107           $10,812
                         $11,236           $10,931
                         $11,276           $10,930
                         $11,296           $10,975
                         $11,425           $11,094
                         $11,433           $11,108
                         $11,381           $11,118
                         $11,340           $11,015
                         $11,176           $10,839
                         $11,188           $10,869
                         $11,055           $10,726
                         $11,155           $10,799
                         $11,220           $10,844
                         $11,280           $10,903
                         $11,316           $10,920
                         $11,220           $10,806
                         $11,184           $10,744
                         $11,212           $10,745
                         $11,449           $10,956
                         $11,127           $10,619
                         $11,087           $10,627
                         $11,051           $10,601
                         $10,878           $10,425
                         $10,906           $10,460
                         $11,051           $10,617
                         $11,119           $10,618
                         $11,059           $10,546
                         $10,930           $10,444
                         $10,987           $10,486
                         $10,810           $10,292
                         $10,753           $10,292
                         $10,661           $10,263
                         $10,777           $10,324
                         $10,524           $10,024
                         $10,508           $ 9,987
                         $10,424           $ 9,999
                         $10,415           $10,040
                         $10,174           $ 9,858
                         $10,086           $ 9,868
                         $ 9,969           $ 9,786
                         $10,190           $ 9,957
                         $10,033           $ 9,731
                         $10,082           $ 9,799
                         $10,086           $ 9,691
                         $ 9,981           $ 9,604
                         $ 9,848           $ 9,499
                         $10,094           $ 9,739
                         $10,198           $ 9,856
                         $10,210           $ 9,859
                         $10,247           $ 9,854
                         $10,407           $ 9,987
                         $10,476           $10,027
                         $10,247           $ 9,796
                         $10,331           $ 9,837
                         $10,218           $ 9,654
                         $10,492           $ 9,880
                         $10,580           $10,045
                         $10,512           $ 9,915
                         $10,504           $ 9,860
                         $10,391           $ 9,772
                         $10,568           $10,053
                         $10,657           $10,092
                         $10,524           $ 9,912
                         $10,745           $10,149
                         $10,870           $10,222
                         $10,769           $10,099
                         $10,781           $10,073
                         $10,830           $10,129
                         $10,846           $10,171
                         $10,665           $10,018
                         $10,572           $ 9,926
                         $10,637           $ 9,988
                         $10,609           $10,014
                         $10,781           $10,128
                         $10,560           $ 9,929
                         $10,609           $ 9,966
                         $10,725           $10,048
                         $10,898           $10,198
       8/31/08           $10,781           $10,059

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2008 | 25

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

STH | Claymore/Sabrient Stealth ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                              $22.02
Net Asset Value                                                          $22.04
Premium/Discount to NAV                                                   -0.09%
Net Assets ($000)                                                        $8,834
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 9/21/06)                        One Year                   Annualized
--------------------------------------------------------------------------------
Claymore/Sabrient Stealth ETF
   NAV                                      -14.44%                       -5.53%
   Market                                   -14.28%                       -5.58%
--------------------------------------------------------------------------------
Sabrient Stealth Index                      -14.13%                       -4.84%
--------------------------------------------------------------------------------
S&P 500 Index                               -11.14%                        0.30%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.51%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.67% while the Fund's annualized gross operating expense ratio was determined to be 1.75%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

                                                                        % of Net
Portfolio Breakdown                                                       Assets
--------------------------------------------------------------------------------
Financials                                                                 25.5%
Industrials                                                                20.6%
Consumer Discretionary                                                     15.1%
Information Technology                                                     10.2%
Health Care                                                                 8.0%
Energy                                                                      6.0%
Materials                                                                   4.5%
Consumer Staples                                                            4.3%
Telecommunication Services                                                  0.2%
--------------------------------------------------------------------------------
Total Common Stocks                                                        94.4%
Royalty Trusts                                                              3.1%
Master Limited Partnership                                                  1.2%
Tracking Stocks                                                             1.2%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
GeoEye, Inc.                                                                1.7%
Raven Industries, Inc.                                                      1.5%
Black Box Corp.                                                             1.5%
Armstrong World Industries, Inc.                                            1.5%
Conmed Corp.                                                                1.4%
Graham Corp.                                                                1.4%
American Greetings Corp. - Class A                                          1.4%
Rollins, Inc.                                                               1.4%
International Bancshares Corp.                                              1.3%
NVR, Inc.                                                                   1.3%
--------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Claymore/Sabrient
                       Stealth ETF      S&P 500 Index
       9/21/06           $10,000           $10,000
                         $ 9,765           $ 9,924
                         $ 9,813           $10,011
                         $ 9,877           $10,087
                         $ 9,932           $10,090
                         $ 9,940           $10,110
                         $ 9,845           $10,085
                         $ 9,777           $10,051
                         $ 9,722           $10,072
                         $ 9,917           $10,196
                         $10,064           $10,222
                         $10,060           $10,194
                         $10,135           $10,202
                         $10,175           $10,224
                         $10,099           $10,198
                         $10,302           $10,296
                         $10,461           $10,317
                         $10,620           $10,343
                         $10,608           $10,305
                         $10,537           $10,321
                         $10,596           $10,329
                         $10,505           $10,341
                         $10,549           $10,405
                         $10,553           $10,407
                         $10,632           $10,444
                         $10,716           $10,496
                         $10,549           $10,409
                         $10,537           $10,414
                         $10,485           $10,414
                         $10,235           $10,339
                         $10,143           $10,338
                         $10,223           $10,316
                         $10,374           $10,433
                         $10,362           $10,456
                         $10,457           $10,481
                         $10,378           $10,427
                         $10,406           $10,446
                         $10,441           $10,475
                         $10,628           $10,543
                         $10,720           $10,571
                         $10,684           $10,596
                         $10,636           $10,606
                         $10,664           $10,601
                         $10,763           $10,619
                         $10,752           $10,645
                         $10,732           $10,607
                         $10,493           $10,463
                         $10,509           $10,502
                         $10,672           $10,603
                         $10,684           $10,612
                         $10,616           $10,582
                         $10,851           $10,676
                         $10,919           $10,719
                         $10,958           $10,708
                         $10,919           $10,666
                         $10,954           $10,685
                         $10,950           $10,710
                         $10,875           $10,699
                         $10,923           $10,713
                         $10,994           $10,807
                         $10,994           $10,819
                         $10,871           $10,785
                         $10,990           $10,808
                         $11,058           $10,793
                         $11,010           $10,756
                         $10,934           $10,701
                         $11,026           $10,747
                         $11,213           $10,825
                         $11,189           $10,809
                         $11,066           $10,761
                         $11,038           $10,750
                         $10,994           $10,763
                         $10,783           $10,698
                         $10,851           $10,725
                         $10,743           $10,719
                         $10,751           $10,741
                         $10,847           $10,809
                         $10,918           $10,862
                         $10,918           $10,871
                         $10,883           $10,862
                         $10,727           $10,830
                         $10,827           $10,861
                         $10,675           $10,804
                         $10,827           $10,843
                         $10,922           $10,935
                         $10,735           $10,812
                         $10,815           $10,799
                         $10,903           $10,788
                         $11,038           $10,851
                         $11,094           $10,923
                         $11,209           $10,985
                         $11,194           $11,003
                         $11,217           $10,994
                         $11,289           $11,001
                         $11,333           $11,021
                         $11,333           $11,008
                         $11,194           $10,931
                         $11,174           $10,896
                         $11,273           $10,981
                         $11,297           $11,067
                         $11,285           $11,080
                         $11,329           $11,071
                         $11,477           $11,102
                         $11,485           $11,087
                         $11,528           $11,080
                         $11,512           $11,042
                         $11,485           $11,029
                         $10,962           $10,647
                         $10,974           $10,710
                         $10,879           $10,682
                         $10,671           $10,560
                         $10,424           $10,462
                         $10,695           $10,624
                         $10,695           $10,601
                         $10,775           $10,677
                         $10,827           $10,684
                         $10,914           $10,713
                         $10,631           $10,498
                         $10,695           $10,569
                         $10,811           $10,608
                         $10,711           $10,568
                         $10,831           $10,683
                         $10,907           $10,751
                         $11,110           $10,935
                         $11,158           $10,931
                         $11,170           $10,943
                         $11,202           $10,953
                         $11,090           $10,886
                         $11,034           $10,801
                         $11,102           $10,842
                         $11,142           $10,830
                         $11,182           $10,858
                         $11,309           $10,961
                         $11,273           $10,973
                         $11,377           $11,010
                         $11,417           $11,016
                         $11,425           $11,045
                         $11,289           $10,974
                         $11,373           $11,042
                         $11,437           $11,081
                         $11,564           $11,200
                         $11,548           $11,223
                         $11,477           $11,231
                         $11,329           $11,217
                         $11,481           $11,322
                         $11,493           $11,296
                         $11,405           $11,292
                         $11,485           $11,407
                         $11,461           $11,400
                         $11,405           $11,399
                         $11,205           $11,309
                         $11,146           $11,339
                         $11,377           $11,414
                         $11,405           $11,467
                         $11,473           $11,492
                         $11,465           $11,521
                         $11,425           $11,509
                         $11,508           $11,549
                         $11,309           $11,390
                         $11,449           $11,501
                         $11,373           $11,481
                         $11,249           $11,467
                         $11,321           $11,569
                         $11,269           $11,560
                         $11,357           $11,636
                         $11,473           $11,654
                         $11,564           $11,647
                         $11,528           $11,633
                         $11,353           $11,521
                         $11,453           $11,584
                         $11,540           $11,604
                         $11,580           $11,701
                         $11,636           $11,704
                         $11,744           $11,748
                         $11,764           $11,770
                         $11,684           $11,707
                         $11,568           $11,606
                         $11,345           $11,403
                         $11,469           $11,533
                         $11,445           $11,544
                         $11,257           $11,421
                         $11,393           $11,597
                         $11,453           $11,654
                         $11,584           $11,730
                         $11,572           $11,715
                         $11,644           $11,736
                         $11,477           $11,577
                         $11,516           $11,651
                         $11,389           $11,500
                         $11,297           $11,464
                         $11,293           $11,427
                         $11,473           $11,532
                         $11,532           $11,527
                         $11,500           $11,509
                         $11,656           $11,633
                         $11,684           $11,677
                         $11,720           $11,681
                         $11,764           $11,723
                         $11,768           $11,734
                         $11,576           $11,567
                         $11,636           $11,635
                         $11,863           $11,857
                         $11,795           $11,894
                         $11,616           $11,871
                         $11,592           $11,870
                         $11,548           $11,846
                         $11,628           $11,900
                         $11,433           $11,754
                         $11,417           $11,812
                         $11,098           $11,578
                         $11,082           $11,632
                         $10,787           $11,360
                         $10,560           $11,181
                         $10,588           $11,295
                         $10,572           $11,153
                         $10,544           $11,234
                         $10,608           $11,286
                         $10,249           $10,986
                         $10,277           $11,252
                         $10,201           $11,322
                         $10,285           $11,485
                         $10,053           $11,147
                         $10,376           $11,151
                         $10,356           $11,147
                         $10,113           $10,946
                         $ 9,970           $10,796
                         $10,185           $10,832
                         $10,376           $11,098
                         $10,392           $11,095
                         $10,444           $11,107
                         $10,620           $11,238
                         $10,500           $11,226
                         $10,592           $11,357
                         $10,492           $11,260
                         $10,169           $10,996
                         $10,404           $11,240
                         $10,348           $11,194
                         $10,464           $11,320
                         $10,488           $11,438
                         $10,329           $11,312
                         $10,313           $11,362
                         $10,141           $11,170
                         $10,049           $11,156
                         $10,177           $11,308
                         $10,129           $11,312
                         $10,161           $11,408
                         $10,193           $11,410
                         $10,109           $11,352
                         $10,520           $11,684
                         $10,671           $11,755
                         $10,588           $11,679
                         $10,596           $11,732
                         $10,512           $11,671
                         $10,452           $11,667
                         $10,544           $11,732
                         $10,639           $11,779
                         $10,536           $11,743
                         $10,771           $11,899
                         $10,911           $11,896
                         $10,787           $11,844
                         $10,895           $11,870
                         $11,098           $11,987
                         $11,050           $11,948
                         $11,050           $12,045
                         $11,050           $12,025
                         $10,966           $11,964
                         $11,018           $12,021
                         $10,914           $11,920
                         $10,807           $11,842
                         $10,771           $11,864
                         $10,731           $11,855
                         $10,372           $11,551
                         $10,504           $11,596
                         $10,532           $11,698
                         $10,432           $11,669
                         $10,336           $11,658
                         $10,516           $11,819
                         $10,500           $11,864
                         $10,412           $11,788
                         $10,544           $11,930
                         $10,157           $11,618
                         $10,109           $11,627
                         $ 9,966           $11,571
                         $10,002           $11,710
                         $ 9,695           $11,372
                         $ 9,750           $11,366
                         $ 9,583           $11,204
                         $ 9,531           $11,092
                         $ 9,770           $11,419
                         $ 9,703           $11,341
                         $ 9,543           $11,192
                         $ 9,487           $11,251
                         $ 9,260           $11,055
                         $ 9,180           $11,105
                         $ 9,089           $10,928
                         $ 9,300           $11,114
                         $ 9,029           $10,856
                         $ 9,081           $11,019
                         $ 9,360           $11,337
                         $ 9,304           $11,343
                         $ 9,368           $11,431
                         $ 9,264           $11,364
                         $ 9,160           $11,290
                         $ 9,308           $11,467
                         $ 9,575           $11,641
                         $ 9,611           $11,620
                         $ 9,659           $11,708
                         $ 9,404           $11,412
                         $ 9,424           $11,483
                         $ 9,384           $11,497
                         $ 9,200           $11,340
                         $ 9,033           $11,170
                         $ 9,196           $11,240
                         $ 9,200           $11,225
                         $ 9,296           $11,283
                         $ 9,499           $11,473
                         $ 9,651           $11,566
                         $ 9,467           $11,575
                         $ 9,228           $11,413
                         $ 9,172           $11,430
                         $ 9,311           $11,352
                         $ 9,189           $11,190
                         $ 9,104           $11,190
                         $ 8,856           $10,916
                         $ 8,901           $10,951
                         $ 8,681           $10,754
                         $ 8,754           $10,901
                         $ 8,836           $10,988
                         $ 8,661           $10,839
                         $ 8,710           $10,957
                         $ 8,539           $10,684
                         $ 8,572           $10,625
                         $ 8,377           $10,316
                         $ 8,251           $10,254
                         $ 8,283           $10,141
                         $ 8,612           $10,358
                         $ 8,624           $10,463
                         $ 8,624           $10,297
                         $ 8,726           $10,478
                         $ 8,734           $10,543
                         $ 8,669           $10,493
                         $ 8,913           $10,671
                         $ 9,144           $10,802
                         $ 9,043           $10,689
                         $ 8,787           $10,348
                         $ 8,726           $10,273
                         $ 8,852           $10,357
                         $ 8,750           $10,313
                         $ 8,787           $10,374
                         $ 8,884           $10,450
                         $ 9,100           $10,596
                         $ 8,925           $10,455
                         $ 8,868           $10,464
                         $ 8,925           $10,455
                         $ 9,067           $10,543
                         $ 8,844           $10,411
                         $ 8,819           $10,494
                         $ 9,014           $10,640
                         $ 9,124           $10,713
                         $ 9,108           $10,706
                         $ 9,006           $10,611
                         $ 8,763           $10,324
                         $ 8,787           $10,330
                         $ 8,742           $10,295
                         $ 8,783           $10,354
                         $ 8,458           $10,127
                         $ 8,470           $10,042
                         $ 8,263           $ 9,887
                         $ 8,616           $10,255
                         $ 8,531           $10,166
                         $ 8,645           $10,218
                         $ 8,438           $10,006
                         $ 8,251           $ 9,918
                         $ 8,657           $10,339
                         $ 8,486           $10,088
                         $ 8,718           $10,329
                         $ 8,937           $10,488
                         $ 9,031           $10,512
                         $ 8,998           $10,420
                         $ 8,828           $10,303
                         $ 8,726           $10,221
                         $ 8,738           $10,280
                         $ 8,958           $10,649
                         $ 8,962           $10,630
                         $ 8,970           $10,644
                         $ 8,986           $10,653
                         $ 8,986           $10,670
                         $ 8,978           $10,619
                         $ 8,775           $10,534
                         $ 8,840           $10,581
                         $ 8,588           $10,366
                         $ 8,584           $10,331
                         $ 8,706           $10,379
                         $ 8,982           $10,616
                         $ 8,913           $10,623
                         $ 9,010           $10,815
                         $ 8,962           $10,799
                         $ 8,824           $10,704
                         $ 8,852           $10,735
                         $ 8,962           $10,804
                         $ 8,998           $10,875
                         $ 9,083           $10,864
                         $ 8,974           $10,822
                         $ 8,945           $10,780
                         $ 9,140           $10,967
                         $ 9,079           $11,003
                         $ 9,039           $10,954
                         $ 9,092           $11,038
                         $ 8,966           $10,843
                         $ 8,966           $10,883
                         $ 8,990           $10,812
                         $ 9,185           $10,931
                         $ 9,213           $10,930
                         $ 9,242           $10,975
                         $ 9,335           $11,094
                         $ 9,311           $11,108
                         $ 9,258           $11,118
                         $ 9,226           $11,015
                         $ 9,104           $10,839
                         $ 9,169           $10,869
                         $ 9,023           $10,726
                         $ 9,136           $10,799
                         $ 9,193           $10,844
                         $ 9,254           $10,903
                         $ 9,287           $10,920
                         $ 9,148           $10,806
                         $ 9,132           $10,744
                         $ 9,177           $10,745
                         $ 9,388           $10,956
                         $ 9,153           $10,619
                         $ 9,092           $10,627
                         $ 9,051           $10,601
                         $ 8,868           $10,425
                         $ 8,897           $10,460
                         $ 9,083           $10,617
                         $ 9,165           $10,618
                         $ 9,144           $10,546
                         $ 9,079           $10,444
                         $ 9,169           $10,486
                         $ 9,047           $10,292
                         $ 8,970           $10,292
                         $ 8,840           $10,263
                         $ 8,876           $10,324
                         $ 8,698           $10,024
                         $ 8,649           $ 9,987
                         $ 8,564           $ 9,999
                         $ 8,523           $10,040
                         $ 8,304           $ 9,858
                         $ 8,239           $ 9,868
                         $ 8,202           $ 9,786
                         $ 8,490           $ 9,957
                         $ 8,243           $ 9,731
                         $ 8,308           $ 9,799
                         $ 8,344           $ 9,691
                         $ 8,218           $ 9,604
                         $ 8,165           $ 9,499
                         $ 8,401           $ 9,739
                         $ 8,482           $ 9,856
                         $ 8,429           $ 9,859
                         $ 8,555           $ 9,854
                         $ 8,787           $ 9,987
                         $ 8,771           $10,027
                         $ 8,584           $ 9,796
                         $ 8,698           $ 9,837
                         $ 8,543           $ 9,654
                         $ 8,750           $ 9,880
                         $ 8,840           $10,045
                         $ 8,734           $ 9,915
                         $ 8,783           $ 9,860
                         $ 8,576           $ 9,772
                         $ 8,738           $10,053
                         $ 8,787           $10,092
                         $ 8,612           $ 9,912
                         $ 8,799           $10,149
                         $ 8,978           $10,222
                         $ 8,913           $10,099
                         $ 9,006           $10,073
                         $ 9,079           $10,129
                         $ 9,010           $10,171
                         $ 8,893           $10,018
                         $ 8,775           $ 9,926
                         $ 8,791           $ 9,988
                         $ 8,730           $10,014
                         $ 8,864           $10,128
                         $ 8,698           $ 9,929
                         $ 8,763           $ 9,966
                         $ 8,880           $10,048
                         $ 9,023           $10,198
       8/31/08           $ 8,954           $10,059

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

26 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                              $23.99
Net Asset Value                                                          $23.80
Premium/Discount to NAV                                                    0.80%
Net Assets ($000)                                                        $4,760
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 4/2/07)                                One Year            Annualized
--------------------------------------------------------------------------------
Claymore/Zacks Mid-Cap Core ETF
   NAV                                              -6.32%                -3.41%
   Market                                           -5.91%                -2.87%
--------------------------------------------------------------------------------
Zacks Mid-Cap Core Index                            -6.17%                -2.78%
--------------------------------------------------------------------------------
S&P 500 Index                                      -11.14%                -5.07%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 7.13%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial High- lights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.12% while the Fund's annualized gross operating expense ratio was determined to be 3.30%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Industrials                                                                17.6%
Information Technology                                                     13.6%
Energy                                                                     13.4%
Health Care                                                                12.4%
Financials                                                                 11.2%
Utilities                                                                   9.5%
Materials                                                                   8.8%
Consumer Staples                                                            8.8%
Consumer Discretionary                                                      3.6%
Telecommunication Services                                                  0.7%
--------------------------------------------------------------------------------
Total Common Stocks and Master Limited Partnerships                        99.6%
Exchange Traded Funds                                                       0.3%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                                                   2.3%
Sara Lee Corp.                                                              2.1%
Dover Corp.                                                                 2.1%
Molson Coors Brewing Co. - Class B                                          1.9%
Cooper Industries, Ltd. - Class A (Bermuda)                                 1.9%
Amphenol Corp. - Class A                                                    1.9%
Humana, Inc.                                                                1.8%
Clorox Co.                                                                  1.8%
Flowserve Corp.                                                             1.7%
Owens-Illinois, Inc.                                                        1.7%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Claymore/Zacks
                   Mid-Cap Core ETF               S&P 500 Index
       4/2/07          $10,000                       $10,026
                       $10,116                       $10,121
                       $10,136                       $10,132
                       $10,144                       $10,166
                       $10,140                       $10,172
                       $10,136                       $10,199
                       $10,088                       $10,133
                       $10,136                       $10,196
                       $10,144                       $10,232
                       $10,251                       $10,342
                       $10,263                       $10,363
                       $10,295                       $10,370
                       $10,287                       $10,358
                       $10,395                       $10,454
                       $10,419                       $10,431
                       $10,431                       $10,427
                       $10,510                       $10,534
                       $10,470                       $10,526
                       $10,470                       $10,525
                       $10,383                       $10,443
                       $10,411                       $10,471
                       $10,490                       $10,540
                       $10,534                       $10,588
                       $10,538                       $10,611
                       $10,558                       $10,639
                       $10,542                       $10,627
                       $10,602                       $10,664
                       $10,482                       $10,517
                       $10,574                       $10,620
                       $10,558                       $10,601
                       $10,534                       $10,589
                       $10,594                       $10,683
                       $10,618                       $10,674
                       $10,670                       $10,745
                       $10,702                       $10,761
                       $10,713                       $10,754
                       $10,690                       $10,742
                       $10,562                       $10,639
                       $10,630                       $10,697
                       $10,686                       $10,715
                       $10,789                       $10,804
                       $10,841                       $10,807
                       $10,897                       $10,848
                       $10,917                       $10,868
                       $10,865                       $10,811
                       $10,753                       $10,717
                       $10,570                       $10,530
                       $10,674                       $10,649
                       $10,702                       $10,660
                       $10,614                       $10,546
                       $10,761                       $10,709
                       $10,829                       $10,761
                       $10,877                       $10,831
                       $10,853                       $10,818
                       $10,897                       $10,837
                       $10,805                       $10,690
                       $10,837                       $10,758
                       $10,737                       $10,620
                       $10,698                       $10,585
                       $10,678                       $10,552
                       $10,761                       $10,649
                       $10,773                       $10,644
                       $10,785                       $10,628
                       $10,909                       $10,742
                       $10,929                       $10,782
                       $10,937                       $10,786
                       $10,973                       $10,825
                       $11,012                       $10,835
                       $10,885                       $10,681
                       $10,945                       $10,744
                       $11,076                       $10,948
                       $11,092                       $10,983
                       $11,044                       $10,962
                       $11,056                       $10,960
                       $10,992                       $10,939
                       $11,036                       $10,988
                       $10,921                       $10,854
                       $10,933                       $10,907
                       $10,733                       $10,691
                       $10,710                       $10,741
                       $10,462                       $10,490
                       $10,303                       $10,324
                       $10,355                       $10,430
                       $10,287                       $10,298
                       $10,315                       $10,374
                       $10,311                       $10,421
                       $10,060                       $10,145
                       $10,155                       $10,390
                       $10,191                       $10,454
                       $10,207                       $10,605
                       $ 9,833                       $10,293
                       $ 9,984                       $10,297
                       $10,120                       $10,293
                       $ 9,940                       $10,107
                       $ 9,749                       $ 9,969
                       $ 9,709                       $10,002
                       $ 9,896                       $10,248
                       $ 9,916                       $10,245
                       $ 9,948                       $10,256
                       $10,104                       $10,377
                       $10,108                       $10,366
                       $10,223                       $10,487
                       $10,148                       $10,398
                       $ 9,940                       $10,154
                       $10,116                       $10,379
                       $10,068                       $10,337
                       $10,163                       $10,453
                       $10,263                       $10,562
                       $10,187                       $10,446
                       $10,195                       $10,492
                       $10,040                       $10,315
                       $ 9,976                       $10,302
                       $10,076                       $10,442
                       $10,100                       $10,446
                       $10,136                       $10,534
                       $10,171                       $10,536
                       $10,104                       $10,482
                       $10,351                       $10,789
                       $10,442                       $10,855
                       $10,395                       $10,784
                       $10,415                       $10,834
                       $10,359                       $10,777
                       $10,351                       $10,773
                       $10,438                       $10,834
                       $10,522                       $10,876
                       $10,518                       $10,844
                       $10,654                       $10,988
                       $10,674                       $10,985
                       $10,638                       $10,937
                       $10,654                       $10,960
                       $10,797                       $11,068
                       $10,805                       $11,033
                       $10,897                       $11,122
                       $10,869                       $11,104
                       $10,829                       $11,047
                       $10,865                       $11,100
                       $10,789                       $11,007
                       $10,713                       $10,935
                       $10,741                       $10,955
                       $10,749                       $10,947
                       $10,538                       $10,667
                       $10,586                       $10,707
                       $10,654                       $10,802
                       $10,622                       $10,775
                       $10,606                       $10,765
                       $10,666                       $10,913
                       $10,710                       $10,956
                       $10,698                       $10,885
                       $10,825                       $11,016
                       $10,646                       $10,728
                       $10,614                       $10,737
                       $10,514                       $10,684
                       $10,594                       $10,813
                       $10,363                       $10,501
                       $10,415                       $10,496
                       $10,303                       $10,346
                       $10,195                       $10,243
                       $10,383                       $10,544
                       $10,355                       $10,472
                       $10,227                       $10,335
                       $10,239                       $10,389
                       $10,072                       $10,208
                       $10,080                       $10,254
                       $ 9,956                       $10,091
                       $10,068                       $10,263
                       $ 9,940                       $10,024
                       $10,064                       $10,175
                       $10,299                       $10,468
                       $10,267                       $10,474
                       $10,335                       $10,556
                       $10,299                       $10,494
                       $10,287                       $10,425
                       $10,387                       $10,589
                       $10,514                       $10,749
                       $10,534                       $10,730
                       $10,606                       $10,811
                       $10,359                       $10,538
                       $10,411                       $10,603
                       $10,419                       $10,617
                       $10,303                       $10,471
                       $10,152                       $10,314
                       $10,195                       $10,379
                       $10,191                       $10,365
                       $10,235                       $10,419
                       $10,383                       $10,594
                       $10,474                       $10,680
                       $10,419                       $10,689
                       $10,307                       $10,539
                       $10,335                       $10,555
                       $10,275                       $10,482
                       $10,169                       $10,333
                       $10,117                       $10,333
                       $ 9,913                       $10,079
                       $ 9,897                       $10,112
                       $ 9,729                       $ 9,930
                       $ 9,761                       $10,066
                       $ 9,821                       $10,146
                       $ 9,701                       $10,009
                       $ 9,765                       $10,118
                       $ 9,569                       $ 9,865
                       $ 9,553                       $ 9,811
                       $ 9,289                       $ 9,526
                       $ 9,205                       $ 9,469
                       $ 9,097                       $ 9,364
                       $ 9,197                       $ 9,565
                       $ 9,329                       $ 9,661
                       $ 9,245                       $ 9,508
                       $ 9,421                       $ 9,675
                       $ 9,557                       $ 9,735
                       $ 9,525                       $ 9,689
                       $ 9,717                       $ 9,854
                       $ 9,837                       $ 9,974
                       $ 9,801                       $ 9,870
                       $ 9,561                       $ 9,555
                       $ 9,505                       $ 9,486
                       $ 9,525                       $ 9,563
                       $ 9,509                       $ 9,523
                       $ 9,489                       $ 9,580
                       $ 9,565                       $ 9,650
                       $ 9,669                       $ 9,785
                       $ 9,557                       $ 9,654
                       $ 9,569                       $ 9,662
                       $ 9,553                       $ 9,655
                       $ 9,629                       $ 9,736
                       $ 9,529                       $ 9,614
                       $ 9,585                       $ 9,690
                       $ 9,705                       $ 9,825
                       $ 9,769                       $ 9,893
                       $ 9,773                       $ 9,886
                       $ 9,661                       $ 9,799
                       $ 9,401                       $ 9,533
                       $ 9,389                       $ 9,539
                       $ 9,341                       $ 9,506
                       $ 9,385                       $ 9,560
                       $ 9,205                       $ 9,352
                       $ 9,133                       $ 9,273
                       $ 9,025                       $ 9,130
                       $ 9,173                       $ 9,469
                       $ 9,145                       $ 9,387
                       $ 9,185                       $ 9,435
                       $ 9,009                       $ 9,239
                       $ 8,817                       $ 9,158
                       $ 9,081                       $ 9,547
                       $ 8,937                       $ 9,315
                       $ 9,049                       $ 9,538
                       $ 9,205                       $ 9,684
                       $ 9,289                       $ 9,706
                       $ 9,213                       $ 9,622
                       $ 9,141                       $ 9,514
                       $ 9,089                       $ 9,438
                       $ 9,145                       $ 9,492
                       $ 9,409                       $ 9,833
                       $ 9,457                       $ 9,816
                       $ 9,465                       $ 9,829
                       $ 9,513                       $ 9,837
                       $ 9,521                       $ 9,852
                       $ 9,481                       $ 9,805
                       $ 9,425                       $ 9,727
                       $ 9,461                       $ 9,771
                       $ 9,325                       $ 9,572
                       $ 9,309                       $ 9,540
                       $ 9,361                       $ 9,584
                       $ 9,581                       $ 9,803
                       $ 9,589                       $ 9,809
                       $ 9,753                       $ 9,987
                       $ 9,713                       $ 9,972
                       $ 9,593                       $ 9,884
                       $ 9,685                       $ 9,913
                       $ 9,725                       $ 9,977
                       $ 9,777                       $10,042
                       $ 9,769                       $10,031
                       $ 9,729                       $ 9,993
                       $ 9,729                       $ 9,955
                       $ 9,861                       $10,127
                       $ 9,873                       $10,160
                       $ 9,869                       $10,115
                       $ 9,957                       $10,193
                       $ 9,849                       $10,012
                       $ 9,881                       $10,049
                       $ 9,877                       $ 9,984
                       $10,033                       $10,094
                       $10,085                       $10,093
                       $10,137                       $10,135
                       $10,205                       $10,244
                       $10,241                       $10,257
                       $10,229                       $10,266
                       $10,221                       $10,171
                       $10,117                       $10,009
                       $10,173                       $10,037
                       $10,061                       $ 9,904
                       $10,125                       $ 9,972
                       $10,161                       $10,014
                       $10,201                       $10,068
                       $10,253                       $10,084
                       $10,169                       $ 9,978
                       $10,145                       $ 9,921
                       $10,181                       $ 9,922
                       $10,313                       $10,117
                       $10,093                       $ 9,805
                       $10,077                       $ 9,813
                       $10,029                       $ 9,789
                       $ 9,877                       $ 9,626
                       $ 9,921                       $ 9,658
                       $10,045                       $ 9,804
                       $10,069                       $ 9,805
                       $10,029                       $ 9,738
                       $ 9,913                       $ 9,644
                       $ 9,905                       $ 9,683
                       $ 9,741                       $ 9,503
                       $ 9,749                       $ 9,504
                       $ 9,641                       $ 9,477
                       $ 9,705                       $ 9,533
                       $ 9,445                       $ 9,256
                       $ 9,349                       $ 9,222
                       $ 9,349                       $ 9,233
                       $ 9,361                       $ 9,271
                       $ 9,189                       $ 9,102
                       $ 9,089                       $ 9,113
                       $ 9,033                       $ 9,036
                       $ 9,177                       $ 9,194
                       $ 9,121                       $ 8,986
                       $ 9,165                       $ 9,049
                       $ 9,077                       $ 8,949
                       $ 9,029                       $ 8,868
                       $ 8,937                       $ 8,772
                       $ 9,077                       $ 8,993
                       $ 9,209                       $ 9,101
                       $ 9,189                       $ 9,104
                       $ 9,233                       $ 9,099
                       $ 9,333                       $ 9,222
                       $ 9,365                       $ 9,259
                       $ 9,189                       $ 9,045
                       $ 9,213                       $ 9,083
                       $ 9,157                       $ 8,914
                       $ 9,277                       $ 9,123
                       $ 9,401                       $ 9,276
                       $ 9,277                       $ 9,156
                       $ 9,245                       $ 9,105
                       $ 9,149                       $ 9,023
                       $ 9,337                       $ 9,283
                       $ 9,409                       $ 9,319
                       $ 9,277                       $ 9,152
                       $ 9,477                       $ 9,371
                       $ 9,541                       $ 9,439
                       $ 9,489                       $ 9,325
                       $ 9,509                       $ 9,301
                       $ 9,557                       $ 9,353
                       $ 9,597                       $ 9,392
                       $ 9,505                       $ 9,251
                       $ 9,425                       $ 9,165
                       $ 9,441                       $ 9,223
                       $ 9,433                       $ 9,247
                       $ 9,517                       $ 9,352
                       $ 9,373                       $ 9,169
                       $ 9,381                       $ 9,203
                       $ 9,473                       $ 9,278
                       $ 9,609                       $ 9,417
       8/31/08         $ 9,521                       $ 9,288

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2008 | 27

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 27.55
Net Asset Value                                                         $ 27.57
Premium/Discount to NAV                                                   -0.07%
Net Assets ($000)                                                       $97,910
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 9/21/06)                               One Year            Annualized
--------------------------------------------------------------------------------
Claymore/Zacks Sector Rotation ETF
   NAV                                              -6.13%                 5.60%
   Market                                           -6.42%                 5.56%
--------------------------------------------------------------------------------
Zacks Sector Rotation Index                         -5.92%                 5.84%
--------------------------------------------------------------------------------
S&P 500 Index                                      -11.14%                 0.30%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.97%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 0.80%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Industrials                                                                26.6%
Materials                                                                  18.5%
Information Technology                                                     16.5%
Financials                                                                 13.5%
Health Care                                                                12.8%
Consumer Discretionary                                                      6.8%
Consumer Staples                                                            3.5%
Telecommunication Services                                                  1.7%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
--------------------------------------------------------------------------------
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % of Total
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
BlackRock, Inc.                                                             2.1%
QUALCOMM, Inc.                                                              2.1%
Norfolk Southern Corp.                                                      2.0%
Union Pacific Corp.                                                         1.9%
McDonald's Corp.                                                            1.9%
General Dynamics Corp.                                                      1.9%
Burlington Northern Santa Fe Corp.                                          1.9%
State Street Corp.                                                          1.8%
Wal-Mart Stores, Inc.                                                       1.8%
Alcon, Inc.                                                                 1.8%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Claymore/Zacks
                 Sector Rotation ETF              S&P 500 Index
       9/21/06         $10,000                       $10,000
                       $ 9,892                       $ 9,924
                       $ 9,956                       $10,011
                       $10,064                       $10,087
                       $10,112                       $10,090
                       $10,128                       $10,110
                       $10,084                       $10,085
                       $10,040                       $10,051
                       $10,020                       $10,072
                       $10,152                       $10,196
                       $10,248                       $10,222
                       $10,204                       $10,194
                       $10,264                       $10,202
                       $10,340                       $10,224
                       $10,284                       $10,198
                       $10,432                       $10,296
                       $10,492                       $10,317
                       $10,585                       $10,343
                       $10,536                       $10,305
                       $10,532                       $10,321
                       $10,557                       $10,329
                       $10,492                       $10,341
                       $10,577                       $10,405
                       $10,645                       $10,407
                       $10,653                       $10,444
                       $10,737                       $10,496
                       $10,621                       $10,409
                       $10,621                       $10,414
                       $10,613                       $10,414
                       $10,476                       $10,339
                       $10,452                       $10,338
                       $10,468                       $10,316
                       $10,633                       $10,433
                       $10,629                       $10,456
                       $10,701                       $10,481
                       $10,701                       $10,427
                       $10,713                       $10,446
                       $10,737                       $10,475
                       $10,817                       $10,543
                       $10,885                       $10,571
                       $10,841                       $10,596
                       $10,837                       $10,606
                       $10,945                       $10,601
                       $11,053                       $10,619
                       $11,081                       $10,645
                       $11,081                       $10,607
                       $10,861                       $10,463
                       $10,873                       $10,502
                       $11,037                       $10,603
                       $11,057                       $10,612
                       $11,005                       $10,582
                       $11,173                       $10,676
                       $11,221                       $10,719
                       $11,221                       $10,708
                       $11,173                       $10,666
                       $11,193                       $10,685
                       $11,209                       $10,710
                       $11,145                       $10,699
                       $11,165                       $10,713
                       $11,269                       $10,807
                       $11,237                       $10,819
                       $11,149                       $10,785
                       $11,177                       $10,808
                       $11,141                       $10,793
                       $11,065                       $10,756
                       $11,017                       $10,701
                       $11,057                       $10,747
                       $11,181                       $10,825
                       $11,165                       $10,809
                       $11,108                       $10,761
                       $11,072                       $10,750
                       $10,996                       $10,763
                       $10,911                       $10,698
                       $10,972                       $10,725
                       $10,984                       $10,719
                       $11,032                       $10,741
                       $11,152                       $10,809
                       $11,256                       $10,862
                       $11,280                       $10,871
                       $11,288                       $10,862
                       $11,248                       $10,830
                       $11,340                       $10,861
                       $11,280                       $10,804
                       $11,393                       $10,843
                       $11,513                       $10,935
                       $11,376                       $10,812
                       $11,376                       $10,799
                       $11,372                       $10,788
                       $11,465                       $10,851
                       $11,557                       $10,923
                       $11,677                       $10,985
                       $11,697                       $11,003
                       $11,677                       $10,994
                       $11,749                       $11,001
                       $11,789                       $11,021
                       $11,781                       $11,008
                       $11,673                       $10,931
                       $11,609                       $10,896
                       $11,765                       $10,981
                       $11,862                       $11,067
                       $11,898                       $11,080
                       $11,906                       $11,071
                       $11,978                       $11,102
                       $12,010                       $11,087
                       $11,974                       $11,080
                       $11,922                       $11,042
                       $11,841                       $11,029
                       $11,360                       $10,647
                       $11,453                       $10,710
                       $11,389                       $10,682
                       $11,200                       $10,560
                       $10,996                       $10,462
                       $11,252                       $10,624
                       $11,252                       $10,601
                       $11,421                       $10,677
                       $11,465                       $10,684
                       $11,505                       $10,713
                       $11,204                       $10,498
                       $11,272                       $10,569
                       $11,348                       $10,608
                       $11,308                       $10,568
                       $11,493                       $10,683
                       $11,557                       $10,751
                       $11,765                       $10,935
                       $11,757                       $10,931
                       $11,797                       $10,943
                       $11,785                       $10,953
                       $11,717                       $10,886
                       $11,617                       $10,801
                       $11,685                       $10,842
                       $11,677                       $10,830
                       $11,745                       $10,858
                       $11,866                       $10,961
                       $11,874                       $10,973
                       $11,910                       $11,010
                       $11,950                       $11,016
                       $11,954                       $11,045
                       $11,866                       $10,974
                       $11,918                       $11,042
                       $11,962                       $11,081
                       $12,046                       $11,200
                       $12,110                       $11,223
                       $12,106                       $11,231
                       $12,078                       $11,217
                       $12,174                       $11,322
                       $12,186                       $11,296
                       $12,146                       $11,292
                       $12,254                       $11,407
                       $12,234                       $11,400
                       $12,190                       $11,399
                       $12,030                       $11,309
                       $12,014                       $11,339
                       $12,154                       $11,414
                       $12,182                       $11,467
                       $12,222                       $11,492
                       $12,234                       $11,521
                       $12,210                       $11,509
                       $12,290                       $11,549
                       $12,110                       $11,390
                       $12,242                       $11,501
                       $12,202                       $11,481
                       $12,146                       $11,467
                       $12,214                       $11,569
                       $12,182                       $11,560
                       $12,230                       $11,636
                       $12,274                       $11,654
                       $12,290                       $11,647
                       $12,258                       $11,633
                       $12,114                       $11,521
                       $12,166                       $11,584
                       $12,258                       $11,604
                       $12,391                       $11,701
                       $12,407                       $11,704
                       $12,455                       $11,748
                       $12,495                       $11,770
                       $12,411                       $11,707
                       $12,290                       $11,606
                       $11,990                       $11,403
                       $12,110                       $11,533
                       $12,114                       $11,544
                       $11,978                       $11,421
                       $12,154                       $11,597
                       $12,210                       $11,654
                       $12,294                       $11,730
                       $12,266                       $11,715
                       $12,306                       $11,736
                       $12,158                       $11,577
                       $12,202                       $11,651
                       $12,058                       $11,500
                       $11,970                       $11,464
                       $11,902                       $11,427
                       $12,046                       $11,532
                       $12,038                       $11,527
                       $12,006                       $11,509
                       $12,178                       $11,633
                       $12,190                       $11,677
                       $12,202                       $11,681
                       $12,306                       $11,723
                       $12,327                       $11,734
                       $12,118                       $11,567
                       $12,246                       $11,635
                       $12,459                       $11,857
                       $12,487                       $11,894
                       $12,459                       $11,871
                       $12,439                       $11,870
                       $12,475                       $11,846
                       $12,519                       $11,900
                       $12,355                       $11,754
                       $12,439                       $11,812
                       $12,122                       $11,578
                       $12,166                       $11,632
                       $11,866                       $11,360
                       $11,729                       $11,181
                       $11,946                       $11,295
                       $11,785                       $11,153
                       $11,701                       $11,234
                       $11,789                       $11,286
                       $11,417                       $10,986
                       $11,593                       $11,252
                       $11,693                       $11,322
                       $11,773                       $11,485
                       $11,380                       $11,147
                       $11,441                       $11,151
                       $11,521                       $11,147
                       $11,248                       $10,946
                       $11,000                       $10,796
                       $10,915                       $10,832
                       $11,252                       $11,098
                       $11,336                       $11,095
                       $11,360                       $11,107
                       $11,633                       $11,238
                       $11,601                       $11,226
                       $11,801                       $11,357
                       $11,757                       $11,260
                       $11,405                       $10,996
                       $11,705                       $11,240
                       $11,629                       $11,194
                       $11,841                       $11,320
                       $11,994                       $11,438
                       $11,845                       $11,312
                       $11,914                       $11,362
                       $11,657                       $11,170
                       $11,577                       $11,156
                       $11,729                       $11,308
                       $11,741                       $11,312
                       $11,833                       $11,408
                       $11,870                       $11,410
                       $11,765                       $11,352
                       $12,170                       $11,684
                       $12,270                       $11,755
                       $12,210                       $11,679
                       $12,319                       $11,732
                       $12,250                       $11,671
                       $12,246                       $11,667
                       $12,343                       $11,732
                       $12,443                       $11,779
                       $12,423                       $11,743
                       $12,635                       $11,899
                       $12,647                       $11,896
                       $12,527                       $11,844
                       $12,583                       $11,870
                       $12,783                       $11,987
                       $12,771                       $11,948
                       $12,912                       $12,045
                       $12,936                       $12,025
                       $12,824                       $11,964
                       $12,972                       $12,021
                       $12,916                       $11,920
                       $12,812                       $11,842
                       $12,848                       $11,864
                       $12,944                       $11,855
                       $12,539                       $11,551
                       $12,547                       $11,596
                       $12,824                       $11,698
                       $12,824                       $11,669
                       $12,808                       $11,658
                       $12,896                       $11,819
                       $12,980                       $11,864
                       $12,796                       $11,788
                       $13,044                       $11,930
                       $12,779                       $11,618
                       $12,848                       $11,627
                       $12,751                       $11,571
                       $13,044                       $11,710
                       $12,679                       $11,372
                       $12,731                       $11,366
                       $12,447                       $11,204
                       $12,042                       $11,092
                       $12,355                       $11,419
                       $12,363                       $11,341
                       $12,198                       $11,192
                       $12,270                       $11,251
                       $12,082                       $11,055
                       $12,182                       $11,105
                       $11,998                       $10,928
                       $12,198                       $11,114
                       $12,070                       $10,856
                       $12,202                       $11,019
                       $12,603                       $11,337
                       $12,655                       $11,343
                       $12,747                       $11,431
                       $12,771                       $11,364
                       $12,687                       $11,290
                       $12,876                       $11,467
                       $13,092                       $11,641
                       $13,124                       $11,620
                       $13,236                       $11,708
                       $12,836                       $11,412
                       $12,964                       $11,483
                       $12,976                       $11,497
                       $12,808                       $11,340
                       $12,467                       $11,170
                       $12,575                       $11,240
                       $12,591                       $11,225
                       $12,731                       $11,283
                       $13,032                       $11,473
                       $13,192                       $11,566
                       $13,200                       $11,575
                       $13,000                       $11,413
                       $13,020                       $11,430
                       $12,999                       $11,352
                       $12,825                       $11,190
                       $12,850                       $11,190
                       $12,422                       $10,916
                       $12,333                       $10,951
                       $12,092                       $10,754
                       $12,204                       $10,901
                       $12,269                       $10,988
                       $11,995                       $10,839
                       $12,168                       $10,957
                       $11,870                       $10,684
                       $11,741                       $10,625
                       $11,370                       $10,316
                       $11,358                       $10,254
                       $11,140                       $10,141
                       $11,192                       $10,358
                       $11,350                       $10,463
                       $11,225                       $10,297
                       $11,358                       $10,478
                       $11,406                       $10,543
                       $11,313                       $10,493
                       $11,575                       $10,671
                       $11,785                       $10,802
                       $11,684                       $10,689
                       $11,358                       $10,348
                       $11,241                       $10,273
                       $11,297                       $10,357
                       $11,382                       $10,313
                       $11,511                       $10,374
                       $11,567                       $10,450
                       $11,749                       $10,596
                       $11,547                       $10,455
                       $11,515                       $10,464
                       $11,523                       $10,455
                       $11,596                       $10,543
                       $11,438                       $10,411
                       $11,515                       $10,494
                       $11,648                       $10,640
                       $11,709                       $10,713
                       $11,692                       $10,706
                       $11,624                       $10,611
                       $11,297                       $10,324
                       $11,273                       $10,330
                       $11,196                       $10,295
                       $11,301                       $10,354
                       $11,059                       $10,127
                       $10,894                       $10,042
                       $10,672                       $ 9,887
                       $10,991                       $10,255
                       $10,963                       $10,166
                       $11,084                       $10,218
                       $10,870                       $10,006
                       $10,672                       $ 9,918
                       $11,104                       $10,339
                       $10,813                       $10,088
                       $10,963                       $10,329
                       $11,289                       $10,488
                       $11,414                       $10,512
                       $11,334                       $10,420
                       $11,168                       $10,303
                       $11,051                       $10,221
                       $11,063                       $10,280
                       $11,463                       $10,649
                       $11,426                       $10,630
                       $11,535                       $10,644
                       $11,608                       $10,653
                       $11,612                       $10,670
                       $11,600                       $10,619
                       $11,503                       $10,534
                       $11,604                       $10,581
                       $11,362                       $10,366
                       $11,358                       $10,331
                       $11,386                       $10,379
                       $11,757                       $10,616
                       $11,709                       $10,623
                       $11,914                       $10,815
                       $11,942                       $10,799
                       $11,805                       $10,704
                       $11,825                       $10,735
                       $11,821                       $10,804
                       $11,958                       $10,875
                       $11,910                       $10,864
                       $11,793                       $10,822
                       $11,769                       $10,780
                       $11,894                       $10,967
                       $11,946                       $11,003
                       $11,979                       $10,954
                       $12,100                       $11,038
                       $11,894                       $10,843
                       $11,999                       $10,883
                       $11,922                       $10,812
                       $12,079                       $10,931
                       $12,144                       $10,930
                       $12,156                       $10,975
                       $12,333                       $11,094
                       $12,378                       $11,108
                       $12,245                       $11,118
                       $12,180                       $11,015
                       $11,967                       $10,839
                       $11,991                       $10,869
                       $11,886                       $10,726
                       $11,963                       $10,799
                       $12,164                       $10,844
                       $12,180                       $10,903
                       $12,297                       $10,920
                       $12,188                       $10,806
                       $12,144                       $10,744
                       $12,100                       $10,745
                       $12,402                       $10,956
                       $12,075                       $10,619
                       $12,120                       $10,627
                       $12,027                       $10,601
                       $11,809                       $10,425
                       $11,829                       $10,460
                       $12,067                       $10,617
                       $12,160                       $10,618
                       $12,100                       $10,546
                       $12,019                       $10,444
                       $12,112                       $10,486
                       $11,898                       $10,292
                       $11,914                       $10,292
                       $11,737                       $10,263
                       $11,817                       $10,324
                       $11,446                       $10,024
                       $11,467                       $ 9,987
                       $11,414                       $ 9,999
                       $11,426                       $10,040
                       $11,003                       $ 9,858
                       $10,955                       $ 9,868
                       $10,983                       $ 9,786
                       $11,156                       $ 9,957
                       $11,039                       $ 9,731
                       $11,176                       $ 9,799
                       $11,136                       $ 9,691
                       $11,088                       $ 9,604
                       $10,963                       $ 9,499
                       $11,229                       $ 9,739
                       $11,277                       $ 9,856
                       $11,229                       $ 9,859
                       $11,309                       $ 9,854
                       $11,370                       $ 9,987
                       $11,293                       $10,027
                       $10,967                       $ 9,796
                       $11,128                       $ 9,837
                       $10,967                       $ 9,654
                       $11,261                       $ 9,880
                       $11,475                       $10,045
                       $11,281                       $ 9,915
                       $11,160                       $ 9,860
                       $10,866                       $ 9,772
                       $11,104                       $10,053
                       $11,176                       $10,092
                       $11,003                       $ 9,912
                       $11,196                       $10,149
                       $11,188                       $10,222
                       $11,063                       $10,099
                       $11,160                       $10,073
                       $11,209                       $10,129
                       $11,160                       $10,171
                       $11,039                       $10,018
                       $10,955                       $ 9,926
                       $11,039                       $ 9,988
                       $11,039                       $10,014
                       $11,144                       $10,128
                       $10,910                       $ 9,929
                       $10,938                       $ 9,966
                       $11,067                       $10,048
                       $11,233                       $10,198
       8/31/08         $11,116                       $10,059

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CVY | Claymore/Zacks Yield Hog ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 20.94
Net Asset Value                                                         $ 20.93
Premium/Discount to NAV                                                    0.05%
Net Assets ($000)                                                       $51,287
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 9/21/06)                               One Year            Annualized
--------------------------------------------------------------------------------
Claymore/Zacks Yield Hog ETF
   NAV                                             -14.92%                -3.96%
   Market                                          -14.74%                -3.93%
--------------------------------------------------------------------------------
Zacks Yield Hog Index                              -13.94%                -2.65%
--------------------------------------------------------------------------------
S&P 500 Index                                      -11.14%                 0.30%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.05%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65%, while the Fund's annualized gross operating expense ratio was determined to be 0.89%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per Some expenses fall year. outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Financials                                                                 29.5%
Energy                                                                     18.9%
Utilities                                                                   8.3%
Materials                                                                   7.5%
Consumer Discretionary                                                      6.3%
Health Care                                                                 5.4%
Consumer Staples                                                            5.3%
Industrials                                                                 5.1%
Telecommunications                                                          2.5%
Information Technologies                                                    1.1%
--------------------------------------------------------------------------------
Common Stocks, Preferred Stocks, Master Limited
   Partnerships, Income Trusts and Royalty Trusts                          89.9%
Closed End Funds                                                            9.7%
--------------------------------------------------------------------------------
Total Investments                                                          99.6%
Other Assets in excess of Liabilities                                       0.4%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % of Total
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Permian Basin Royalty Trust                                                 1.3%
PNC Financial Services Group, Inc.                                          1.2%
Terra Nitrogen Co. LP                                                       1.2%
People's United Financial, Inc.                                             1.2%
BP Prudhoe Bay Royalty Trust                                                1.2%
GlaxoSmithKline PLC, ADR                                                    1.2%
PG&E Corp.                                                                  1.2%
Deutsche Bank Contingent Capital Trust III, 7.60%, 02/20/18                 1.1%
Enerplus Resources Fund                                                     1.1%
Provident Energy Trust                                                      1.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Distributions to Shareholders
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     $0.32                $0.37                 $0.36                $0.34
--------------------------------------------------------------------------------
    Sept 07               Dec 07                Mar 08              Jun 08

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Claymore/Zacks
                     Yield Hog ETF               S&P 500 Index
  9/21/06               $10,000                     $10,000
                        $ 9,916                     $ 9,924
                        $ 9,956                     $10,011
                        $10,016                     $10,087
                        $10,060                     $10,090
                        $10,072                     $10,110
                        $10,040                     $10,085
                        $10,020                     $10,051
                        $ 9,984                     $10,072
                        $10,072                     $10,196
                        $10,116                     $10,222
                        $10,084                     $10,194
                        $10,128                     $10,202
                        $10,136                     $10,224
                        $10,116                     $10,198
                        $10,216                     $10,296
                        $10,268                     $10,317
                        $10,317                     $10,343
                        $10,296                     $10,305
                        $10,308                     $10,321
                        $10,317                     $10,328
                        $10,288                     $10,341
                        $10,317                     $10,405
                        $10,345                     $10,407
                        $10,413                     $10,444
                        $10,461                     $10,496
                        $10,425                     $10,409
                        $10,417                     $10,414
                        $10,425                     $10,414
                        $10,284                     $10,339
                        $10,264                     $10,338
                        $10,296                     $10,315
                        $10,401                     $10,433
                        $10,377                     $10,456
                        $10,393                     $10,481
                        $10,381                     $10,427
                        $10,353                     $10,446
                        $10,361                     $10,475
                        $10,417                     $10,543
                        $10,481                     $10,571
                        $10,497                     $10,595
                        $10,489                     $10,606
                        $10,505                     $10,601
                        $10,549                     $10,619
                        $10,557                     $10,645
                        $10,581                     $10,607
                        $10,441                     $10,463
                        $10,485                     $10,502
                        $10,593                     $10,603
                        $10,625                     $10,612
                        $10,621                     $10,582
                        $10,689                     $10,676
                        $10,729                     $10,719
                        $10,721                     $10,708
                        $10,705                     $10,666
                        $10,697                     $10,685
                        $10,713                     $10,710
                        $10,693                     $10,699
                        $10,713                     $10,713
                        $10,793                     $10,807
                        $10,793                     $10,819
                        $10,741                     $10,785
                        $10,753                     $10,808
                        $10,757                     $10,793
                        $10,713                     $10,756
                        $10,549                     $10,700
                        $10,593                     $10,747
                        $10,661                     $10,825
                        $10,786                     $10,809
                        $10,737                     $10,761
                        $10,737                     $10,750
                        $10,697                     $10,763
                        $10,599                     $10,697
                        $10,624                     $10,725
                        $10,624                     $10,719
                        $10,628                     $10,741
                        $10,689                     $10,809
                        $10,733                     $10,862
                        $10,729                     $10,871
                        $10,733                     $10,862
                        $10,701                     $10,830
                        $10,745                     $10,861
                        $10,721                     $10,804
                        $10,774                     $10,843
                        $10,847                     $10,935
                        $10,770                     $10,812
                        $10,790                     $10,799
                        $10,794                     $10,788
                        $10,851                     $10,851
                        $10,920                     $10,923
                        $11,001                     $10,985
                        $11,013                     $11,003
                        $11,009                     $10,994
                        $11,042                     $11,001
                        $11,058                     $11,021
                        $10,981                     $11,008
                        $10,924                     $10,931
                        $10,900                     $10,896
                        $11,005                     $10,981
                        $11,062                     $11,067
                        $11,074                     $11,080
                        $11,082                     $11,070
                        $11,111                     $11,102
                        $11,078                     $11,087
                        $11,082                     $11,080
                        $11,062                     $11,042
                        $11,087                     $11,029
                        $10,778                     $10,647
                        $10,859                     $10,710
                        $10,814                     $10,682
                        $10,680                     $10,560
                        $10,538                     $10,461
                        $10,640                     $10,624
                        $10,615                     $10,601
                        $10,697                     $10,677
                        $10,725                     $10,684
                        $10,741                     $10,713
                        $10,538                     $10,498
                        $10,587                     $10,569
                        $10,680                     $10,608
                        $10,640                     $10,568
                        $10,737                     $10,683
                        $10,819                     $10,751
                        $10,981                     $10,935
                        $10,985                     $10,931
                        $10,993                     $10,943
                        $10,863                     $10,953
                        $10,810                     $10,886
                        $10,762                     $10,801
                        $10,802                     $10,842
                        $10,904                     $10,830
                        $10,933                     $10,858
                        $11,007                     $10,961
                        $10,998                     $10,973
                        $11,023                     $11,010
                        $11,031                     $11,016
                        $11,076                     $11,045
                        $11,031                     $10,974
                        $11,072                     $11,042
                        $11,118                     $11,081
                        $11,241                     $11,200
                        $11,261                     $11,223
                        $11,290                     $11,231
                        $11,266                     $11,217
                        $11,348                     $11,322
                        $11,331                     $11,296
                        $11,323                     $11,292
                        $11,409                     $11,407
                        $11,405                     $11,399
                        $11,405                     $11,398
                        $11,307                     $11,309
                        $11,323                     $11,339
                        $11,385                     $11,414
                        $11,438                     $11,467
                        $11,463                     $11,492
                        $11,500                     $11,521
                        $11,487                     $11,509
                        $11,541                     $11,549
                        $11,409                     $11,390
                        $11,504                     $11,501
                        $11,487                     $11,481
                        $11,467                     $11,467
                        $11,512                     $11,569
                        $11,508                     $11,560
                        $11,541                     $11,636
                        $11,590                     $11,654
                        $11,615                     $11,647
                        $11,598                     $11,633
                        $11,442                     $11,521
                        $11,512                     $11,584
                        $11,561                     $11,604
                        $11,648                     $11,701
                        $11,652                     $11,704
                        $11,738                     $11,748
                        $11,730                     $11,770
                        $11,664                     $11,707
                        $11,549                     $11,606
                        $11,323                     $11,403
                        $11,430                     $11,533
                        $11,434                     $11,544
                        $11,290                     $11,421
                        $11,426                     $11,597
                        $11,467                     $11,654
                        $11,570                     $11,730
                        $11,561                     $11,715
                        $11,578                     $11,736
                        $11,450                     $11,576
                        $11,500                     $11,651
                        $11,401                     $11,500
                        $11,245                     $11,463
                        $11,224                     $11,427
                        $11,286                     $11,532
                        $11,311                     $11,527
                        $11,436                     $11,509
                        $11,582                     $11,633
                        $11,615                     $11,677
                        $11,607                     $11,681
                        $11,648                     $11,723
                        $11,640                     $11,734
                        $11,486                     $11,567
                        $11,499                     $11,635
                        $11,636                     $11,857
                        $11,669                     $11,894
                        $11,602                     $11,871
                        $11,615                     $11,870
                        $11,553                     $11,846
                        $11,598                     $11,900
                        $11,461                     $11,754
                        $11,453                     $11,812
                        $11,199                     $11,578
                        $11,212                     $11,632
                        $10,979                     $11,360
                        $10,846                     $11,180
                        $10,900                     $11,295
                        $10,825                     $11,153
                        $10,792                     $11,234
                        $10,829                     $11,286
                        $10,501                     $10,986
                        $10,663                     $11,252
                        $10,771                     $11,322
                        $10,921                     $11,485
                        $10,630                     $11,146
                        $10,596                     $11,151
                        $10,609                     $11,147
                        $10,372                     $10,946
                        $10,202                     $10,796
                        $10,301                     $10,832
                        $10,601                     $11,098
                        $10,605                     $11,095
                        $10,659                     $11,107
                        $10,804                     $11,238
                        $10,792                     $11,226
                        $10,883                     $11,357
                        $10,784                     $11,260
                        $10,538                     $10,996
                        $10,763                     $11,240
                        $10,717                     $11,194
                        $10,867                     $11,320
                        $10,962                     $11,438
                        $10,804                     $11,312
                        $10,796                     $11,362
                        $10,642                     $11,170
                        $10,572                     $11,156
                        $10,671                     $11,308
                        $10,680                     $11,312
                        $10,754                     $11,408
                        $10,779                     $11,410
                        $10,725                     $11,352
                        $11,020                     $11,684
                        $11,083                     $11,755
                        $10,942                     $11,679
                        $10,975                     $11,732
                        $10,817                     $11,671
                        $10,759                     $11,667
                        $10,792                     $11,732
                        $10,825                     $11,779
                        $10,912                     $11,743
                        $11,077                     $11,899
                        $11,144                     $11,896
                        $11,106                     $11,844
                        $11,161                     $11,870
                        $11,291                     $11,986
                        $11,211                     $11,948
                        $11,262                     $12,045
                        $11,228                     $12,025
                        $11,199                     $11,964
                        $11,194                     $12,021
                        $11,068                     $11,920
                        $10,925                     $11,842
                        $10,925                     $11,864
                        $10,912                     $11,855
                        $10,689                     $11,551
                        $10,731                     $11,596
                        $10,786                     $11,698
                        $10,752                     $11,669
                        $10,744                     $11,658
                        $10,870                     $11,819
                        $10,879                     $11,864
                        $10,858                     $11,788
                        $10,971                     $11,930
                        $10,685                     $11,618
                        $10,622                     $11,627
                        $10,546                     $11,571
                        $10,647                     $11,710
                        $10,365                     $11,372
                        $10,428                     $11,366
                        $10,348                     $11,204
                        $10,281                     $11,092
                        $10,542                     $11,419
                        $10,462                     $11,341
                        $10,298                     $11,192
                        $10,273                     $11,251
                        $10,083                     $11,054
                        $10,062                     $11,105
                        $ 9,949                     $10,928
                        $10,125                     $11,114
                        $ 9,873                     $10,856
                        $ 9,966                     $11,019
                        $10,239                     $11,337
                        $10,159                     $11,343
                        $10,298                     $11,431
                        $10,273                     $11,364
                        $10,138                     $11,290
                        $10,210                     $11,467
                        $10,399                     $11,641
                        $10,386                     $11,620
                        $10,508                     $11,708
                        $10,176                     $11,412
                        $10,159                     $11,483
                        $10,071                     $11,497
                        $ 9,902                     $11,340
                        $ 9,780                     $11,170
                        $ 9,852                     $11,240
                        $ 9,843                     $11,225
                        $ 9,806                     $11,283
                        $ 9,991                     $11,473
                        $10,130                     $11,566
                        $ 9,995                     $11,575
                        $ 9,856                     $11,413
                        $ 9,818                     $11,430
                        $ 9,977                     $11,352
                        $ 9,909                     $11,190
                        $ 9,840                     $11,190
                        $ 9,584                     $10,916
                        $ 9,614                     $10,951
                        $ 9,396                     $10,753
                        $ 9,455                     $10,901
                        $ 9,579                     $10,988
                        $ 9,554                     $10,839
                        $ 9,605                     $10,957
                        $ 9,417                     $10,684
                        $ 9,434                     $10,625
                        $ 9,178                     $10,316
                        $ 9,092                     $10,254
                        $ 9,169                     $10,141
                        $ 9,609                     $10,358
                        $ 9,691                     $10,463
                        $ 9,605                     $10,297
                        $ 9,866                     $10,478
                        $ 9,973                     $10,543
                        $ 9,913                     $10,493
                        $10,131                     $10,671
                        $10,289                     $10,802
                        $10,148                     $10,689
                        $ 9,870                     $10,348
                        $ 9,793                     $10,273
                        $ 9,887                     $10,357
                        $ 9,815                     $10,313
                        $ 9,785                     $10,374
                        $ 9,832                     $10,450
                        $ 9,904                     $10,596
                        $ 9,746                     $10,455
                        $ 9,746                     $10,464
                        $ 9,733                     $10,455
                        $ 9,840                     $10,543
                        $ 9,686                     $10,411
                        $ 9,789                     $10,494
                        $ 9,977                     $10,639
                        $10,062                     $10,713
                        $10,003                     $10,706
                        $ 9,857                     $10,611
                        $ 9,618                     $10,324
                        $ 9,592                     $10,330
                        $ 9,524                     $10,294
                        $ 9,524                     $10,354
                        $ 9,272                     $10,127
                        $ 9,272                     $10,042
                        $ 9,118                     $ 9,887
                        $ 9,464                     $10,255
                        $ 9,421                     $10,165
                        $ 9,477                     $10,218
                        $ 9,280                     $10,006
                        $ 9,131                     $ 9,918
                        $ 9,473                     $10,339
                        $ 9,297                     $10,088
                        $ 9,541                     $10,329
                        $ 9,699                     $10,487
                        $ 9,596                     $10,512
                        $ 9,524                     $10,420
                        $ 9,434                     $10,303
                        $ 9,302                     $10,221
                        $ 9,483                     $10,280
                        $ 9,809                     $10,649
                        $ 9,839                     $10,630
                        $ 9,878                     $10,644
                        $ 9,852                     $10,653
                        $ 9,874                     $10,669
                        $ 9,800                     $10,619
                        $ 9,665                     $10,534
                        $ 9,700                     $10,581
                        $ 9,535                     $10,366
                        $ 9,478                     $10,331
                        $ 9,565                     $10,379
                        $ 9,800                     $10,616
                        $ 9,826                     $10,623
                        $ 9,935                     $10,815
                        $ 9,861                     $10,799
                        $ 9,770                     $10,704
                        $ 9,791                     $10,735
                        $ 9,922                     $10,804
                        $ 9,987                     $10,874
                        $10,030                     $10,863
                        $ 9,996                     $10,822
                        $ 9,956                     $10,780
                        $10,126                     $10,967
                        $10,122                     $11,003
                        $10,087                     $10,954
                        $10,174                     $11,038
                        $10,026                     $10,843
                        $10,004                     $10,883
                        $10,017                     $10,812
                        $10,143                     $10,931
                        $10,126                     $10,930
                        $10,169                     $10,975
                        $10,230                     $11,094
                        $10,209                     $11,108
                        $10,213                     $11,118
                        $10,156                     $11,015
                        $10,061                     $10,839
                        $10,109                     $10,869
                        $10,000                     $10,726
                        $10,052                     $10,799
                        $10,056                     $10,844
                        $10,122                     $10,903
                        $10,100                     $10,920
                        $10,013                     $10,806
                        $ 9,956                     $10,744
                        $ 9,930                     $10,745
                        $10,087                     $10,956
                        $ 9,852                     $10,618
                        $ 9,765                     $10,627
                        $ 9,709                     $10,601
                        $ 9,561                     $10,425
                        $ 9,548                     $10,459
                        $ 9,626                     $10,617
                        $ 9,670                     $10,618
                        $ 9,613                     $10,546
                        $ 9,505                     $10,444
                        $ 9,505                     $10,486
                        $ 9,378                     $10,292
                        $ 9,335                     $10,292
                        $ 9,157                     $10,263
                        $ 9,226                     $10,324
                        $ 9,031                     $10,024
                        $ 8,970                     $ 9,987
                        $ 9,082                     $ 9,999
                        $ 9,108                     $10,040
                        $ 8,962                     $ 9,858
                        $ 8,887                     $ 9,868
                        $ 8,750                     $ 9,786
                        $ 8,940                     $ 9,957
                        $ 8,790                     $ 9,731
                        $ 8,830                     $ 9,799
                        $ 8,750                     $ 9,691
                        $ 8,582                     $ 9,604
                        $ 8,446                     $ 9,499
                        $ 8,666                     $ 9,739
                        $ 8,834                     $ 9,856
                        $ 8,865                     $ 9,859
                        $ 8,940                     $ 9,854
                        $ 9,068                     $ 9,987
                        $ 9,139                     $10,027
                        $ 8,874                     $ 9,796
                        $ 8,870                     $ 9,837
                        $ 8,772                     $ 9,654
                        $ 8,980                     $ 9,880
                        $ 9,099                     $10,045
                        $ 9,020                     $ 9,915
                        $ 9,020                     $ 9,860
                        $ 8,918                     $ 9,772
                        $ 9,112                     $10,053
                        $ 9,166                     $10,092
                        $ 8,989                     $ 9,912
                        $ 9,166                     $10,149
                        $ 9,289                     $10,221
                        $ 9,174                     $10,099
                        $ 9,143                     $10,073
                        $ 9,210                     $10,129
                        $ 9,223                     $10,171
                        $ 9,121                     $10,018
                        $ 9,011                     $ 9,926
                        $ 9,042                     $ 9,988
                        $ 9,024                     $10,014
                        $ 9,121                     $10,128
                        $ 8,998                     $ 9,929
                        $ 9,037                     $ 9,966
                        $ 9,135                     $10,047
                        $ 9,294                     $10,198
                        $ 9,245                     $10,059
  8/31/08               $ 9,245                     $10,059

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2008 | 29

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

Historical Premium/Discount Data

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

EEB | Claymore/BNY BRIC ETF*

                                   Number of                          Percentage
Premium/Discount Range          Trading Days               of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                          1                               0.20%
Between 1.5% and 2.0%                      0                               0.00%
Between 1.0% and 1.5%                      3                               0.61%
Between 0.5% and 1.0%                      8                               1.64%
Between -0.5% and 0.5%                   470                              96.12%
Between -0.5% and -1.0%                    4                               0.82%
Between -1.0% and -1.5%                    2                               0.41%
Between -1.5% and -2.0%                    0                               0.00%
Less than -2.0%                            1                               0.20%
--------------------------------------------------------------------------------

CSD | Claymore/Clear Spin-Off ETF**

                                   Number of                          Percentage
Premium/Discount Range          Trading Days               of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                          1                               0.23%
Between 1.5% and 2.0%                      2                               0.47%
Between 1.0% and 1.5%                      1                               0.23%
Between 0.5% and 1.0%                      4                               0.93%
Between -0.5% and 0.5%                   417                              97.20%
Between -0.5% and -1.0%                    1                               0.23%
Between -1.0% and -1.5%                    0                               0.00%
Between -1.5% and -2.0%                    1                               0.24%
Less than -2.0%                            2                               0.47%
--------------------------------------------------------------------------------

XGC | Claymore/Great Companies Large-Cap Growth Index ETF***

                                   Number of                          Percentage
Premium/Discount Range          Trading Days               of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                          1                               0.28%
Between 1.5% and 2.0%                      0                               0.00%
Between 1.0% and 1.5%                      1                               0.28%
Between 0.5% and 1.0%                      8                               2.23%
Between -0.5% and 0.5%                   341                              95.25%
Between -0.5% and -1.0%                    3                               0.84%
Between -1.0% and -1.5%                    1                               0.28%
Between -1.5% and -2.0%                    1                               0.28%
Less than -2.0%                            2                               0.56%
--------------------------------------------------------------------------------

OTR | Claymore/Ocean Tomo Growth Index ETF***

                                   Number of                          Percentage
Premium/Discount Range          Trading Days               of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                          0                               0.00%
Between 1.5% and 2.0%                      0                               0.00%
Between 1.0% and 1.5%                      4                               1.12%
Between 0.5% and 1.0%                      7                               1.96%
Between -0.5% and 0.5%                   340                              94.96%
Between -0.5% and -1.0%                    5                               1.40%
Between -1.0% and -1.5%                    2                               0.56%
Between -1.5% and -2.0%                    0                               0.00%
Less than -2.0%                            0                               0.00%
--------------------------------------------------------------------------------

30 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF**

                                               Number of              Percentage
Premium/Discount Range                      Trading Days   of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                                      1                   0.23%
Between 1.0% and 1.5%                                  0                   0.00%
Between 0.5% and 1.0%                                  5                   1.17%
Between -0.5% and 0.5%                               421                  98.13%
Between -0.5% and -1.0%                                0                   0.00%
Between -1.0% and -1.5%                                2                   0.47%
Less than -2.0%                                        0                   0.00%
--------------------------------------------------------------------------------

DEF | Claymore/Sabrient Defender ETF**

                                               Number of              Percentage
Premium/Discount Range                      Trading Days   of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                                      0                   0.00%
Between 1.5% and 2.0%                                  0                   0.00%
Between 1.0% and 1.5%                                  1                   0.23%
Between 0.5% and 1.0%                                  6                   1.40%
Between -0.5% and 0.5%                               416                  96.97%
Between -0.5% and -1.0%                                3                   0.70%
Between -1.0% and -1.5%                                2                   0.47%
Between -1.5% and -2.0%                                0                   0.00%
Less than -2.0%                                        1                   0.23%
--------------------------------------------------------------------------------

NFO | Claymore/Sabrient Insider ETF*

                                               Number of              Percentage
Premium/Discount Range                      Trading Days   of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                                      0                   0.00%
Between 1.5% and 2.0%                                  0                   0.00%
Between 1.0% and 1.5%                                  2                   0.41%
Between 0.5% and 1.0%                                  4                   0.82%
Between -0.5% and 0.5%                               479                  97.96%
Between -0.5% and -1.0%                                3                   0.61%
Between -1.0% and -1.5%                                0                   0.00%
Between -1.5% and -2.0%                                0                   0.00%
Less than -2.0%                                        1                   0.20%
--------------------------------------------------------------------------------

STH | Claymore/Sabrient Stealth ETF*

                                               Number of              Percentage
Premium/Discount Range                      Trading Days   of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                                      1                   0.20%
Between 1.5% and 2.0%                                  1                   0.20%
Between 1.0% and 1.5%                                  3                   0.62%
Between 0.5% and 1.0%                                  4                   0.82%
Between -0.5% and 0.5%                               475                  97.14%
Between -0.5% and -1.0%                                3                   0.62%
Between -1.0% and -1.5%                                0                   0.00%
Between -1.5% and -2.0%                                1                   0.20%
Less than -2.0%                                        1                   0.20%
--------------------------------------------------------------------------------

CZA | Claymore/Zacks Mid-Cap Core ETF***

                                               Number of              Percentage
Premium/Discount Range                      Trading Days   of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                                      1                   0.28%
Between 1.5% and 2.0%                                  1                   0.28%
Between 1.0% and 1.5%                                  0                   0.00%
Between 0.5% and 1.0%                                  7                   1.96%
Between -0.5% and 0.5%                               345                  96.36%
Between -0.5% and -1.0%                                3                   0.84%
Between -1.0% and -1.5%                                0                   0.00%
Between -1.5% and -2.0%                                1                   0.28%
Less than -2.0%                                        0                   0.00%
--------------------------------------------------------------------------------

XRO | Claymore/Zacks Sector Rotation ETF*

                                               Number of              Percentage
Premium/Discount Range                      Trading Days   of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                                      0                   0.00%
Between 1.5% and 2.0%                                  0                   0.00%
Between 1.0% and 1.5%                                  1                   0.20%
Between 0.5% and 1.0%                                  4                   0.82%
Between -0.5% and 0.5%                               478                  97.76%
Between -0.5% and -1.0%                                4                   0.82%
Between -1.0% and -1.5%                                0                   0.00%
Between -1.5% and -2.0%                                1                   0.20%
Less than -2.0%                                        1                   0.20%
--------------------------------------------------------------------------------

CVY | Claymore/Zacks Yield Hog ETF*

                                               Number of              Percentage
Premium/Discount Range                      Trading Days   of Total Trading Days
--------------------------------------------------------------------------------
Greater than 2.0%                                      1                   0.20%
Between 1.5% and 2.0%                                  1                   0.20%
Between 1.0% and 1.5%                                  0                   0.00%
Between 0.5% and 1.0%                                  8                   1.64%
Between -0.5% and 0.5%                               475                  97.15%
Between -0.5% and -1.0%                                2                   0.41%
Between -1.0% and -1.5%                                0                   0.00%
Between -1.5% and -2.0%                                1                   0.20%
Less than -2.0%                                        1                   0.20%
--------------------------------------------------------------------------------

*     Commenced operations September 21, 2006.

**    Commenced operations December 15, 2006.

***   Commenced operations April 2, 2007.

                                            Annual Report | August 31, 2008 | 31

Claymore Exchange-Traded Fund Trust

Overview of Fund Expenses | As of August 31, 2008 (unaudited)

As a shareholder of Claymore/BNY BRIC ETF; Claymore/Clear Spin-Off ETF; Claymore/Great Companies Large-Cap Growth Index ETF; Claymore/Ocean Tomo Growth Index ETF; Claymore/Ocean Tomo Patent ETF; Claymore/Sabrient Defender ETF; Claymore/Sabrient Insider ETF; Claymore/Sabrient Stealth ETF; Claymore/Zacks Mid-Cap Core ETF; Claymore/Zacks Sector Rotation ETF; and Claymore/Zacks Yield Hog ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended August 31, 2008.

Actual  Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical  Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Annualized            Expenses
                                                       Beginning      Ending      Expense Ratio                Paid
                                                         Account     Account            for the              During
                                                           Value       Value   Six Months Ended           Period(1)
-------------------------------------------------------------------------------------------------------------------
                                                          3/1/08     8/31/08            8/31/08   3/01/08 - 8/31/08
-------------------------------------------------------------------------------------------------------------------
Claymore/BNY BRIC ETF(2)
   Actual                                              $1,000.00   $  859.37               0.62%              $2.90
   Hypothetical (5% annual return before expenses)      1,000.00    1,022.02               0.62%               3.15

Claymore/Clear Spin-Off ETF(2)
   Actual                                               1,000.00      943.21               0.65%               3.17
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.87               0.65%               3.30

Claymore/Great Companies Large-Cap Growth Index ETF(2)
   Actual                                               1,000.00      934.99               0.80%               3.89
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.11               0.80%               4.06

Claymore/Ocean Tomo Growth Index ETF(2)
   Actual                                               1,000.00    1,043.90               1.00%               5.14
   Hypothetical (5% annual return before expenses)      1,000.00    1,020.11               1.00%               5.08

Claymore/Ocean Tomo Patent ETF(2)
   Actual                                               1,000.00      999.62               0.65%               3.27
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.87               0.65%               3.30

Claymore/Sabrient Defender ETF(2)
   Actual                                               1,000.00    1,020.79               0.65%               3.30
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.87               0.65%               3.30

Claymore/Sabrient Insider ETF(2)
   Actual                                               1,000.00    1,010.17               0.65%               3.28
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.87               0.65%               3.30
-------------------------------------------------------------------------------------------------------------------

32 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Overview of Fund Expenses (unaudited) continued

                                                                                     Annualized            Expenses
                                                       Beginning      Ending      Expense Ratio                Paid
                                                         Account     Account            for the              During
                                                           Value       Value   Six Months Ended           Period(1)
-------------------------------------------------------------------------------------------------------------------
                                                          3/1/08     8/31/08            8/31/08   3/01/08 - 8/31/08
-------------------------------------------------------------------------------------------------------------------
Claymore/Sabrient Stealth ETF(2)
   Actual                                              $1,000.00   $1,021.80               0.65%              $3.30
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.87               0.65%               3.30

Claymore/Zacks Mid-Cap Core ETF(2)
   Actual                                               1,000.00    1,012.76               0.85%               4.30
   Hypothetical (5% annual return before expenses)      1,000.00    1,020.86               0.85%               4.32

Claymore/Zacks Sector Rotation ETF(2)
   Actual                                               1,000.00      983.95               0.65%               3.24
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.87               0.65%               3.30

Claymore/Zacks Yield Hog ETF(2)
   Actual                                               1,000.00      961.23               0.64%               3.16
   Hypothetical (5% annual return before expenses)      1,000.00    1,021.92               0.64%               3.25
-------------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six months ended August 31, 2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 184/366.

(2) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

                                            Annual Report | August 31, 2008 | 33

Claymore Exchange-Traded Fund Trust

Portfolio of Investments | August 31, 2008

EEB | Claymore/BNY BRIC ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 65.9%
             Consumer Discretionary - 2.0%
    33,547   AirMedia Group, Inc., ADR (China) (a)                 $    401,222
    92,018   Ctrip.com International Ltd., ADR (China)                4,626,665
   159,449   Focus Media Holding Ltd., ADR (China) (a)                5,217,171
    72,597   Gafisa SA, ADR (Brazil)                                  2,082,082
    30,720   Home Inns & Hotels Management, Inc., ADR
             (China) (a)                                                488,755
   151,035   Melco Crown Entertainment Ltd., ADR (China) (a)            996,831
    41,095   New Oriental Education & Technology Group, ADR
             (China) (a)                                              3,045,140
--------------------------------------------------------------------------------
                                                                     16,857,866
--------------------------------------------------------------------------------
             Consumer Staples - 0.9%
    86,880   China Nepstar Chain Drugstore Ltd., ADR (China)            417,024
   105,406   Perdigao SA, ADR (Brazil)                                5,309,300
    27,545   Wimm-Bill-Dann Foods OJSC, ADR (Russia) (a)              1,914,929
--------------------------------------------------------------------------------
                                                                      7,641,253
--------------------------------------------------------------------------------
             Energy - 19.4%
   217,795   China Petroleum & Chemical Corp., ADR (China)           21,189,275
   189,066   CNOOC Ltd., ADR (China)                                 29,448,920
   271,531   PetroChina Co. Ltd., ADR (China)                        35,081,805
 1,446,212   Petroleo Brasileiro SA, ADR (Brazil)                    76,273,221
   265,379   Yanzhou Coal Mining Co. Ltd., ADR (China)                4,591,057
--------------------------------------------------------------------------------
                                                                    166,584,278
--------------------------------------------------------------------------------
             Financials - 9.1%
   607,563   China Life Insurance Co. Ltd., ADR (China)              34,813,360
    70,284   E-House China Holdings Ltd., ADR (China) (a)               634,664
   112,463   HDFC Bank Ltd., ADR (India)                             10,176,777
   520,854   ICICI Bank Ltd., ADR (India)                            16,156,891
   139,305   Unibanco - Uniao de Bancos Brasileiros SA, GDR
             (Brazil)                                                16,655,306
--------------------------------------------------------------------------------
                                                                     78,436,998
--------------------------------------------------------------------------------
             Health Care - 0.9%
    33,877   China Medical Technologies, Inc., ADR (China)            1,556,309
   152,132   Dr. Reddy's Laboratories Ltd., ADR (India)               2,078,123
    79,617   Mindray Medical International Ltd., ADR (China)          3,096,305
    71,833   WuXi PharmaTech Cayman, Inc., ADR (China) (a)            1,272,163
--------------------------------------------------------------------------------
                                                                      8,002,900
--------------------------------------------------------------------------------
             Industrials - 2.5%
    26,011   China Eastern Airlines Corp., Ltd., ADR (China) (a)        543,630
    37,105   China Southern Airlines Co. Ltd., ADR (China) (a)          588,114
   163,301   Empresa Brasileira de Aeronautica SA, ADR (Brazil)       5,544,069
    42,194   Guangshen Railway Co. Ltd., ADR (China)                    945,146
   196,910   JA Solar Holdings Co. Ltd., ADR (China) (a)              3,510,905
   126,420   Suntech Power Holdings Co. Ltd., ADR (China) (a)         6,044,140
   287,675   Tata Motors Ltd., ADR (India)                            2,836,475

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
    84,555   Yingli Green Energy Holding Co. Ltd., ADR
             (China) (a)                                           $  1,522,836
--------------------------------------------------------------------------------
                                                                     21,535,315
--------------------------------------------------------------------------------
             Information Technology - 6.5%
    17,768   Baidu.com, ADR (China) (a)                               5,574,177
    50,987   China Digital TV Holding Co. Ltd., ADR (China) (a)         476,219
   157,124   Giant Interactive Group, Inc., ADR (China) (a)           1,439,256
   576,350   Infosys Technologies Ltd., ADR (India)                  23,791,728
    40,762   LDK Solar Co. Ltd., ADR (China) (a)                      2,089,460
    32,871   Longtop Financial Technologies Ltd., ADR
             (China) (a)                                                600,882
    82,996   Netease.com, ADR (China) (a)                             2,167,026
    63,308   O2Micro International Ltd., ADR (China) (a)                335,532
    53,434   Patni Computer Systems Ltd., ADR (India)                   579,759
    33,626   Perfect World Co. Ltd., ADR (China) (a)                    844,013
   397,521   Satyam Computer Services Ltd., ADR (India)               8,848,817
   445,802   Semiconductor Manufacturing International Corp., ADR
             (China) (a)                                              1,056,551
    66,829   Shanda Interactive Entertainment Ltd., ADR
             (China) (a)                                              1,770,300
    22,382   The9 Ltd., ADR (China) (a)                                 409,591
    31,665   Trina Solar Ltd., ADR (China) (a)                        1,035,445
   358,099   Wipro Ltd., ADR (India)                                  4,146,786
    32,206   WNS Holdings Ltd., ADR (India) (a)                         437,679
--------------------------------------------------------------------------------
                                                                     55,603,221
--------------------------------------------------------------------------------
             Materials - 8.8%
   210,099   Aluminum Corp. of China Ltd., ADR (China)                4,643,188
   509,599   Cia Siderurgica Nacional SA, ADR (Brazil)               17,688,182
 1,582,851   Cia Vale do Rio Doce, ADR (Brazil)                      42,024,694
   185,777   Mechel, ADR (Russia)                                     5,079,143
    31,773   Sinopec Shanghai Petrochemical Co. Ltd., ADR (China)       994,495
   374,783   Sterlite Industries India Ltd., ADR (India)              5,329,414
--------------------------------------------------------------------------------
                                                                     75,759,116
--------------------------------------------------------------------------------
             Telecommunication Services - 14.7%
 1,073,040   China Mobile Ltd., ADR (China)                          60,862,829
   131,599   China Netcom Group Corp. Hong Kong Ltd., ADR (China)     6,286,484
   181,576   China Telecom Corp. Ltd., ADR (China)                    9,265,823
   863,621   China Unicom Ltd., ADR (China)                          13,714,302
   126,500   Hutchison Telecommunications International Ltd., ADR
             (China) (a)                                              2,355,430
   124,984   Mahanagar Telephone Nigam, ADR (India)                     582,425
   243,369   Mobile Telesystems OJSC, ADR (Russia)                   16,549,092
    82,738   Rostelecom, ADR (Russia)                                 5,688,238
    37,032   Tata Communications Ltd., ADR (India)                      689,166
   419,577   Vimpel-Communications, ADR (Russia)                     10,082,435
--------------------------------------------------------------------------------
                                                                    126,076,224
--------------------------------------------------------------------------------

See notes to financial statements.

34 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Utilities - 1.1%
    73,429   Cia de Saneamento Basico do Estado de Sao Paulo,
             ADR (Brazil)                                          $  3,289,619
    46,469   CPFL Energia SA, ADR (Brazil)                            2,923,365
   102,330   Huaneng Power International, Inc., ADR (China)           3,069,900
--------------------------------------------------------------------------------
                                                                      9,282,884
--------------------------------------------------------------------------------
             Total Common Stocks - 65.9%
             (Cost $734,205,014)                                    565,780,055
--------------------------------------------------------------------------------
             Preferred Stocks - 34.0%
             Consumer Discretionary - 0.9%
   287,228   NET Servicos de Comunicacao SA, Preference
             Shares, ADR (Brazil)                                     3,308,867
   127,284   Ultrapar Participacoes SA, Preference Shares, ADR
             (Brazil)                                                 4,519,855
--------------------------------------------------------------------------------
                                                                      7,828,722
--------------------------------------------------------------------------------
             Consumer Staples - 2.3%
    77,482   Cia Brasileira de Distribuicao Grupo Pao de
             Acucar, Preference Shares, ADR (Brazil)                  3,228,675
   202,827   Cia de Bebidas das Americas, Preference Shares, ADR
             (Brazil)                                                12,552,963
   195,027   Sadia SA, Preference Shares, ADR (Brazil)                3,888,838
--------------------------------------------------------------------------------
                                                                     19,670,476
--------------------------------------------------------------------------------
             Energy - 10.0%
 1,992,935   Petroleo Brasileiro SA, Preference Shares, ADR
             (Brazil)                                                85,636,417
--------------------------------------------------------------------------------
             Financials - 7.5%
 1,960,493   Banco Bradesco SA, Preference Shares, ADR (Brazil)      36,092,676
 1,498,070   Banco Itau Holding Financeira SA, Preference
             Shares, ADR (Brazil)                                    28,463,330
--------------------------------------------------------------------------------
                                                                     64,556,006
--------------------------------------------------------------------------------
             Industrials - 0.3%
    78,853   Gol Linhas Aereas Inteligentes SA, Preference
             Shares, ADR (Brazil)                                       701,792
    91,831   Tam SA, Preference Shares, ADR (Brazil)                  1,787,031
--------------------------------------------------------------------------------
                                                                      2,488,823
--------------------------------------------------------------------------------
             Materials - 9.6%
    65,495   Aracruz Celulose SA, Preference Shares, ADR (Brazil)     3,621,219
   110,321   Braskem SA, Preference Shares, ADR (Brazil)              1,611,790
 2,470,336   Cia Vale do Rio Doce, Preference Shares, ADR (Brazil)   58,719,887
   857,889   Gerdau SA, Preference Shares, ADR (Brazil)              16,051,103
   123,977   Votorantim Celulose e Papel SA, Preference
             Shares, ADR (Brazil)                                     2,618,394
--------------------------------------------------------------------------------
                                                                     82,622,393
--------------------------------------------------------------------------------
             Telecommunication Services - 2.2%
    56,430   Brasil Telecom Participacoes SA, Preference
             Shares, ADR (Brazil)                                     3,698,422
    76,966   Brasil Telecom SA, Preference Shares, ADR (Brazil)       2,395,951
   339,008   Tele Norte Leste Participacoes SA, Preference
             Shares, ADR (Brazil)                                     7,871,766
    77,352   Tim Participacoes SA, Preference Shares, ADR (Brazil)    1,740,420
   669,460   Vivo Participacoes SA, Preference Shares, ADR (Brazil)   3,501,276
--------------------------------------------------------------------------------
                                                                     19,207,835
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Utilities - 1.2%
   366,685   Cia Energetica de Minas Gerais, Preference
             Shares, ADR (Brazil)                                  $  7,913,062
   138,942   Cia Paranaense de Energia, Preference Shares, ADR
             (Brazil)                                                 2,388,413
--------------------------------------------------------------------------------
                                                                     10,301,475
--------------------------------------------------------------------------------
             Total Preferred Stocks - 34.0%
             (Cost $325,774,215)                                    292,312,147
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost $1,059,979,229)                                  858,092,202
             Other Assets in excess of Liabilities - 0.1%             1,187,624
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $859,279,826
================================================================================

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

OJSC - Open Joint Stock Company

SA - Corporation

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 35

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CSD | Claymore/Clear Spin-Off ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stock - 98.6%
             Consumer Discretionary - 16.0%
    15,126   Hanesbrands, Inc. (a)                                 $    360,604
    31,890   Sally Beauty Holdings, Inc. (a)                            272,341
    25,399   Time Warner Cable, Inc. - Class A (a)                      679,423
    11,398   WABCO Holdings, Inc.                                       499,232
    30,824   Wyndham Worldwide Corp.                                    594,287
    13,211   Xinhua Finance Media Ltd. ADR (a) (Cayman Islands)          31,046
--------------------------------------------------------------------------------
                                                                      2,436,933
--------------------------------------------------------------------------------
             Consumer Staples - 4.9%
    23,529   Kraft Foods, Inc. - Class A                                741,399
--------------------------------------------------------------------------------
             Energy - 12.4%
    10,822   Atlas Energy Resources LLC                                 379,527
    13,186   Patriot Coal Corp. (a)                                     790,632
    27,355   Spectra Energy Corp.                                       723,813
--------------------------------------------------------------------------------
                                                                      1,893,972
--------------------------------------------------------------------------------
             Financials - 9.1%
    48,358   Discover Financial Services                                795,489
    19,770   MF Global Ltd. (a) (Bermuda)                               145,705
    12,106   MSCI, Inc. - Class A (a)                                   361,364
     4,109   OneBeacon Insurance Group Ltd. (Bermuda)                    87,933
--------------------------------------------------------------------------------
                                                                      1,390,491
--------------------------------------------------------------------------------
             Health Care - 10.9%
    27,361   APP Pharmaceuticals, Inc. (a)                              647,635
     9,600   Assisted Living Concepts, Inc. - Class A (a)                67,968
    15,342   Covidien Ltd. (Bermuda)                                    829,542
     5,111   PharMerica Corp. (a)                                       120,977
--------------------------------------------------------------------------------
                                                                      1,666,122
--------------------------------------------------------------------------------
             Industrials - 9.1%
    17,522   Avis Budget Group, Inc. (a)                                133,518
    55,763   Hertz Global Holdings, Inc. (a)                            530,306
    20,446   KBR, Inc.                                                  501,949
    20,391   Mueller Water Products, Inc. - Class A                     221,650
       857   Universal Power Group, Inc. (a)                              2,982
--------------------------------------------------------------------------------
                                                                      1,390,405
--------------------------------------------------------------------------------
             Information Technology - 27.5%
    23,912   Broadridge Financial Solutions, Inc.                       477,523
    18,813   Fidelity National Information Services, Inc.               411,064
     4,399   Harris Stratex Networks, Inc. - Class A (a)                 41,175
    20,241   Metavante Technologies, Inc. (a)                           478,497
    60,755   Qimonda AG ADR (Germany) (a)                               122,117
    29,555   Teradata Corp. (a)                                         726,166
    19,192   Tyco Electronics Ltd. (Bermuda)                            631,609
    11,166   VMware, Inc. - Class A (a)                                 443,290

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
    31,001   Western Union Co. (The)                               $    856,248
--------------------------------------------------------------------------------
                                                                      4,187,689
--------------------------------------------------------------------------------
             Materials - 4.2%
    10,446   Allied Nevada Gold Corp. (a)                                61,005
    88,694   Domtar Corp. (a)                                           506,443
     3,439   Zep, Inc.                                                   67,370
--------------------------------------------------------------------------------
                                                                        634,818
--------------------------------------------------------------------------------
             Telecommunication Services - 4.5%
    55,059   Windstream Corp.                                           683,833
--------------------------------------------------------------------------------
             Total Common Stock - 98.6%
             (Cost - $17,869,903)                                    15,025,662
--------------------------------------------------------------------------------
             Master Limited Partnerships - 1.3%
             Energy - 1.3%
     5,754   Encore Energy Partners LP                                  141,836
     3,709   Constellation Energy Partners LLC
             (Cost - $230,660)                                           51,407
--------------------------------------------------------------------------------
                                                                        193,243
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost - $18,100,563)                                    15,218,905
             Other Assets in excess of Liabilities - 0.1%                13,249
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $ 15,232,154
================================================================================

ADR - American Depositary Receipt

LP - Limited Partnership

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

36 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 99.9%
             Consumer Discretionary - 23.8%
     2,529   Bed Bath & Beyond, Inc. (a)                           $     77,539
     3,535   Best Buy Co., Inc.                                         158,262
     4,243   Coach, Inc. (a)                                            123,005
     4,515   H&R Block, Inc.                                            115,313
     2,225   Harley-Davidson, Inc.                                       88,510
     2,374   Home Depot, Inc.                                            64,383
     1,774   Kohl's Corp. (a)                                            87,227
     4,021   Lowe's Cos., Inc.                                           99,077
     8,116   Staples, Inc.                                              196,407
     8,194   Starbucks Corp. (a)                                        127,499
     8,479   Time Warner, Inc.                                          138,801
     5,040   TJX Cos., Inc.                                             182,650
--------------------------------------------------------------------------------
                                                                      1,458,673
--------------------------------------------------------------------------------
             Energy - 8.3%
     1,180   National Oilwell Varco, Inc. (a)                            87,001
     1,633   Noble Corp. (Cayman Islands)                                82,124
     4,898   Petro-Canada (Canada)                                      216,198
       966   Transocean, Inc. (Cayman Islands)                          122,875
--------------------------------------------------------------------------------
                                                                        508,198
--------------------------------------------------------------------------------
             Financials - 22.6%
     4,039   Aflac, Inc.                                                229,011
     2,651   Allstate Corp. (The)                                       119,640
     2,324   American International Group, Inc.                          49,943
     4,455   Bank of America Corp.                                      138,729
     1,650   Capital One Financial Corp.                                 72,831
     2,350   Citigroup, Inc.                                             44,626
       647   Goldman Sachs Group, Inc. (The)                            106,089
     3,913   Lehman Brothers Holdings, Inc.                              62,960
     2,376   Manulife Financial Corp. (Canada)                           85,037
     1,012   MBIA, Inc.                                                  16,415
     1,737   Merrill Lynch & Co., Inc.                                   49,244
     3,117   Morgan Stanley                                             127,267
     3,509   Sun Life Financial, Inc. (Canada)                          134,640
     4,631   US Bancorp                                                 147,544
--------------------------------------------------------------------------------
                                                                      1,383,976
--------------------------------------------------------------------------------
             Health Care - 7.8%
     2,619   Coventry Health Care, Inc. (a)                              91,717
     3,459   Forest Laboratories, Inc. (a)                              123,452
     3,707   UnitedHealth Group, Inc.                                   112,878
     2,888   WellPoint, Inc. (a)                                        152,457
--------------------------------------------------------------------------------
                                                                        480,504
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Industrials - 6.7%
     3,284   Danaher Corp.                                         $    267,876
     2,171   United Technologies Corp.                                  142,396
--------------------------------------------------------------------------------
                                                                        410,272
--------------------------------------------------------------------------------
             Information Technology - 25.0%
     5,512   ASML Holding NV (Netherlands)                              130,359
     5,870   Cisco Systems, Inc. (a)                                    141,173
     3,530   Cognizant Technology Solutions Corp. - Class A (a)         103,500
     4,628   Dell, Inc. (a)                                             100,566
     5,418   eBay, Inc. (a)                                             135,071
     2,474   Fiserv, Inc. (a)                                           128,302
     3,297   Microsoft Corp.                                             89,975
     8,242   Oracle Corp. (a)                                           180,747
     2,897   Paychex, Inc.                                               98,730
     3,432   Research In Motion Ltd. (Canada) (a)                       417,331
--------------------------------------------------------------------------------
                                                                      1,525,754
--------------------------------------------------------------------------------
             Materials - 5.7%
     1,772   BHP Billiton Ltd. - ADR (Australia)                        124,944
     4,308   Nucor Corp.                                                226,170
--------------------------------------------------------------------------------
                                                                        351,114
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost $7,301,608)                                        6,118,491
             Other Assets in excess of Liabilities - 0.1%                 7,500
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $  6,125,991
================================================================================

ADR - American Depositary Receipt

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

Post August 31, 2008, several companies within the financials sector, including some held within the portfolio, experienced significant financial turmoil; one company filed for bankruptcy, another received significant financial infusion as part of a U.S. government sponsored bailout package, while others underwent corporate restructurings or mergers to prevent further financial hardship. The result was significant reductions of market valuations not only of the impacted securities but of the financials sector in general.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 37

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

OTR | Claymore/Ocean Tomo Growth Index ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stock - 99.9%
             Consumer Discretionary - 3.6%
       725   Amazon.com, Inc. (a)                                  $     58,587
       375   Garmin, Ltd. (Cayman Islands)                               13,035
       564   International Game Technology                               12,087
        66   priceline.com, Inc. (a)                                      6,137
       138   Tempur-Pedic International, Inc.                             1,561
--------------------------------------------------------------------------------
                                                                         91,407
--------------------------------------------------------------------------------
             Consumer Staples - 2.6%
       756   Avon Products, Inc.                                         32,379
       665   Campbell Soup Co.                                           24,479
        99   Energizer Holdings, Inc. (a)                                 8,409
        46   Jones Soda Co. (a)                                              83
--------------------------------------------------------------------------------
                                                                         65,350
--------------------------------------------------------------------------------
             Energy - 10.0%
     2,084   Schlumberger Ltd. (Netherlands Antilles)                   196,354
     1,030   Tenaris SA, ADR (Luxembourg)                                56,331
--------------------------------------------------------------------------------
                                                                        252,685
--------------------------------------------------------------------------------
             Health Care - 28.8%
       520   Alcon, Inc. (Switzerland)                                   88,551
        29   AMAG Pharmaceuticals, Inc. (a)                               1,122
       231   Amylin Pharmaceuticals, Inc. (a)                             5,077
     3,450   Bristol-Myers Squibb Co.                                    73,623
       721   Celgene Corp. (a)                                           49,965
       868   Covidien Ltd. (Bermuda)                                     46,933
       812   Elan Corp PLC, ADR (Ireland) (a)                            10,873
     1,836   Genentech, Inc. (a)                                        181,305
     1,616   Gilead Sciences, Inc. (a)                                   85,131
        66   Intuitive Surgical, Inc. (a)                                19,488
       125   Kinetic Concepts, Inc. (a)                                   4,395
       101   OSI Pharmaceuticals, Inc. (a)                                5,101
     2,825   Schering-Plough Corp.                                       54,805
       187   Sepracor, Inc. (a)                                           3,441
       320   Shire Ltd., ADR (Jersey)                                    16,986
       716   Stryker Corp.                                               48,108
       220   Varian Medical Systems, Inc. (a)                            13,895
       243   Vertex Pharmaceuticals, Inc. (a)                             6,527
       174   Waters Corp. (a)                                            11,875
--------------------------------------------------------------------------------
                                                                        727,201
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Industrials - 14.4%
     1,248   3M Co.                                                $     89,357
       174   BE Aerospace, Inc. (a)                                       4,167
     1,352   Boeing Co.                                                  88,637
     1,115   Caterpillar, Inc.                                           78,864
       134   First Solar, Inc. (a)                                       37,071
       246   Foster Wheeler Ltd. (Bermuda) (a)                           12,224
       389   McDermott International, Inc. (Panama) (a)                  13,510
       382   Pitney Bowes, Inc.                                          13,045
       239   Precision Castparts Corp.                                   24,679
       110   Taser International, Inc. (a)                                  715
--------------------------------------------------------------------------------
                                                                        362,269
--------------------------------------------------------------------------------
             Information Technology - 39.5%
     1,381   Accenture Ltd. - Class A (Bermuda)                          57,118
       289   Akamai Technologies, Inc. (a)                                6,618
       317   Amkor Technology, Inc. (a)                                   2,381
     1,515   Apple, Inc. (a)                                            256,838
       401   Autodesk, Inc. (a)                                          14,248
    10,629   Cisco Systems, Inc. (a)                                    255,627
       147   F5 Networks, Inc. (a)                                        5,014
       236   Flir Systems, Inc. (a)                                       8,425
       390   MEMC Electronic Materials, Inc. (a)                         19,145
    12,876   Microsoft Corp.                                            351,386
       763   Nortel Networks Corp. (Canada) (a)                           4,601
       949   Nvidia Corp. (a)                                            11,995
       123   Riverbed Technology, Inc. (a)                                2,092
       454   Sonus Networks, Inc. (a)                                     1,535
--------------------------------------------------------------------------------
                                                                        997,023
--------------------------------------------------------------------------------
             Materials - 0.6%
       264   Celanese Corp. - Series A                                   10,180
       204   Hercules, Inc.                                               4,396
--------------------------------------------------------------------------------
                                                                         14,576
--------------------------------------------------------------------------------
             Telecommunications - 0.4%
     2,680   Level 3 Communications, Inc. (a)                             9,192
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost - $2,705,690)                                      2,519,703
             Other Assets in excess of Liabilities - 0.1%                 1,591
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $  2,521,294
================================================================================

ADR - American Depositary Receipt

(a)  Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

38 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

OTP | Claymore/Ocean Tomo Patent ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 99.6%
             Consumer Discretionary - 7.5%
       606   Amazon.com, Inc. (a)                                  $     48,971
       105   Autoliv, Inc.                                                4,031
        85   Black & Decker Corp.                                         5,376
     1,630   DIRECTV Group, Inc. (The) (a)                               45,982
       429   Discovery Holding Co. - Class A (a)                          8,679
       397   Eastman Kodak Co.                                            6,427
       217   Fortune Brands, Inc.                                        12,764
       322   Gannett Co., Inc.                                            5,728
       303   Garmin, Ltd. (Cayman Islands)                               10,532
       199   Gentex Corp.                                                 3,170
         1   HSN, Inc. (a)                                                    6
       440   International Game Technology                                9,429
         1   Interval Leisure Group, Inc. (a)                                 5
       853   Johnson Controls, Inc.                                      26,375
       106   Lear Corp. (a)                                               1,331
       235   Leggett & Platt, Inc.                                        5,243
       161   Magna International, Inc. - Class A (Canada)                 9,220
        95   Mohawk Industries, Inc. (a)                                  6,560
       386   Newell Rubbermaid, Inc.                                      6,987
       710   Nike, Inc. - Class B                                        43,033
        53   priceline.com, Inc. (a)                                      4,928
       128   Scientific Games Corp. - Class A (a)                         3,854
     1,428   Sony Corp., ADR (Japan)                                     54,550
       113   Stanley Works (The)                                          5,418
       110   Tempur-Pedic International, Inc.                             1,244
         1   Ticketmaster (a)                                                 9
     1,390   Time Warner Cable, Inc. - Class A (a)                       37,183
     5,083   Time Warner, Inc.                                           83,209
     2,462   Toyota Motor Corp., ADR (Japan)                            220,571
     2,711   Walt Disney Co. (The)                                       87,701
       108   Whirlpool Corp.                                              8,787
--------------------------------------------------------------------------------
                                                                        767,303
--------------------------------------------------------------------------------
             Consumer Staples - 6.1%
     2,988   Altria Group, Inc.                                          62,838
       935   Archer-Daniels-Midland Co.                                  23,805
       609   Avon Products, Inc.                                         26,083
       531   Campbell Soup Co.                                           19,546
       206   Dean Foods Co. (a)                                           5,185
        79   Energizer Holdings, Inc. (a)                                 6,710
       478   General Mills, Inc.                                         31,634
        35   Jones Soda Co. (a)                                              63
       599   Kimberly-Clark Corp.                                        36,946

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
     2,157   Kraft Foods, Inc. - Class A                           $     67,967
     4,356   Procter & Gamble Co.                                       303,918
       493   Tyson Foods, Inc. - Class A                                  7,158
       385   WM Wrigley Jr.Co.                                           30,600
--------------------------------------------------------------------------------
                                                                        622,453
--------------------------------------------------------------------------------
             Energy - 14.8%
       670   Anadarko Petroleum Corp.                                    41,359
       435   Baker Hughes, Inc.                                          34,804
       432   BJ Services Co.                                             11,599
     2,947   Chevron Corp.                                              254,385
     2,195   ConocoPhillips                                             181,109
       119   Dresser-Rand Group, Inc. (a)                                 4,827
       189   FMC Technologies, Inc. (a)                                  10,123
     1,246   Halliburton Co.                                             54,749
     1,014   Marathon Oil Corp.                                          45,701
       408   Nabors Industries Ltd. (Bermuda) (a)                        14,525
       591   National Oilwell Varco, Inc. (a)                            43,574
     4,476   Royal Dutch Shell PLC, ADR (United Kingdom)                311,172
     1,707   Schlumberger Ltd. (Netherlands Antilles)                   160,834
       314   Smith International, Inc.                                   21,886
       843   Tenaris SA, ADR (Luxembourg)                                46,104
     3,426   Total SA, ADR (France)                                     246,261
       967   Weatherford International, Ltd. (Bermuda) (a)               37,307
--------------------------------------------------------------------------------
                                                                      1,520,319
--------------------------------------------------------------------------------
             Financials - 2.3%
       812   Fifth Third Bancorp                                         12,813
       700   Freddie Mac                                                  3,157
     4,889   JPMorgan Chase & Co.                                       188,178
       754   Loews Corp.                                                 32,746
         1   Tree.com, Inc. (a)                                               2
--------------------------------------------------------------------------------
                                                                        236,896
--------------------------------------------------------------------------------
             Health Care - 21.4%
     2,192   Abbott Laboratories                                        125,886
        83   Advanced Medical Optics, Inc. (a)                            1,795
        96   Affymetrix, Inc. (a)                                           824
       425   Alcon, Inc. (Switzerland)                                   72,373
       438   Allergan, Inc.                                              24,471
        23   AMAG Pharmaceuticals, Inc. (a)                                 890
       228   AmerisourceBergen Corp.                                      9,350
     1,504   Amgen, Inc. (a)                                             94,526
       208   Amylin Pharmaceuticals, Inc. (a)                             4,572
       350   Becton Dickinson & Co.                                      30,583
       413   Biogen Idec, Inc. (a)                                       21,034

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 39

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Health Care (continued)
     2,170   Boston Scientific Corp. (a)                           $     27,255
     2,827   Bristol-Myers Squibb Co.                                    60,328
       504   Cardinal Health, Inc.                                       27,710
       620   Celgene Corp. (a)                                           42,966
        96   Cephalon, Inc. (a)                                           7,355
        62   Cooper Cos., Inc. (The)                                      2,283
       711   Covidien Ltd. (Bermuda)                                     38,444
       139   CR Bard, Inc.                                               12,990
       116   Dendreon Corp. (a)                                             682
       664   Elan Corp. PLC, ADR (Ireland) (a)                            8,891
     1,502   Genentech, Inc. (a)                                        148,322
       384   Genzyme Corp. (a)                                           30,067
     1,320   Gilead Sciences, Inc. (a)                                   69,538
       239   Hospira, Inc. (a)                                            9,646
        57   Intuitive Surgical, Inc. (a)                                16,830
       104   Inverness Medical Innovations, Inc. (a)                      3,694
       128   Invitrogen Corp. (a)                                         5,435
     4,010   Johnson & Johnson                                          282,424
        98   Kinetic Concepts, Inc. (a)                                   3,446
       338   King Pharmaceuticals, Inc. (a)                               3,867
        80   LifePoint Hospitals, Inc. (a)                                2,699
       393   McKesson Corp.                                              22,708
       176   Medarex, Inc. (a)                                            1,299
       730   Medco Health Solutions, Inc. (a)                            34,200
     1,612   Medtronic, Inc.                                             88,015
        85   Millipore Corp. (a)                                          6,376
       413   Mylan, Inc. (a)                                              5,324
     3,762   Novartis AG, ADR (Switzerland)                             209,318
        75   Onyx Pharmaceuticals, Inc. (a)                               3,065
        80   OSI Pharmaceuticals, Inc. (a)                                4,040
       210   PDL BioPharma, Inc. (a)                                      2,535
     9,626   Pfizer, Inc.                                               183,953
       274   Quest Diagnostics, Inc.                                     14,810
       111   Resmed, Inc. (a)                                             5,195
     3,742   Sanofi-Aventis SA, ADR (France)                            132,654
     2,319   Schering-Plough Corp.                                       44,989
        49   Sciele Pharma, Inc. (a)                                        944
       147   Sepracor, Inc. (a)                                           2,705
       262   Shire PLC, ADR (United Kingdom)                             13,907
       484   Saint Jude Medical, Inc. (a)                                22,182
       586   Stryker Corp.                                               39,373
       599   Thermo Fisher Scientific, Inc. (a)                          36,275
        30   United Therapeutics Corp. (a)                                3,184

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
       175   Varian Medical Systems, Inc. (a)                      $     11,053
       197   Vertex Pharmaceuticals, Inc. (a)                             5,291
       149   Waters Corp. (a)                                            10,169
       143   Watson Pharmaceuticals, Inc. (a)                             4,334
     1,901   Wyeth                                                       82,275
       326   Zimmer Holdings, Inc. (a)                                   23,599
--------------------------------------------------------------------------------
                                                                      2,204,948
--------------------------------------------------------------------------------
             Industrials - 14.0%
       995   3M Co.                                                      71,242
       127   AGCO Corp. (a)                                               7,827
       147   Avery Dennison Corp.                                         7,091
       128   BE Aerospace, Inc. (a)                                       3,066
     1,053   Boeing Co.                                                  69,035
       875   Caterpillar, Inc.                                           61,889
       580   CSX Corp.                                                   37,514
       285   Cummins, Inc.                                               18,571
       454   Danaher Corp.                                               37,033
       613   Deere & Co.                                                 43,259
       274   Dover Corp.                                                 13,530
       232   Eaton Corp.                                                 16,978
     1,111   Emerson Electric Co.                                        51,995
        64   Energy Conversion Devices, Inc. (a)                          4,811
       113   First Solar, Inc. (a)                                       31,261
       203   Foster Wheeler Ltd. (Bermuda) (a)                           10,087
    14,190   General Electric Co.                                       398,739
       172   Goodrich Corp.                                               8,815
     1,056   Honeywell International, Inc.                               52,979
       741   Illinois Tool Works, Inc.                                   36,761
       388   Ingersoll-Rand Co., Ltd. - Class A (Bermuda)                14,329
       256   ITT Corp.                                                   16,320
       108   Kennametal, Inc.                                             3,805
     1,489   Koninklijke Philips Electronics NV - NY Shares
             (Netherlands)                                               48,258
       172   L-3 Communications Holdings, Inc.                           17,878
       318   McDermott International, Inc. (Panama) (a)                  11,044
       481   Northrop Grumman Corp.                                      33,117
       103   Oshkosh Truck Corp.                                          1,588
       169   Pall Corp.                                                   6,863
       237   Parker Hannifin Corp.                                       15,185
       303   Pitney Bowes, Inc.                                          10,347
       203   Precision Castparts Corp.                                   20,962
       598   Raytheon Co.                                                35,874
       204   Rockwell Automation, Inc.                                    9,631
     1,301   Siemens AG, ADR (Germany)                                  141,549
        75   SPX Corp.                                                    8,944

See notes to financial statements.

40 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Industrials (continued)
       119   Sunpower Corp. - Class A (a)                          $     11,608
        87   Taser International, Inc. (a)                                  566
       112   Trinity Industries, Inc.                                     4,030
       689   Tyco International, Ltd. (Bermuda)                          29,544
       110   WW Grainger, Inc.                                            9,903
--------------------------------------------------------------------------------
                                                                      1,433,828
--------------------------------------------------------------------------------
             Information Technology - 22.9%
     1,089   Accenture, Ltd. - Class A (Bermuda)                         45,041
       162   ADC Telecommunications, Inc. (a)                             1,661
       843   Advanced Micro Devices, Inc. (a)                             5,302
       512   Agilent Technologies, Inc. (a)                              17,797
       228   Akamai Technologies, Inc. (a)                                5,221
     3,297   Alcatel-Lucent, ADR (France)                                20,375
       424   Altera Corp.                                                 9,599
       251   Amkor Technology, Inc. (a)                                   1,885
       414   Analog Devices, Inc.                                        11,575
     1,261   Apple, Inc. (a)                                            213,777
     1,926   Applied Materials, Inc.                                     34,514
       632   ASML Holding NV - NY Shares (Netherlands)                   14,947
        78   Atheros Communications, Inc. (a)                             2,544
       678   Atmel Corp. (a)                                              2,841
       320   Autodesk, Inc. (a)                                          11,370
       267   BMC Software, Inc. (a)                                       8,693
       722   Broadcom Corp. - Class A (a)                                17,371
       384   Cadence Design Systems, Inc. (a)                             3,068
       119   Ciena Corp. (a)                                              2,068
     8,436   Cisco Systems, Inc. (a)                                    202,886
        95   CommScope, Inc. (a)                                          4,652
       223   Computer Sciences Corp. (a)                                 10,488
       364   Compuware Corp. (a)                                          4,161
       119   Cree, Inc. (a)                                               2,774
        43   Cymer, Inc. (a)                                              1,287
       212   Cypress Semiconductor Corp. (a)                              6,873
        90   Diebold, Inc.                                                3,569
     2,977   EMC Corp. (a)                                               45,489
       118   Emulex Corp. (a)                                             1,584
       115   F5 Networks, Inc. (a)                                        3,923
       171   Fairchild Semiconductor International, Inc. (a)              2,144
       188   Flir Systems, Inc. (a)                                       6,712
        66   Formfactor, Inc. (a)                                         1,267
       188   Harris Corp.                                                 9,844
     3,509   Hewlett-Packard Co.                                        164,642
       199   Inter Active Corp. (a)                                       3,295

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
     1,033   Infineon Technologies AG, ADR (Germany) (a)           $      8,791
       265   Integrated Device Technology, Inc. (a)                       2,806
     8,151   Intel Corp.                                                186,413
        65   Interdigital, Inc. (a)                                       1,725
     1,960   International Business Machines Corp.                      238,591
        99   International Rectifier Corp. (a)                            2,069
       184   Intersil Corp. - Class A                                     4,311
        49   Itron, Inc. (a)                                              5,075
       304   JDS Uniphase Corp. (a)                                       3,089
       747   Juniper Networks, Inc. (a)                                  19,198
       251   Kla-Tencor Corp.                                             9,302
       170   Lam Research Corp. (a)                                       6,249
       130   Lexmark International, Inc. - Class A (a)                    4,676
       313   Linear Technology Corp.                                     10,216
       907   LSI Logic Corp. (a)                                          6,032
       144   Macrovision Solutions Corp. (a)                              2,235
       845   Marvell Technology Group, Ltd. (Bermuda) (a)                11,923
       319   MEMC Electronic Materials, Inc. (a)                         15,660
     1,049   Micron Technology, Inc. (a)                                  4,448
    13,055   Microsoft Corp.                                            356,271
     3,182   Motorola, Inc.                                              29,974
       341   National Semiconductor Corp.                                 7,308
       483   NetApp, Inc. (a)                                            12,307
       706   Nortel Networks Corp. (Canada) (a)                           4,257
       483   Novell, Inc. (a)                                             3,106
       140   Novellus Systems, Inc. (a)                                   3,174
       339   Nuance Communications, Inc. (a)                              5,356
       775   Nvidia Corp. (a)                                             9,796
       145   Palm, Inc.                                                   1,234
       296   PMC - Sierra, Inc. (a)                                       2,664
       127   Polycom, Inc. (a)                                            3,561
     2,335   Qualcomm, Inc.                                             122,938
       144   Rambus, Inc. (a)                                             2,533
       397   RF Micro Devices, Inc. (a)                                   1,540
        97   Riverbed Technology, Inc. (a)                                1,650
       314   SanDisk Corp. (a)                                            4,540
       690   Seagate Technology (Cayman Islands)                         10,288
        75   Silicon Laboratories, Inc. (a)                               2,528
        73   SiRF Technology Holdings, Inc. (a)                             135
       220   Skyworks Solutions, Inc. (a)                                 2,134
       360   Sonus Networks, Inc. (a)                                     1,217
     1,323   STMicroelectronics NV (Netherlands)                         17,345
     1,132   Sun Microsystems, Inc. (a)                                  10,188
     1,208   Symantec Corp. (a)                                          26,950

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 41

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Information Technology (continued)
       200   Synopsys, Inc. (a)                                    $      4,306
     7,442   Taiwan Semiconductor Manufacturing Co. Ltd., ADR
             (China)                                                     72,262
     4,591   Telefonaktiebolaget LM Ericsson, ADR (Sweden)               52,429
       606   Tellabs, Inc. (a)                                            3,157
     1,905   Texas Instruments, Inc.                                     46,692
       105   Varian Semiconductor Equipment Associates, Inc. (a)          3,392
       273   VeriSign, Inc. (a)                                           8,728
       257   Vishay Intertechnology, Inc. (a)                             2,285
       326   Western Digital Corp. (a)                                    8,887
     1,275   Xerox Corp.                                                 17,761
       412   Xilinx, Inc.                                                10,704
     1,958   Yahoo!, Inc. (a)                                            37,946
--------------------------------------------------------------------------------
                                                                      2,359,591
--------------------------------------------------------------------------------
             Materials - 5.1%
       302   Air Products & Chemicals, Inc.                              27,739
       131   Albemarle Corp.                                              5,206
     1,157   Alcoa, Inc.                                                 37,174
       142   Ball Corp.                                                   6,521
     1,245   Barrick Gold Corp. (Canada)                                 43,239
       209   Celanese Corp. - Series A                                    8,059
     1,316   Dow Chemical Co. (The)                                      44,915
       115   Eastman Chemical Co.                                         6,937
       348   Ecolab, Inc.                                                15,917
     1,286   EI Du Pont de Nemours & Co.                                 57,150
       161   Hercules, Inc.                                               3,470
       111   International Flavors & Fragrances, Inc.                     4,463
       608   International Paper Co.                                     16,446
        96   Lubrizol Corp.                                               5,087
       256   MeadWestvaco Corp.                                           6,779
       783   Monsanto Co.                                                89,458
       650   Newmont Mining Corp.                                        29,315
        42   OM Group, Inc. (a)                                           1,558
       180   Pactiv Corp. (a)                                             4,837
       498   POSCO, ADR (Korea)                                          53,336
       234   PPG Industries, Inc.                                        14,709
       282   Rohm & Haas Co.                                             21,164
       224   Sealed Air Corp.                                             5,427
       303   Weyerhaeuser Co.                                            16,813
--------------------------------------------------------------------------------
                                                                        525,719
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Telecommunication Services - 4.7%
     8,480   AT&T, Inc.                                            $    271,275
     2,118   Level 3 Communications, Inc. (a)                             7,265
     1,057   SK Telecom Co. Ltd., ADR (Korea)                            21,563
     4,057   Sprint Nextel Corp.                                         35,377
     4,068   Verizon Communications, Inc.                               142,868
--------------------------------------------------------------------------------
                                                                        478,348
--------------------------------------------------------------------------------
             Utilities - 0.8%
       383   Consolidated Edison, Inc.                                   15,665
       471   Edison International                                        21,628
     1,092   Southern Co.                                                40,961
       161   Wisconsin Energy Corp.                                       7,530
--------------------------------------------------------------------------------
                                                                         85,784
--------------------------------------------------------------------------------
             Total Common Stock - 99.6%
             (Cost $10,835,491)                                      10,235,189
--------------------------------------------------------------------------------
             Exchange-Traded Funds - 0.2%
       145   SPDR Trust Series 1
             (Cost $18,429)                                              18,675
--------------------------------------------------------------------------------
             Tracking Stocks (b) - 0.1%
             Consumer Discretionary - 0.1%
       253   Applied Biosystems, Inc.
             (Cost $9,208)                                                9,232
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost $10,863,128)                                      10,263,096
             Other Assets in excess of Liabilities - 0.1%                 6,076
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $ 10,269,172
================================================================================

ADR - American Depositary Receipt

AG - Corporation

NV - Publicly-Traded Company

PLC - Public Limited Company

SA - Corporation

(a)  Non-income producing security.

(b) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

42 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

DEF | Claymore/Sabrient Defender ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 92.3%
             Consumer Discretionary - 2.0%
     2,799   Magna International, Inc. - Class A (Canada)          $    160,299
     2,168   Whirlpool Corp.                                            176,388
--------------------------------------------------------------------------------
                                                                        336,687
--------------------------------------------------------------------------------
             Consumer Staples - 16.4%
     2,262   British American Tobacco PLC - ADR (United Kingdom)        153,816
     2,295   Brown-Forman Corp. - Class B                               165,263
     4,650   Campbell Soup Co.                                          171,166
     2,229   Colgate-Palmolive Co.                                      169,471
     7,791   ConAgra Foods, Inc.                                        165,715
     3,295   HJ Heinz Co.                                               165,804
     4,491   Hormel Foods Corp.                                         160,149
     3,120   Kellogg Co.                                                169,853
     2,474   Lorillard, Inc.                                            178,722
     4,073   McCormick & Co., Inc.                                      164,753
     5,856   Pepsi Bottling Group, Inc.                                 173,220
     7,167   PepsiAmericas, Inc.                                        167,923
     2,474   PepsiCo, Inc.                                              169,420
     3,098   Reynolds American, Inc.                                    164,132
    11,772   Sara Lee Corp.                                             158,922
     6,472   SUPERVALU, Inc.                                            150,086
     3,275   UST, Inc.                                                  175,507
--------------------------------------------------------------------------------
                                                                      2,823,922
--------------------------------------------------------------------------------
             Energy - 12.1%
     5,266   Cameco Corp. (Canada)                                      158,401
     3,359   Cimarex Energy Co.                                         186,559
     2,597   Consol Energy, Inc.                                        175,843
     4,071   Enbridge, Inc. (Canada)                                    170,738
     3,018   Helmerich & Payne, Inc.                                    172,388
     2,888   Oceaneering International, Inc. (a)                        180,240
     3,789   Petro-Canada (Canada)                                      167,246
     2,904   Pioneer Natural Resources Co.                              183,446
     5,352   Repsol YPF SA - ADR (Spain)                                165,109
     4,493   TransCanada Corp. (Canada)                                 170,599
     2,648   Unit Corp. (a)                                             179,349
     1,842   Walter Industries, Inc.                                    172,780
--------------------------------------------------------------------------------
                                                                      2,082,698
--------------------------------------------------------------------------------
             Financials - 8.9%
     3,131   Aflac, Inc.                                                177,528
     4,533   Apartment Investment & Management Co. - Class A - REIT     160,650
     5,153   Axis Capital Holdings Ltd. (Bermuda)                       172,265
     5,912   Cincinnati Financial Corp.                                 175,232
       715   Fairfax Financial Holdings Ltd. (Canada)                   154,154

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
     4,755   Manulife Financial Corp. (Canada)                     $    170,181
     2,398   PartnerRe Ltd. (Bermuda)                                   165,246
     3,815   Travelers Cos., Inc. (The)                                 168,470
     5,408   Willis Group Holdings Ltd. (Bermuda)                       186,143
--------------------------------------------------------------------------------
                                                                      1,529,869
--------------------------------------------------------------------------------
             Health Care - 10.8%
       974   Alcon, Inc. (Switzerland)                                  165,862
     2,416   Baxter International, Inc.                                 163,708
     1,811   CR Bard, Inc.                                              169,238
     2,889   DaVita, Inc. (a)                                           165,800
     8,077   IMS Health, Inc.                                           179,471
     2,405   Johnson & Johnson                                          169,384
     2,414   Laboratory Corp. of America Holdings (a)                   176,584
     4,805   Merck & Co., Inc.                                          171,394
     2,949   Novartis AG - ADR (Switzerland)                            164,082
     3,290   OSI Pharmaceuticals, Inc. (a)                              166,145
     3,157   Quest Diagnostics, Inc.                                    170,636
--------------------------------------------------------------------------------
                                                                      1,862,304
--------------------------------------------------------------------------------
             Industrials - 6.1%
     3,734   Avery Dennison Corp.                                       180,128
    13,886   Lan Airlines SA - ADR (Chile)                              162,883
     1,592   Lockheed Martin Corp.                                      185,372
     2,490   Northrop Grumman Corp.                                     171,436
     6,141   RR Donnelley & Sons Co.                                    171,211
     4,837   Waste Management, Inc.                                     170,166
--------------------------------------------------------------------------------
                                                                      1,041,196
--------------------------------------------------------------------------------
             Materials - 13.7%
     3,357   Agnico-Eagle Mines Ltd. (Canada)                           192,155
     5,500   AngloGold Ashanti Ltd. - ADR (South Africa)                148,060
     4,625   Barrick Gold Corp. (Canada)                                160,626
     1,214   CF Industries Holdings, Inc.                               185,014
     2,872   Eastman Chemical Co.                                       173,239
     3,854   EI Du Pont de Nemours & Co.                                171,272
    16,958   Gold Fields Ltd. - ADR (South Africa)                      154,318
     5,066   Goldcorp, Inc. (Canada)                                    171,889
     6,398   MeadWestvaco Corp.                                         169,419
     2,737   PPG Industries, Inc.                                       172,048
     3,541   Randgold Resources Ltd. - ADR (Jersey)                     155,414
     3,126   Syngenta AG - ADR (Switzerland)                            167,804
     4,765   Ternium SA - ADR (Luxembourg)                              158,770
     3,587   Terra Industries, Inc.                                     180,247
--------------------------------------------------------------------------------
                                                                      2,360,275
--------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 43

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Telecommunication Services - 6.2%
     5,496   AT&T, Inc.                                            $    175,817
     4,499   CenturyTel, Inc.                                           173,796
    14,043   Frontier Communications Corp.                              176,521
     2,897   Philippine Long Distance Telephone Co. - ADR
             (Philippines)                                              171,763
    49,170   Qwest Communications International, Inc.                   185,863
     4,955   Verizon Communications, Inc.                               174,020
--------------------------------------------------------------------------------
                                                                      1,057,780
--------------------------------------------------------------------------------
             Utilities - 16.1%
     5,072   Alliant Energy Corp.                                       177,266
     4,236   Ameren Corp.                                               177,319
     4,239   Consolidated Edison, Inc.                                  173,375
     3,633   Empresa Nacional de Electricidad SA - ADR (Chile)          165,301
     9,470   Enersis SA - ADR (Chile)                                   162,316
     1,636   Entergy Corp.                                              169,146
     3,423   National Fuel Gas Co.                                      161,942
     6,484   Northeast Utilities                                        174,355
     5,299   NSTAR                                                      179,318
     3,678   Oneok, Inc.                                                160,765
     4,487   PG&E Corp.                                                 185,448
     5,085   Pinnacle West Capital Corp.                                178,941
     4,008   Progress Energy, Inc.                                      175,069
     3,053   Sempra Energy                                              176,830
     4,762   Southern Co.                                               178,623
     3,782   Wisconsin Energy Corp.                                     176,884
--------------------------------------------------------------------------------
                                                                      2,772,898
--------------------------------------------------------------------------------
             Total Common Stocks - 92.3%
             (Cost $16,979,733)                                      15,867,629
--------------------------------------------------------------------------------
             Master Limited Partnerships - 5.3%
             Energy - 5.3%
     5,948   Energy Transfer Equity LP                                  171,600
     4,142   Energy Transfer Partners LP                                184,319
     6,323   Enterprise GP Holdings LP                                  187,920
     5,964   Enterprise Products Partners LP                            175,640
    10,159   Pengrowth Energy Trust (Canada)                            180,322
--------------------------------------------------------------------------------
             Total Master Limited Partnerships
             (Cost $930,916)                                            899,801
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Income Trusts - 2.1%
             Energy - 2.1%
     4,254   Enerplus Resources Fund (Canada)                      $    184,156
     5,900   Penn West Energy Trust (Canada)                            173,224
--------------------------------------------------------------------------------
             Total Income Trusts
             (Cost $359,230)                                            357,380
--------------------------------------------------------------------------------
             Total Investments - 99.7%
             (Cost $18,269,879)                                      17,124,810
             Other Assets in excess of Liabilities - 0.3%                58,903
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $ 17,183,713
================================================================================

ADR - American Depositary Receipt

AG - Stock Corporation

LP - Limited Partnership

Ltd. - Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

44 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

NFO | Claymore/Sabrient Insider ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 97.0%
             Consumer Discretionary - 14.0%
     7,739   Advance Auto Parts, Inc.                              $    333,087
    18,208   Career Education Corp. (a)                                 341,400
    15,131   CBS Corp. - Class B                                        244,820
    14,477   Comcast Corp. - Class A                                    306,623
     5,541   DeVry, Inc.                                                285,805
    23,478   Eastman Kodak Co.                                          380,109
    18,760   Gap, Inc. (The)                                            364,882
     9,648   Hanesbrands, Inc. (a)                                      230,008
     9,278   Marvel Entertainment, Inc. (a)                             314,246
     5,373   McDonald's Corp.                                           333,126
     7,054   MGM Mirage (a)                                             248,230
     1,619   Strayer Education, Inc.                                    339,731
     9,608   Walt Disney Co. (The)                                      310,819
    11,440   Wolverine World Wide, Inc.                                 301,215
--------------------------------------------------------------------------------
                                                                      4,334,101
--------------------------------------------------------------------------------
             Consumer Staples - 6.4%
     7,875   Andersons, Inc. (The)                                      354,060
     5,822   Church & Dwight Co., Inc.                                  363,875
     5,691   Coca-Cola Co. (The)                                        296,330
     8,521   Hershey Co. (The)                                          307,523
    10,131   Kraft Foods, Inc. - Class A                                319,228
     4,824   Procter & Gamble Co.                                       336,571
--------------------------------------------------------------------------------
                                                                      1,977,587
--------------------------------------------------------------------------------
             Energy - 5.9%
     4,494   Cabot Oil & Gas Corp.                                      199,713
     5,551   Cameron International Corp. (a)                            258,621
     9,209   Crosstex Energy, Inc.                                      299,937
     6,280   Marathon Oil Corp.                                         283,040
     4,548   Patriot Coal Corp. (a)                                     272,698
     5,217   SandRidge Energy, Inc. (a)                                 182,595
    11,666   Spectra Energy Corp.                                       308,682
--------------------------------------------------------------------------------
                                                                      1,805,286
--------------------------------------------------------------------------------
             Financials - 16.1%
    13,152   Acadia Realty Trust - REIT                                 312,360
    18,504   Annaly Capital Management, Inc. - REIT                     276,820
    34,630   Anthracite Capital, Inc. - REIT                            194,967
    45,480   Anworth Mortgage Asset Corp. - REIT                        297,439
     4,589   Assurant, Inc.                                             268,135
     9,407   Cash America International, Inc.                           389,356
     9,550   Cincinnati Financial Corp.                                 283,062
    63,581   Corus Bankshares, Inc.                                     252,417
    11,518   Delphi Financial Group, Inc. - Class A                     309,028

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
     7,395   Hancock Holding Co.                                   $    362,725
     7,099   Hanover Insurance Group, Inc. (The)                        335,286
    21,379   Inland Real Estate Corp. - REIT                            321,540
    18,957   Montpelier Re Holdings Ltd. (Bermuda)                      306,914
    15,935   PacWest Bancorp                                            361,406
     6,092   RLI Corp.                                                  340,604
    13,823   Unum Group                                                 351,242
--------------------------------------------------------------------------------
                                                                      4,963,301
--------------------------------------------------------------------------------
             Health Care - 16.3%
     4,575   Beckman Coulter, Inc.                                      337,727
    15,619   Centene Corp. (a)                                          352,677
    41,394   Cypress Bioscience, Inc. (a)                               283,963
     4,618   Express Scripts, Inc. (a)                                  339,007
    42,615   Health Management Associates, Inc. - Class A (a)           247,593
     4,298   Laboratory Corp. of America Holdings (a)                   314,399
    14,940   LHC Group, Inc. (a)                                        435,202
    13,923   Medicis Pharmaceutical Corp. - Class A                     288,345
     6,316   Medtronic, Inc.                                            344,854
     8,594   Merck & Co., Inc.                                          306,548
     9,660   Orthofix International NV (Netherlands Antilles) (a)       234,158
    30,503   PDL BioPharma, Inc.                                        368,171
    45,069   Salix Pharmaceuticals Ltd. (a)                             306,469
    23,926   Sun Healthcare Group, Inc. (a)                             411,288
    30,869   Viropharma, Inc. (a)                                       452,231
--------------------------------------------------------------------------------
                                                                      5,022,632
--------------------------------------------------------------------------------
             Industrials - 16.1%
     3,064   Alliant Techsystems, Inc. (a)                              322,425
     6,570   Avery Dennison Corp.                                       316,937
     4,311   Boeing Co.                                                 282,629
     4,231   Bucyrus International, Inc.                                295,535
    25,679   Cenveo, Inc. (a)                                           266,291
    15,095   Deluxe Corp.                                               249,218
     6,100   Dover Corp.                                                301,218
    11,247   EMCOR Group, Inc. (a)                                      383,185
     7,992   EnPro Industries, Inc. (a)                                 336,863
     1,302   First Solar, Inc. (a)                                      360,198
     3,292   L-3 Communications Holdings, Inc.                          342,171
     8,812   Pitney Bowes, Inc.                                         300,930
     5,498   Stericycle, Inc. (a)                                       326,031
     2,831   Valmont Industries, Inc.                                   302,181
     8,344   Waste Management, Inc.                                     293,542
     7,342   WESCO International, Inc. (a)                              282,226
--------------------------------------------------------------------------------
                                                                      4,961,580
--------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 45

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Information Technology - 14.4%
     9,193   Activision Blizzard, Inc. (a)                         $    301,714
     7,633   Advent Software, Inc. (a)                                  353,026
    17,448   Blue Coat Systems, Inc. (a)                                324,533
    14,048   Broadridge Financial Solutions, Inc.                       280,539
    12,752   CA, Inc.                                                   304,900
    13,324   Checkpoint Systems, Inc. (a)                               283,668
    18,376   Commvault Systems, Inc. (a)                                309,819
     9,131   Concur Technologies, Inc. (a)                              401,307
    18,569   Informatica Corp. (a)                                      313,259
    23,830   Insight Enterprises, Inc. (a)                              396,531
    26,679   Intevac, Inc. (a)                                          271,592
    13,762   Jack Henry & Associates, Inc.                              275,653
     8,968   Lexmark International, Inc. - Class A (a)                  322,579
    10,200   Micros Systems, Inc. (a)                                   314,364
--------------------------------------------------------------------------------
                                                                      4,453,484
--------------------------------------------------------------------------------
             Materials - 4.1%
     4,965   Kaiser Aluminum Corp.                                      268,408
     2,254   Mosaic Co. (The)                                           240,592
     4,042   Nucor Corp.                                                212,205
     5,493   Sigma-Aldrich Corp.                                        311,783
     1,725   United States Steel Corp.                                  229,546
--------------------------------------------------------------------------------
                                                                      1,262,534
--------------------------------------------------------------------------------
             Utilities - 3.7%
     4,093   FirstEnergy Corp.                                          297,316
     4,966   FPL Group, Inc.                                            298,258
     6,334   Oneok, Inc.                                                276,859
    23,410   Sierra Pacific Resources                                   263,128
--------------------------------------------------------------------------------
                                                                      1,135,561
--------------------------------------------------------------------------------
             Total Common Stocks - 97.0%
             (Cost $30,755,360)                                      29,916,066
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Master Limited Partnerships - 2.9%
             Energy - 2.9%
     6,728   Energy Transfer Partners LP                           $    299,396
    10,437   Enterprise Products Partners LP                            307,370
     9,569   Williams Partners LP                                       290,323
--------------------------------------------------------------------------------
             Total Master Limited Partnerships
             (Cost $928,458)                                            897,089
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost $31,683,818)                                      30,813,155
             Other Assets in excess of Liabilities - 0.1%                41,624
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $ 30,854,779
================================================================================

REIT - Real Estate Investment Trust

LP - Limited Partnership

Ltd. - Limited

NV - Publicly Traded Company

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

46 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

STH | Claymore/Sabrient Stealth ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 94.4%
             Consumer Discretionary - 15.1%
     7,482   American Greetings Corp. - Class A                    $    120,311
     2,154   Buckle, Inc. (The)                                         111,857
     2,563   Carriage Services, Inc. (a)                                 11,149
     3,617   Crown Media Holdings, Inc. - Class A (a)                    18,194
     1,988   CSS Industries, Inc.                                        52,980
     2,171   Dorman Products, Inc. (a)                                   27,767
     3,907   Dover Motorsports, Inc.                                     19,496
     3,306   Federal Mogul Corp. (a)                                     54,053
     1,682   Fisher Communications, Inc.                                 58,483
     5,515   Fuqi International, Inc. (a)                                59,507
     3,700   Heelys, Inc. (a)                                            18,759
     4,457   Hillenbrand, Inc.                                          105,987
     2,944   Hooker Furniture Corp.                                      49,577
     2,268   John Wiley & Sons, Inc. - Class A                          107,911
       804   National Presto Industries, Inc.                            62,165
       194   NVR, Inc. (a)                                              115,960
     2,340   Pre-Paid Legal Services, Inc. (a)                          104,458
    12,295   Retail Ventures, Inc. (a)                                   57,541
     2,157   Russ Berrie & Co., Inc. (a)                                 16,372
     1,888   Steinway Musical Instruments (a)                            54,582
     5,484   Systemax, Inc.                                              84,563
       575   Weyco Group, Inc.                                           18,279
--------------------------------------------------------------------------------
                                                                      1,329,951
--------------------------------------------------------------------------------
             Consumer Staples - 4.3%
    24,896   Alliance One International, Inc. (a)                       100,082
     2,704   Cal-Maine Foods, Inc.                                      106,781
     2,281   National Beverage Corp. (a)                                 20,803
     6,736   Overhill Farms, Inc. (a)                                    43,784
     5,981   Vector Group Ltd.                                          110,409
--------------------------------------------------------------------------------
                                                                        381,859
--------------------------------------------------------------------------------
             Energy - 6.0%
     5,069   Bolt Technology Corp. (a)                                   97,578
     1,017   Clayton Williams Energy, Inc. (a)                           82,316
     1,141   Contango Oil & Gas Co. (a)                                  81,148
     5,654   CVR Energy, Inc. (a)                                        78,817
     5,946   Georesources, Inc. (a)                                      97,812
     7,005   Pyramid Oil Co. (a)                                         95,898
--------------------------------------------------------------------------------
                                                                        533,569
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Financials - 25.5%
       666   Agree Realty Corp. - REIT                             $     17,935
     1,695   AmCOMP, Inc. (a)                                            20,340
     1,102   American Physicians Capital, Inc.                           46,615
     6,572   Brandywine Realty Trust - REIT                             114,353
       600   Camden National Corp.                                       19,434
     2,536   Citizens, Inc. (a)                                          18,056
     4,946   City Bank                                                   60,094
     4,029   CNA Surety Corp. (a)                                        64,746
     2,419   Credit Acceptance Corp. (a)                                 40,494
    12,121   DCT Industrial Trust, Inc. - REIT                           90,423
     2,220   Equity Lifestyle Properties, Inc. - REIT                   110,290
     1,274   First Bancorp                                               19,110
     1,140   First South Bancorp, Inc.                                   20,144
     4,648   Glimcher Realty Trust - REIT                                46,898
     9,156   Gramercy Capital Corp. - REIT                               61,254
     6,406   Hersha Hospitality Trust - REIT                             46,379
     4,076   Hospitality Properties Trust - REIT                         92,444
     7,543   Host Hotels & Resorts, Inc. - REIT                         107,865
     4,504   International Bancshares Corp.                             116,383
     7,309   Lexington Realty Trust - REIT                              108,977
     2,513   Life Partners Holdings, Inc.                                72,776
     3,042   Nationwide Health Properties, Inc. - REIT                  104,706
     2,546   OceanFirst Financial Corp.                                  45,955
     6,330   PHH Corp. (a)                                               96,533
     1,981   QC Holdings, Inc.                                           12,540
     2,000   Republic Bancorp, Inc. - Class A                            59,260
     1,140   Sierra Bancorp                                              18,012
     3,104   Specialty Underwriters'Alliance, Inc. (a)                   16,296
     2,827   Stifel Financial Corp. (a)                                 115,539
    11,357   Strategic Hotels & Resorts, Inc. - REIT                    104,712
     1,696   Suffolk Bancorp                                             60,259
     2,084   Taubman Centers, Inc. - REIT                               101,157
     6,443   Trustco Bank Corp.                                          63,013
     1,412   United Western Bancorp, Inc.                                15,348
     4,749   Universal Insurance Holding, Inc.                           17,714
     7,378   US Global Investors, Inc. - Class A                        104,399
       391   Westwood Holdings Group, Inc.                               18,807
--------------------------------------------------------------------------------
                                                                      2,249,260
--------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 47

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Health Care - 8.0%
     1,812   America Service Group, Inc. (a)                       $     19,642
     3,490   Caraco Pharmaceutical Laboratories Ltd. (a)                 56,189
     1,903   Cardiac Science Corp. (a)                                   19,506
     3,967   Conmed Corp. (a)                                           126,785
    14,693   Depomed, Inc. (a)                                           64,208
     4,278   Emergent Biosolutions, Inc. (a)                             59,293
     6,807   Enzon Pharmaceuticals, Inc. (a)                             61,603
     5,407   HealthTronics, Inc. (a)                                     22,818
     1,044   Matrixx Initiatives, Inc. (a)                               18,500
    11,384   NPS Pharmaceuticals, Inc. (a)                               92,210
     9,997   Questcor Pharmaceuticals, Inc. (a)                          54,584
    10,640   Repligen Corp. (a)                                          57,137
     5,126   Theragenics Corp. (a)                                       17,172
     1,842   Transcend Services, Inc. (a)                                23,449
       823   Young Innovations, Inc.                                     16,863
--------------------------------------------------------------------------------
                                                                        709,959
--------------------------------------------------------------------------------
             Industrials - 20.6%
    18,479   Advanced Battery Technologies, Inc. (a)                     70,590
     2,463   Ampco-Pittsburgh Corp.                                     106,993
     3,434   Armstrong World Industries, Inc. (a)                       128,123
       961   Chase Corp.                                                 16,625
     5,126   COMSYS IT Partners, Inc. (a)                                60,692
     3,592   Ennis, Inc.                                                 59,304
     1,596   Exponent, Inc. (a)                                          49,093
     1,681   Gencor Industries, Inc. (a)                                 16,037
     5,946   GeoEye, Inc. (a)                                           147,164
     1,356   Graham Corp.                                               126,650
     2,152   Kadant, Inc. (a)                                            50,464
     1,453   Key Technology, Inc. (a)                                    41,498
       394   K-Tron International, Inc. (a)                              58,623
       802   LS Starrett Co. - Class A                                   21,044
     2,543   M&F Worldwide Corp. (a)                                    111,943
     4,088   Magnetek, Inc. (a)                                          18,805
     2,037   Michael Baker Corp. (a)                                     70,521
     3,285   Mueller Industries, Inc.                                    92,144
     6,703   North American Galvanizing & Coating, Inc. (a)              68,639
     2,165   PMFG, Inc. (a)                                              57,935
     5,312   PRG-Schultz International, Inc. (a)                         62,628
     3,023   Raven Industries, Inc.                                     136,730
     6,725   Rollins, Inc.                                              119,503
     9,581   Star Bulk Carriers Corp. (Marshall Islands)                100,313
       643   VSE Corp.                                                   23,579
--------------------------------------------------------------------------------
                                                                      1,815,640
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Information Technology - 10.2%
     3,624   Black Box Corp.                                       $    129,884
       509   Cass Information Systems, Inc.                              18,538
     1,289   CPI International, Inc. (a)                                 18,433
     2,726   DDi Corp. (a)                                               15,484
     6,294   Digital Ally, Inc. (a)                                      56,142
     8,493   Hackett Group, Inc. (The) (a)                               54,355
     4,001   infoGROUP, Inc.                                             26,407
     2,524   Integral Systems, Inc. (a)                                 113,555
     3,274   Integrated Silicon Solution, Inc. (a)                       12,900
     8,985   IXYS Corp. (a)                                             114,379
     4,798   Methode Electronics, Inc.                                   52,730
    14,409   Network Equipment Technologies, Inc. (a)                    46,973
     1,473   NVE Corp. (a)                                               45,692
     3,739   PC Mall, Inc. (a)                                           35,782
     1,905   Perceptron, Inc. (a)                                        14,116
     2,398   QAD, Inc.                                                   15,779
     4,028   Ramtron International Corp. (a)                             14,058
     1,412   Renaissance Learning, Inc.                                  17,918
     3,720   Rimage Corp. (a)                                            59,297
     2,244   Spectrum Control, Inc. (a)                                  18,535
       670   Versant Corp. (a)                                           17,098
--------------------------------------------------------------------------------
                                                                        898,055
--------------------------------------------------------------------------------
             Materials - 4.5%
       601   GenTek, Inc. (a)                                            17,417
     7,675   Glatfelter                                                 112,592
    10,367   Horsehead Holding Corp. (a)                                 86,253
     2,651   Innospec, Inc.                                              41,594
     2,595   KapStone Paper and Packaging Corp. (a)                      19,411
     6,058   Myers Industries, Inc.                                      79,723
     7,857   Verso Paper Corp.                                           38,264
--------------------------------------------------------------------------------
                                                                        395,254
--------------------------------------------------------------------------------
             Telecommunication Services - 0.2%
     1,164   Shenandoah Telecommunications Co.                           20,114
--------------------------------------------------------------------------------
             Total Common Stocks - 94.4%
             (Cost $8,255,278)                                        8,333,661
--------------------------------------------------------------------------------

See notes to financial statements.

48 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Master Limited Partnerships - 1.2%
             Energy - 1.2%
       971   Capital Product Partners LP (Marshall Islands)        $     15,118
     3,347   Dorchester Minerals LP                                      92,879
--------------------------------------------------------------------------------
             Total Master Limited Partnerships
             (Cost $118,071)                                            107,997
--------------------------------------------------------------------------------

             Royalty Trusts - 3.1%
             Energy - 3.1%
       610   Eastern American Natural Gas                                16,464
     3,214   Hugoton Royalty Trust                                       99,570
       663   Mesabi Trust                                                17,278
     1,796   MV Oil Trust                                                33,064
     2,559   SAN Juan Basin Royalty Trust                               104,817
--------------------------------------------------------------------------------
             Total Royalty Trusts
             (Cost $267,532)                                            271,193
--------------------------------------------------------------------------------

             Tracking Stocks (b) - 1.2%
             Consumer Discretionary - 1.2%
     6,698   Liberty Media Corp. - Capital Series A (a)
             (Cost $102,349)                                            108,843
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost $8,743,230)                                        8,821,694
             Other Assets in excess of Liabilities - 0.1%                11,858
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $  8,833,552
================================================================================

REIT - Real Estate Investment Trust

LP - Limited Partnership

(a)   Non-income producing security.

(b) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 49

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CZA | Claymore/Zacks Mid-Cap Core ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 87.0%
             Consumer Discretionary - 3.6%
     1,452   Burger King Holdings, Inc.                            $     36,039
       975   DreamWorks Animation SKG, Inc. - Class A (a)                31,083
       552   International Speedway Corp. - Class A                      21,898
     1,977   Tim Hortons, Inc.                                           62,196
       613   Viacom, Inc. - Class A (a)                                  18,151
--------------------------------------------------------------------------------
                                                                        169,367
--------------------------------------------------------------------------------
             Consumer Staples - 8.8%
     1,053   Alberto-Culver Co.                                          27,546
       707   Church & Dwight Co., Inc.                                   44,188
     1,464   Clorox Co.                                                  86,522
     1,066   Delhaize Group, ADR (Belgium)                               68,363
     1,933   Molson Coors Brewing Co. - Class B                          92,108
     7,500   Sara Lee Corp.                                             101,250
--------------------------------------------------------------------------------
                                                                        419,977
--------------------------------------------------------------------------------
             Energy - 2.6%
     1,328   Key Energy Services, Inc. (a)                               22,310
     1,814   Pride International, Inc. (a)                               69,676
     1,301   Southern Union Co.                                          33,904
--------------------------------------------------------------------------------
                                                                        125,890
--------------------------------------------------------------------------------
             Financials - 10.1%
       442   Affiliated Managers Group, Inc. (a)                         42,087
       686   Arch Capital Group, Ltd. (Bermuda) (a)                      47,855
       737   BOK Financial Corp.                                         32,104
       106   Markel Corp. (a)                                            39,220
       773   Philadelphia Consolidated Holding Co. (a)                   46,171
       751   Protective Life Corp.                                       27,254
       693   RenaissanceRe Holdings, Ltd. (Bermuda)                      35,142
     2,093   SEI Investments Co.                                         49,437
       714   Transatlantic Holdings, Inc.                                42,911
       794   Validus Holdings, Ltd. (Bermuda)                            18,945
     1,554   Willis Group Holdings, Ltd. (Bermuda)                       53,489
     1,863   WR Berkley Corp.                                            43,892
--------------------------------------------------------------------------------
                                                                        478,507
--------------------------------------------------------------------------------
             Health Care - 12.4%
     1,688   AmerisourceBergen Corp.                                     69,225
       666   Beckman Coulter, Inc.                                       49,164
     1,138   DaVita, Inc. (a)                                            65,310
     1,618   Dentsply International, Inc. - Class B                      63,409
     3,130   Forest Laboratories, Inc. (a)                              111,710
     1,874   Humana, Inc. (a)                                            86,954
     1,262   PerkinElmer, Inc.                                           35,853

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
       549   Universal Health Services, Inc. - Class B             $     33,917
     1,083   Waters Corp. (a)                                            73,915
--------------------------------------------------------------------------------
                                                                        589,457
--------------------------------------------------------------------------------
             Industrials - 17.6%
     1,142   Ametek, Inc.                                                55,433
     1,887   Cooper Industries, Ltd. - Class A (Bermuda)                 89,897
       597   Danaos Corp. (Marshall Island)                              12,585
     2,006   Dover Corp.                                                 99,056
       624   Flowserve Corp.                                             82,443
       536   Gardner Denver, Inc. (a)                                    24,195
     1,363   Goodrich Corp.                                              69,854
     1,826   KBR, Inc.                                                   44,828
       845   Manpower, Inc.                                              40,611
     1,299   Pall Corp.                                                  52,752
     2,199   Pitney Bowes, Inc.                                          75,096
     1,941   Republic Services, Inc.                                     63,801
       566   SPX Corp.                                                   67,496
       422   Teleflex, Inc.                                              27,249
     1,025   Timken Co.                                                  33,128
--------------------------------------------------------------------------------
                                                                        838,424
--------------------------------------------------------------------------------
             Information Technology - 13.6%
     2,215   Amdocs Ltd. (Guernsey) (a)                                  66,871
     1,890   Amphenol Corp. - Class A                                    89,813
     1,297   Arrow Electronics, Inc. (a)                                 43,047
     1,632   Avnet, Inc. (a)                                             47,899
     1,865   AVX Corp.                                                   21,410
     2,801   Compuware Corp. (a)                                         32,015
     1,458   Harris Corp.                                                76,341
     1,040   Hewitt Associates, Inc. - Class A (a)                       41,818
     1,796   Ingram Micro, Inc. - Class A (a)                            33,962
     1,736   McAfee, Inc. (a)                                            68,676
       371   Mettler Toledo International, Inc. (a)                      39,029
     2,005   Molex, Inc. - Class A                                       46,235
     2,131   Total System Services, Inc.                                 42,450
--------------------------------------------------------------------------------
                                                                        649,566
--------------------------------------------------------------------------------
             Materials - 8.8%
       947   Airgas, Inc.                                                56,100
     1,010   Albemarle Corp.                                             40,137
     1,632   Celanese Corp. - Series A                                   62,930
     1,713   Crown Holdings, Inc. (a)                                    47,519
       793   FMC Corp.                                                   58,317
       728   Lubrizol Corp.                                              38,577

See notes to financial statements.

50 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Materials (continued)
     1,799   Owens-Illinois, Inc. (a)                              $     80,235
     1,060   Sonoco Products Co.                                         36,634
--------------------------------------------------------------------------------
                                                                        420,449
--------------------------------------------------------------------------------
             Telecommunications Services - 0.7%
     1,041   Cellcom Israel, Ltd. (Israel)                               32,740
--------------------------------------------------------------------------------
             Utilities - 8.8%
     1,733   American Water Works Co., Inc.                              39,772
       739   Energen Corp.                                               41,266
       802   Integrys Energy Group, Inc.                                 41,921
     1,842   MDU Resources Group, Inc.                                   60,860
     1,671   Northeast Utilities                                         44,933
       976   OGE Energy Corp.                                            32,891
     1,094   Oneok, Inc.                                                 47,819
     2,083   Pepco Holdings, Inc.                                        52,804
     2,508   Sierra Pacific Resources                                    28,190
     1,110   UGI Corp.                                                   30,525
--------------------------------------------------------------------------------
                                                                        420,981
--------------------------------------------------------------------------------
             Total Common Stock - 87.0%
             (Cost $4,142,317)                                        4,145,358
--------------------------------------------------------------------------------
             Master Limited Partnerships - 12.6%
             Energy - 10.8%
       526   Buckeye Partners LP                                         22,781
       613   El Paso Pipeline Partners LP                                11,322
       969   Enbridge Energy Partners LP                                 47,035
     2,393   Energy Transfer Partners LP                                 69,038
     1,553   Energy Transfer Equity LP                                   69,109
     1,207   Linn Energy LLC                                             26,107
       688   Magellan Midstream Holdings LP                              15,253
       738   Magellan Midstream Partners LP                              27,439
       593   NuStar Energy LP                                            29,270
       973   ONEOK Partners LP                                           58,429
     1,247   Plains All American Pipeline LP                             59,420
       310   Sunoco Logistics Partners LP                                15,078
       372   TC Pipelines LP                                             12,711
     1,003   TEPPCO Partners LP                                          32,186
       557   Williams Partners LP                                        16,899
--------------------------------------------------------------------------------
                                                                        512,077
--------------------------------------------------------------------------------
             Financials - 1.1%
       977   AllianceBernstein Holding LP                                52,983
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Utilities - 0.7%
       603   Amerigas Partners LP                                  $     19,350
       356   Suburban Propane Partners LP                                13,645
--------------------------------------------------------------------------------
                                                                         32,995
--------------------------------------------------------------------------------
             Total Master Limited Partnerships - 12.6%
             (Cost $631,365)                                            598,055
--------------------------------------------------------------------------------
             Exchange - Traded Funds - 0.3%
       135   iShares Russell Midcap Index Fund
             (Cost $12,905)                                              12,794
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost $4,786,587)                                        4,756,207
             Other Assets in excess of Liabilities - 0.1%                 3,470
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $  4,759,677
================================================================================

ADR - American Depositary Receipt

LP - Limited Partnership

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 51

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

XRO | Claymore/Zacks Sector Rotation ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 99.9%
             Consumer Discretionary - 6.8%
    15,347   BorgWarner, Inc.                                      $    634,598
    12,701   Burger King Holdings, Inc.                                 315,239
    30,288   McDonald's Corp.                                         1,877,856
     5,900   priceline.com, Inc. (a)                                    548,582
    19,175   Ross Stores, Inc.                                          771,027
    21,838   Urban Outfitters, Inc. (a)                                 777,869
     7,325   WABCO Holdings, Inc.                                       320,835
    38,822   Yum! Brands, Inc.                                        1,385,169
--------------------------------------------------------------------------------
                                                                      6,631,175
--------------------------------------------------------------------------------
             Consumer Staples - 3.5%
    24,279   Costco Wholesale Corp.                                   1,628,150
    30,300   Wal-Mart Stores, Inc.                                    1,789,821
--------------------------------------------------------------------------------
                                                                      3,417,971
--------------------------------------------------------------------------------
             Financials - 13.5%
    27,116   Aflac, Inc.                                              1,537,477
    15,489   Assurant, Inc.                                             905,022
     9,621   BlackRock, Inc.                                          2,090,162
     1,340   Fairfax Financial Holdings Ltd. (Canada)                   288,904
    61,254   Hudson City Bancorp, Inc.                                1,129,524
    57,271   New York Community Bancorp, Inc.                           944,399
    19,868   Northern Trust Corp.                                     1,597,189
    16,862   Public Storage - REIT                                    1,489,252
     9,913   St. Joe Co.                                                369,457
    26,612   State Street Corp.                                       1,800,834
    16,000   Ventas, Inc. - REIT                                        726,720
     9,719   Waddell & Reed Financial, Inc.                             312,952
--------------------------------------------------------------------------------
                                                                     13,191,892
--------------------------------------------------------------------------------
             Health Care - 12.8%
    10,460   Alcon, Inc. (Switzerland)                                1,781,233
    10,656   Charles River Laboratories International, Inc. (a)         699,140
    28,446   Covidien Ltd. (Bermuda)                                  1,538,075
     5,485   Edwards Lifesciences Corp. (a)                             324,767
    21,721   Express Scripts, Inc. (a)                                1,594,539
    32,160   Gilead Sciences, Inc. (a)                                1,694,189
     7,819   Illumina, Inc. (a)                                         673,451
     8,411   ImClone Systems, Inc. (a)                                  541,668
     5,057   Intuitive Surgical, Inc. (a)                             1,493,180
     8,668   Invitrogen Corp. (a)                                       368,043
    15,878   Pharmaceutical Product Development, Inc.                   647,822
    16,904   Qiagen NV (Netherlands) (a)                                358,027
    13,135   Varian Medical Systems, Inc. (a)                           829,607
--------------------------------------------------------------------------------
                                                                     12,543,741
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Industrials - 26.6%
    12,996   AGCO Corp. (a)                                        $    800,944
    14,424   Ametek, Inc.                                               700,141
     9,328   Bucyrus International, Inc.                                651,561
    17,046   Burlington Northern Santa Fe Corp.                       1,830,740
    18,631   CH Robinson Worldwide, Inc.                                970,861
     7,946   Copart, Inc. (a)                                           349,703
    27,112   CSX Corp.                                                1,753,604
    20,793   Cummins, Inc.                                            1,354,872
    23,608   Deere & Co.                                              1,666,017
     7,623   Donaldson Co., Inc.                                        334,726
     4,243   DryShips, Inc. (Marshall Islands)                          311,606
    34,436   Emerson Electric Co.                                     1,611,605
     7,475   Flowserve Corp.                                            987,597
    14,642   Fluor Corp.                                              1,173,263
     5,592   General Cable Corp. (a)                                    275,238
    20,225   General Dynamics Corp.                                   1,866,768
    10,224   JB Hunt Transport Services, Inc.                           372,665
    13,475   Joy Global, Inc.                                           957,264
     7,735   Kansas City Southern (a)                                   397,811
    27,172   Norfolk Southern Corp.                                   1,997,957
    19,100   Parker Hannifin Corp.                                    1,223,737
     4,939   Ryder System, Inc.                                         318,664
    11,023   Shaw Group, Inc. (a)                                       546,079
     7,756   SPX Corp.                                                  924,903
    13,175   Stericycle, Inc. (a)                                       781,278
    22,554   Union Pacific Corp.                                      1,892,281
--------------------------------------------------------------------------------
                                                                     26,051,885
--------------------------------------------------------------------------------
             Information Technology - 16.5%
    19,579   Akamai Technologies, Inc. (a)                              448,359
    22,765   Amphenol Corp.                                           1,081,793
     7,220   Ansys, Inc. (a)                                            320,207
    10,170   Apple, Inc. (a)                                          1,724,120
    28,381   BMC Software, Inc. (a)                                     924,085
    41,297   Brocade Communications Systems, Inc. (a)                   306,424
    73,875   Corning, Inc.                                            1,517,393
    16,790   Flir Systems, Inc. (a)                                     599,403
     3,459   Itron, Inc. (a)                                            358,283
    38,377   QUALCOMM, Inc.                                           2,020,549
    14,973   Salesforce.com, Inc. (a)                                   838,788
    38,030   Tyco Electronics Ltd. (Bermuda)                          1,251,567
    27,029   VeriSign, Inc. (a)                                         864,117
    29,589   Western Digital Corp. (a)                                  806,596

See notes to financial statements.

52 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Information Technology (continued)
    55,108   Western Union Co.                                     $  1,522,083
    82,422   Yahoo! Inc. (a)                                          1,597,338
--------------------------------------------------------------------------------
                                                                     16,181,105
--------------------------------------------------------------------------------
             Materials - 18.5%
    11,665   Airgas, Inc.                                               691,035
    14,808   AK Steel Holding Corp.                                     779,049
    22,375   Celanese Corp.                                             862,780
     6,686   CF Industries Holdings, Inc.                             1,018,946
     8,570   Cleveland-Cliffs, Inc.                                     867,455
    18,067   Commercial Metals Co.                                      470,284
    26,209   Crown Holdings, Inc. (a)                                   727,038
     8,795   FMC Corp.                                                  646,784
    14,532   Freeport-McMoRan Copper & Gold, Inc.                     1,297,998
    52,939   Gerdau Ameristeel Corp. (Canada)                           748,557
    27,497   Mechel, ADR (Russia)                                       751,768
    11,770   Mosaic Co.                                               1,256,330
    22,804   Nucor Corp.                                              1,197,210
    24,506   Owens-Illinois, Inc. (a)                                 1,092,968
    18,070   Praxair, Inc.                                            1,623,409
     8,837   Reliance Steel & Aluminum Co.                              503,797
    18,969   Sigma-Aldrich Corp.                                      1,076,680
    26,149   Steel Dynamics, Inc.                                       649,280
    13,802   Terra Industries, Inc.                                     693,551
     7,371   United States Steel Corp.                                  980,859
    12,487   Valhi, Inc.                                                228,887
--------------------------------------------------------------------------------
                                                                     18,164,665
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Telecommunication Services - 1.7%
    32,244   American Tower Corp. (a)                              $  1,332,645
     9,947   Cellcom Israel Ltd. (Israel)                               312,833
--------------------------------------------------------------------------------
                                                                      1,645,478
--------------------------------------------------------------------------------
             Total Investments - 99.9%
             (Cost $96,957,260)                                      97,827,912
             Other Assets in excess of Liabilities - 0.1%                82,553
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $ 97,910,465
================================================================================

ADR - American Depositary Receipt

NV - Publicly-Traded Company

REIT - Real Estate Investment Trust

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 53

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

CVY | Claymore/Zacks Yield Hog ETF

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Common Stocks - 69.3%
             Consumer Discretionary - 6.3%
    11,355   Asbury Automotive Group, Inc.                         $    137,850
    23,535   Boyd Gaming Corp.                                          286,891
    26,168   CBS Corp. - Class B                                        423,398
     4,937   Daimler AG - Registered Shares (Germany)                   288,222
    19,601   Gannett Co., Inc.                                          348,702
     8,516   Genuine Parts Co.                                          361,249
    18,263   NutriSystem, Inc.                                          362,886
     7,854   Polaris Industries, Inc.                                   354,137
     5,117   Thomson Reuters Corp. (Canada)                             172,033
       714   Thomson Reuters PLC, ADR (United Kingdom)                  120,045
     4,973   VF Corp.                                                   394,110
--------------------------------------------------------------------------------
                                                                      3,249,523
--------------------------------------------------------------------------------
             Consumer Staples - 5.3%
    12,032   Cal-Maine Foods, Inc.                                      475,144
    23,879   ConAgra Foods, Inc.                                        507,906
     8,826   Kimberly-Clark Corp.                                       544,388
    10,253   Reynolds American, Inc.                                    543,204
    10,369   Unilever PLC, ADR (United Kingdom)                         278,097
     6,816   UST, Inc.                                                  365,269
--------------------------------------------------------------------------------
                                                                      2,714,008
--------------------------------------------------------------------------------
             Energy - 2.6%
     6,921   ENI SpA, ADR (Italy)                                       450,211
     8,860   Frontline Ltd. (Bermuda)                                   535,233
    13,933   Spectra Energy Corp.                                       368,667
--------------------------------------------------------------------------------
                                                                      1,354,111
--------------------------------------------------------------------------------
             Financials - 26.4%
    20,911   Aegon NV - NY Registered Shares (Netherlands)              246,541
    11,054   Allstate Corp.                                             498,867
    50,672   Anworth Mortgage Asset Corp. - REIT                        331,395
    32,551   Ashford Hospitality Trust, Inc. - REIT                     147,781
     7,498   Bank of Nova Scotia (Canada)                               344,908
    22,185   Boston Private Financial Holdings, Inc.                    198,334
    21,602   Brandywine Realty Trust - REIT                             375,875
     5,338   Canadian Imperial Bank of Commerce (Canada)                321,081
    11,701   Capital One Financial Corp.                                516,482
    21,464   CBL & Associates Properties, Inc. - REIT                   465,554
    15,069   Chimera Investment Corp. - REIT                             95,688
    10,719   Cincinnati Financial Corp.                                 317,711
     7,777   City National Corp.                                        384,884
    13,126   Colonial Properties Trust - REIT                           248,213
    15,145   Comerica, Inc.                                             425,423
    21,927   Duke Realty Corp. - REIT                                   548,833

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
    22,753   FelCor Lodging Trust, Inc. - REIT                     $    182,251
    14,340   First Industrial Realty Trust, Inc. - REIT                 338,281
    18,216   Hospitality Properties Trust - REIT                        413,139
    50,279   HRPT Properties Trust - REIT                               381,115
     6,687   HSBC Holdings PLC, ADR (United Kingdom)                    526,334
    14,733   ING Groep NV, ADR (Netherlands)                            458,933
    13,095   JPMorgan Chase & Co.                                       504,026
    28,873   Keycorp                                                    346,765
    21,993   Lexington Realty Trust - REIT                              327,916
     6,498   M&T Bank Corp.                                             463,567
    20,423   Medical Properties Trust, Inc. - REIT                      225,470
     3,677   Mercury General Corp.                                      187,306
    10,699   Old National Bancorp                                       186,484
    10,276   Oriental Financial Group, Inc. (Puerto Rico)               177,569
     9,379   Pacific Capital Bancorp NA                                 137,965
    11,191   Pennsylvania Real Estate Investment Trust - REIT           222,141
    34,064   People's United Financial, Inc.                            610,427
     8,764   PNC Financial Services Group, Inc.                         630,570
     7,318   Royal Bank of Canada (Canada)                              334,286
    19,991   Sunstone Hotel Investors, Inc. - REIT                      283,472
     7,818   Toronto-Dominion Bank (Canada)                             455,398
     5,397   Unitrin, Inc.                                              137,785
     4,635   Zenith National Insurance Corp.                            177,011
    13,102   Zions Bancorporation                                       351,658
--------------------------------------------------------------------------------
                                                                     13,527,439
--------------------------------------------------------------------------------
             Health Care - 5.4%
    24,707   Bristol-Myers Squibb Co.                                   527,247
    11,697   Eli Lilly & Co.                                            545,665
    12,645   GlaxoSmithKline PLC, ADR (United Kingdom)                  593,936
    29,084   Pfizer, Inc.                                               555,795
    15,088   Sanofi-Aventis SA, ADR (France)                            534,870
--------------------------------------------------------------------------------
                                                                      2,757,513
--------------------------------------------------------------------------------
             Industrials - 5.1%
     9,904   Avery Dennison Corp.                                       477,769
     5,654   Corporate Executive Board Co.                              205,806
    11,253   Deluxe Corp.                                               185,787
     7,835   Genesis Lease Ltd., ADR (Bermuda)                           91,199
     5,545   Grupo Aeroportuario del Pacifico SA de CV, ADR
             (Mexico)                                                   157,977
    14,480   Healthcare Services Group                                  282,070
    17,223   Knoll, Inc.                                                283,663
    14,070   Pitney Bowes, Inc.                                         480,490
    15,560   RR Donnelley & Sons Co.                                    433,813
--------------------------------------------------------------------------------
                                                                      2,598,574
--------------------------------------------------------------------------------

See notes to financial statements.

54 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Information Technology - 1.1%
    16,297   Paychex, Inc.                                         $    555,402
--------------------------------------------------------------------------------
             Materials - 6.3%
    14,148   Bemis Co., Inc.                                            395,012
    13,938   Dow Chemical Co.                                           475,704
    20,686   International Paper Co.                                    559,556
     8,377   Olin Corp.                                                 225,425
    14,392   Packaging Corp. of America                                 370,594
     8,933   PPG Industries, Inc.                                       561,528
     7,624   RPM International, Inc.                                    164,679
     9,781   Sims Group Ltd., ADR (Australia)                           286,388
     5,402   Sonoco Products Co.                                        186,693
--------------------------------------------------------------------------------
                                                                      3,225,579
--------------------------------------------------------------------------------
             Telecommunications - 2.5%
    14,153   AT&T, Inc.                                                 452,754
     3,873   BT Group PLC, ADR (United Kingdom)                         121,225
    21,872   Deutsche Telekom AG, ADR (Germany)                         360,232
     7,953   Embarq Corp.                                               375,064
--------------------------------------------------------------------------------
                                                                      1,309,275
--------------------------------------------------------------------------------
             Utilities - 8.3%
     5,239   AGL Resources, Inc.                                        173,201
     4,210   Allete, Inc.                                               177,746
     4,982   Alliant Energy Corp.                                       174,121
     8,879   Avista Corp.                                               198,002
    22,224   Centerpoint Energy, Inc.                                   352,917
     3,712   CPFL Energia SA, ADR (Brazil)                              233,522
    13,187   DPL, Inc.                                                  327,301
     3,642   Integrys Energy Group, Inc.                                190,367
     5,658   New Jersey Resources Corp.                                 204,706
     5,578   NSTAR                                                      188,760
     5,574   OGE Energy Corp.                                           187,844
    13,860   Pepco Holdings, Inc.                                       351,351
    14,223   PG&E Corp.                                                 587,837
     6,919   Piedmont Natural Gas Co.                                   199,613
     9,378   SCANA Corp.                                                367,618
    15,615   Westar Energy, Inc.                                        353,680
--------------------------------------------------------------------------------
                                                                      4,268,586
--------------------------------------------------------------------------------
             Total Common Stocks - 69.3%
             (Cost $39,431,255)                                      35,560,010
--------------------------------------------------------------------------------

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Master Limited Partnerships - 11.3%
             Energy - 8.7%
    17,813   Boardwalk Pipeline Partners LP                        $    437,665
     9,982   Enbridge Energy Partners LP                                484,526
    11,088   Energy Transfer Equity LP                                  319,889
     9,726   Energy Transfer Partners LP                                432,807
    14,485   Enterprise Products Partners LP                            426,583
     7,390   Kinder Morgan Energy Partners LP                           424,482
    12,406   MarkWest Energy Partners LP                                427,263
    10,162   NuStar Energy LP                                           501,596
    30,256   Pengrowth Energy Trust (Canada)                            537,044
    10,067   Plains All American Pipeline LP                            479,693
--------------------------------------------------------------------------------
                                                                      4,471,548
--------------------------------------------------------------------------------
             Financials - 1.4%
     5,547   AllianceBernstein Holding LP                               300,814
    21,597   Blackstone Group LP                                        386,154
--------------------------------------------------------------------------------
                                                                        686,968
--------------------------------------------------------------------------------
             Materials - 1.2%
     5,114   Terra Nitrogen Co. LP                                      612,964
--------------------------------------------------------------------------------
             Total Master Limited Partnerships
             (Cost $6,174,236)                                        5,771,480
--------------------------------------------------------------------------------
             Closed-End Funds - 9.7%
     9,367   BlackRock Enhanced Equity Yield & Premium Fund, Inc.       128,422
     9,449   BlackRock Enhanced Equity Yield Fund, Inc.                 129,073
    24,730   BlackRock Senior High Income Fund, Inc.                    107,081
    11,599   Cohen & Steers Global Income Builder, Inc.                 168,997
    24,561   Credit Suisse High Yield Bond Fund                          71,718
    25,517   Eaton Vance Tax-Managed Buy-Write Opportunities
             Fund                                                       405,720
    38,795   Eaton Vance Tax-Managed Diversified Equity Income
             Fund                                                       562,528
    30,686   Evergreen Income Advantage Fund                            305,633
    32,725   Highland Credit Strategies Fund                            395,318
    74,602   Liberty All Star Equity Fund                               420,009
    43,044   Neuberger Berman Real Estate Securities Income
             Fund, Inc.                                                 381,370
    51,562   New America High Income Fund, Inc.                          77,343
    18,735   Nuveen Floating Rate Income Opportunity Fund               185,102
    13,850   Nuveen Real Estate Income Fund                             204,980
    34,628   Pimco Floating Rate Strategy Fund                          439,429
    21,223   Pioneer Floating Rate Trust                                275,050
     9,301   Royce Micro-Cap Trust, Inc.                                102,032
    24,350   Tri-Continental Corp.                                      429,534
    41,657   Zweig Fund, Inc.                                           179,542
--------------------------------------------------------------------------------
             (Cost $5,863,798)                                        4,968,881
--------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 55

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

    Number
 of Shares   Description                                                  Value
--------------------------------------------------------------------------------
             Income Trusts - 4.5%
             Energy - 4.5%
    27,935   Advantage Energy Income Fund (Canada)                 $    316,504
     9,978   Baytex Energy Trust (Canada)                               303,231
    13,223   Enerplus Resources Fund (Canada)                           572,424
    18,832   Penn West Energy Trust (Canada)                            552,907
    53,404   Provident Energy Trust (Canada)                            563,946
--------------------------------------------------------------------------------
             (Cost $2,281,746)                                        2,309,012
--------------------------------------------------------------------------------
             Royalty Trusts - 3.1%
             Energy - 3.1%
     6,553   BP Prudhoe Bay Royalty Trust                               604,711
    27,047   Permian Basin Royalty Trust                                661,299
     8,108   San Juan Basin Royalty Trust                               332,104
--------------------------------------------------------------------------------
             (Cost $1,584,955)                                        1,598,114
--------------------------------------------------------------------------------
             Preferred Stocks - 1.7%
             Financials - 1.7%
     5,496   Deutsche Bank Contingent Capital Trust
             II, 6.55%, 05/23/17                                        109,150
    24,990   Deutsche Bank Contingent Capital Trust
             III, 7.60%, 02/20/18                                       583,267
     7,281   ING Groep NV (Netherlands), 7.375%, 10/15/12               166,662
--------------------------------------------------------------------------------
             (Cost $927,371)                                            859,079
--------------------------------------------------------------------------------
             Total Investments - 99.6%
             (Cost $56,263,361)                                      51,066,576
             Other Assets in excess of Liabilities - 0.4%               220,854
--------------------------------------------------------------------------------
             Net Assets - 100.0%                                   $ 51,287,430
================================================================================

ADR - American Depositary Receipt

AG - Stock Corporation

LP - Limited Partnership

NV - Publicly-Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

56 | Annual Report | August 31, 2008

                       This Page Intentionally Left Blank.

Claymore Exchange-Traded Fund Trust

Statement of Assets and Liabilities | August 31, 2008

                                                                                             Claymore/
                                                                                                 Great
                                                                                             Companies     Claymore/
                                                             Claymore/       Claymore/       Large-Cap    Ocean Tomo      Claymore/
                                                                   BNY           Clear          Growth        Growth     Ocean Tomo
                                                              BRIC ETF    Spin-Off ETF       Index ETF     Index ETF     Patent ETF
------------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments in securities, at value                 $   858,092,202   $  15,218,905   $   6,118,491   $ 2,519,703   $ 10,263,096
   Cash                                                        115,587          12,521          29,675        27,093             --
   Receivables:
      Dividends                                              1,573,981           8,870           7,041         3,315         22,257
      Security lending income                                   39,078             106              --             3             31
      Investments sold                                         234,423              --              --            --            953
   Due from Adviser                                                 --          56,174          39,972        36,830         65,303
   Other assets                                                 23,066           1,276           1,028           970          1,754
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                            860,078,337      15,297,852       6,196,207     2,587,914     10,353,394
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
   Custodian bank                                                   --              --              --            --         15,603
   Payables:
      Fund shares redeemed                                     167,227              --              --            --             --
      Investments purchased                                         --              --              --            --             --
      Administration fee payable                                14,758              --              --            --             --
   Accrued advisory fees                                       337,152              --              --            --             --
   Accrued expenses                                            279,374          65,698          70,216        66,620         68,619
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           798,511          65,698          70,216        66,620         84,222
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                             $   859,279,826   $  15,232,154   $   6,125,991   $ 2,521,294   $ 10,269,172
====================================================================================================================================

Composition of Net Assets
   Paid-in capital                                     $ 1,063,490,561   $  24,290,026   $   7,430,926   $ 2,717,409   $ 10,783,457
   Accumulated undistributed net
      investment income (loss)                              11,219,538         218,379          33,780         4,283         95,143
   Accumulated net realized gain (loss)
      on investments                                       (13,543,246)     (6,394,593)       (155,598)      (14,411)        (9,396)
   Net unrealized appreciation (depreciation)
      on investments                                      (201,887,027)     (2,881,658)     (1,183,117)     (185,987)      (600,032)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                             $   859,279,826   $  15,232,154   $   6,125,991   $ 2,521,294   $ 10,269,172
====================================================================================================================================
   Shares outstanding ($0.01 par value with
      unlimited amount authorized)                          20,000,800         700,000         300,000       100,000        400,000
====================================================================================================================================
   Net Asset Value                                     $         42.96   $       21.76   $       20.42   $     25.21   $      25.67
====================================================================================================================================
   Investments in securities, at cost                  $ 1,059,979,229   $  18,100,563   $   7,301,608   $ 2,705,690   $ 10,863,128
====================================================================================================================================

See notes to financial statements.

58 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

                                                                                          Claymore/       Claymore/       Claymore/
                                               Claymore/      Claymore/      Claymore/        Zacks           Zacks           Zacks
                                                Sabrient       Sabrient       Sabrient      Mid-Cap          Sector           Yield
                                            Defender ETF    Insider ETF    Stealth ETF     Core ETF    Rotation ETF         Hog ETF
------------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments in securities, at value     $  17,124,810  $  30,813,155  $   8,821,694  $ 4,756,207  $   97,827,912  $   51,066,576
   Cash                                               --         10,201             --       17,182         129,878         101,805
   Receivables:
      Dividends                                   73,032         41,274          5,630        7,132         149,033         206,519
      Security lending income                        301            562            233           --             171           5,345
      Investments sold                            60,351             --         77,566           --              --              --
   Due from Adviser                               70,000         60,869         75,158       34,122              --              --
   Other assets                                    1,217          3,598          1,063        1,222           3,872           8,335
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                               17,329,711     30,929,659      8,981,344    4,815,865      98,110,866      51,388,580
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
   Custodian bank                                 72,365             --         59,027           --              --              --
   Payables:
      Fund shares redeemed                            --             --             --           --          49,564              --
      Investments purchased                           --             --         17,144           --              --              --
      Administration fee payable                      --            711             --           --           2,363           1,177
   Accrued advisory fees                              --             --             --           --          42,803           3,687
   Accrued expenses                               73,633         74,169         71,621       56,188         105,671          96,286
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                             145,998         74,880        147,792       56,188         200,401         101,150
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                 $  17,183,713  $  30,854,779  $   8,833,552  $ 4,759,677  $   97,910,465  $   51,287,430
====================================================================================================================================

Composition of Net Assets
   Paid-in capital                         $  20,674,814  $  36,692,411  $  15,873,236  $ 5,478,975  $  122,230,537  $   74,469,635
   Accumulated undistributed net
      investment income (loss)                   280,969        331,930        117,955       21,369         204,678         220,805
   Accumulated net realized gain (loss)
      on investments                          (2,627,001)    (5,298,899)    (7,236,103)    (710,287)    (25,395,402)    (18,206,225)
   Net unrealized appreciation
      (depreciation) on investments           (1,145,069)      (870,663)        78,464      (30,380)        870,652      (5,196,785)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                 $  17,183,713  $  30,854,779  $   8,833,552  $ 4,759,677  $   97,910,465  $   51,287,430
====================================================================================================================================
   Shares outstanding ($0.01 par value
      with unlimited amount authorized)          700,000      1,150,800        400,800      200,000       3,550,800       2,450,800
====================================================================================================================================
   Net Asset Value                         $       24.55  $       26.81  $       22.04  $     23.80  $        27.57  $        20.93
====================================================================================================================================
   Investments in securities, at cost      $  18,269,879  $  31,683,818  $   8,743,230  $ 4,786,587  $   96,957,260  $   56,263,361
====================================================================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 59

Claymore Exchange-Traded Fund Trust

Statement of Operations | For the year ended August 31, 2008

                                                                                              Claymore/
                                                                                                  Great
                                                                                              Companies    Claymore/
                                                                Claymore/      Claymore/      Large-Cap   Ocean Tomo      Claymore/
                                                                      BNY          Clear         Growth       Growth     Ocean Tomo
                                                                 BRIC ETF   Spin-Off ETF      Index ETF    Index ETF     Patent ETF
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividend income                                         $   16,915,029   $    594,342   $     94,731   $   28,706   $    211,423
   Return of capital distributions received                            --        (43,908)            --           --             --
------------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                         16,915,029        550,434         94,731       28,706        211,423
   Interest                                                         4,862            255             --           --             --
   Net securities lending income                                1,933,334         62,031            392           18            384
   Foreign taxes withheld                                        (193,177)            --         (1,423)        (458)        (8,393)
------------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                     18,660,048        612,720         93,700       28,266        203,414
------------------------------------------------------------------------------------------------------------------------------------

Expenses
   Advisory fee                                                 4,866,235        150,890         29,708       13,211         50,744
   Administration fee                                             183,099          8,298          1,634          727          2,791
   Custodian fee                                                   83,563         52,876         47,856       47,803         56,613
   Licensing                                                      389,299         30,253          5,942        2,642         10,148
   Listing fee and expenses                                        13,298            762          1,050          150          1,162
   Miscellaneous                                                   40,285         13,440         11,705       11,980         12,941
   Offering costs                                                   2,687         14,098         28,596       28,596         14,098
   Printing expenses                                              197,795         20,916         11,069        6,527         10,569
   Professional fees                                               92,267         29,246         27,469       28,896         26,579
   Registration & filings                                          21,380            415            270           75             83
   Trustees' fees and expenses                                      3,417          3,441          4,734        4,401          3,429
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                               5,893,325        324,635        170,033      145,008        189,157
   Advisory fees waived                                           (50,207)      (117,832)       (29,708)     (13,211)       (50,744)
   Other expenses waived or reimbursed                                 --             --        (78,493)     (91,411)       (61,800)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                 5,843,118        206,803         61,832       40,386         76,613
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                12,816,930        405,917         31,868      (12,120)       126,801
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on
   Investments                                                (13,182,771)    (6,249,231)      (160,964)     (14,074)        51,969
   In-kind transactions                                       156,826,775     (2,732,088)            --      245,102        451,502
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      143,644,004     (8,981,319)      (160,964)     231,028        503,471
Net change in unrealized appreciation
   (depreciation) on investments                             (246,373,841)      (680,250)      (976,111)    (424,792)    (1,313,087)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                         (102,729,837)    (9,661,569)    (1,137,075)    (193,764)      (809,616)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                               $  (89,912,907)  $ (9,255,652)  $ (1,105,207)  $ (205,884)  $   (682,815)
====================================================================================================================================

See notes to financial statements.

60 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

                                                                                            Claymore/      Claymore/      Claymore/
                                                    Claymore/     Claymore/     Claymore/       Zacks          Zacks          Zacks
                                                     Sabrient      Sabrient      Sabrient     Mid-Cap         Sector          Yield
                                                 Defender ETF   Insider ETF   Stealth ETF    Core ETF   Rotation ETF        Hog ETF
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividend income                               $    763,128  $    711,626  $    334,856  $   77,465  $   1,293,486  $   4,264,521
   Return of capital distributions received           (36,966)      (45,330)       (7,368)     (9,136)            --       (305,961)
------------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                726,162       666,296       327,488      68,329      1,293,486      3,958,560
   Interest                                                30            --            --          --            551          1,335
   Net securities lending income                        5,807        76,258        30,508          30         39,189        174,167
   Foreign taxes withheld                             (26,858)           --          (128)     (1,316)        (3,842)      (103,851)
------------------------------------------------------------------------------------------------------------------------------------
   Total investment income                            705,141       742,554       357,868      67,043      1,329,384      4,030,211
------------------------------------------------------------------------------------------------------------------------------------

Expenses
   Advisory fee                                       112,588       144,303        57,497      24,652        529,610        311,760
   Administration fee                                   6,192         7,937         3,162       1,356         29,128         17,147
   Custodian fee                                       58,136        54,492        59,265      48,541         56,369         72,967
   Licensing                                           22,518        28,860        11,500       4,931        133,883         68,564
   Listing fee and expenses                             1,224         1,064         3,689         150          4,389          4,204
   Miscellaneous                                       13,717        13,661        13,393      12,835         15,844         15,858
   Offering costs                                      14,098         2,687         2,687      28,596             --             --
   Printing expenses                                   16,758        19,448        17,872       8,052         28,013         21,665
   Professional fees                                   30,650        33,184        28,163      29,866         49,328         38,727
   Registration & filings                                  56           524           346         150          1,710            174
   Trustees' fees and expenses                          3,066         3,430         3,452       3,370          3,093          3,395
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                     279,003       309,590       201,026     162,499        851,367        554,461
   Advisory fees waived                              (112,588)     (119,878)      (57,497)    (24,652)      (162,874)      (149,173)
   Other expenses waived or reimbursed                 (9,405)           --       (66,752)    (82,588)            --             --
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                       157,010       189,712        76,777      55,259        688,493        405,288
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                       548,131       552,842       281,091      11,784        640,891      3,624,923
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
   on Investments
Net realized gain (loss) on
   Investments                                     (2,458,629)   (4,480,255)   (4,972,129)   (715,455)   (23,595,200)   (16,919,901)
   In-kind transactions                               813,304     1,990,637      (550,005)    224,098      7,717,999      2,445,272
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                           (1,645,325)   (2,489,618)   (5,522,134)   (491,357)   (15,877,201)   (14,474,629)
Net change in unrealized appreciation
   (depreciation) on investments                     (694,069)     (578,625)    2,584,485     157,777       (148,048)       477,366
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                               (2,339,394)   (3,068,243)   (2,937,649)   (333,580)   (16,025,249)   (13,997,263)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                     $ (1,791,263) $ (2,515,401) $ (2,656,558) $ (321,796) $ (15,384,358) $ (10,372,340)
====================================================================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 61

Claymore Exchange-Traded Fund Trust

Statement of Changes in Net Assets |

                                                        Claymore/BNY BRIC ETF              Claymore/Clear Spin-Off ETF
                                                 ----------------------------------   ------------------------------------
                                                   For the Year     For the Period      For the Year      For the Period
                                                      Ended             Ended              Ended              Ended
                                                 August 31, 2008   August 31, 2007*   August 31, 2008   August 31, 2007**
--------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                  $    12,816,930   $      3,301,559   $       405,917   $          46,724
   Net realized gain (loss) on investments           143,644,004         20,858,385        (8,981,319)          4,023,130
   Net unrealized appreciation
     (depreciation) on investments                  (246,373,841)        44,486,814          (680,250)         (2,201,408)
--------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                    (89,912,907)        68,646,758        (9,255,652)          1,868,446
--------------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders
   From and in excess of net investment income        (4,801,815)          (148,236)         (239,850)                 --
   Return of capital                                          --                 --                --                  --
--------------------------------------------------------------------------------------------------------------------------
   Total distributions                                (4,801,815)          (148,236)         (239,850)                 --
--------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                    1,166,965,039        531,253,119        10,976,579          86,093,822
   Cost of shares redeemed                          (632,062,230)      (180,679,902)      (37,042,030)        (37,169,161)
--------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
        share transactions                           534,902,809        350,573,217       (26,065,451)         48,924,661
--------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets         440,188,087        419,071,739       (35,560,953)         50,793,107

Net Assets
   Beginning of period                               419,091,739             20,000        50,793,107                  --
--------------------------------------------------------------------------------------------------------------------------
   End of period                                 $   859,279,826   $    419,091,739   $    15,232,154   $      50,793,107
==========================================================================================================================
   Undistributed net investment
     income (loss) at end of period              $    11,219,538   $      3,198,954   $       218,379   $          78,400
==========================================================================================================================

Changes in Shares Outstanding
   Shares sold                                        22,800,000         16,000,000           400,000           3,000,000
   Shares redeemed                                   (13,100,000)        (5,700,000)       (1,450,000)         (1,250,000)
   Shares outstanding, beginning of period            10,300,800                800         1,750,000                  --
--------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                  20,000,800         10,300,800           700,000           1,750,000
==========================================================================================================================

                                                       Claymore/Great Companies
                                                      Large-Cap Growth Index ETF
                                              ----------------------------------------
                                                   For the Year      For the Period
                                                      Ended              Ended
                                                 August 31, 2008   August 31, 2007***
--------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                  $        31,868   $             (794)
   Net realized gain (loss) on investments              (160,964)               5,764
   Net unrealized appreciation
     (depreciation) on investments                      (976,111)            (207,006)
--------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                     (1,105,207)            (202,036)
--------------------------------------------------------------------------------------

Distribution to Shareholders
   From and in excess of net investment income           (37,000)                  --
   Return of capital                                          --                   --
--------------------------------------------------------------------------------------
   Total distributions                                   (37,000)                  --
--------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                        2,266,907            5,203,327
   Cost of shares redeemed                                    --                   --
--------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
        share transactions                             2,266,907            5,203,327
--------------------------------------------------------------------------------------
     Total increase (decrease) in net assets           1,124,700            5,001,291

Net Assets
   Beginning of period                                 5,001,291                   --
--------------------------------------------------------------------------------------
   End of period                                 $     6,125,991   $        5,001,291
======================================================================================
   Undistributed net investment
     income (loss) at end of period              $        33,780   $           15,127
======================================================================================
Changes in Shares Outstanding
   Shares sold                                           100,000              200,000
   Shares redeemed                                            --                   --
   Shares outstanding, beginning of period               200,000                   --
--------------------------------------------------------------------------------------
   Shares outstanding, end of period                     300,000              200,000
======================================================================================

*     Commencement of investment operations - September 21, 2006.

**    Commencement of investment operations - December 15, 2006.

***   Commencement of investment operations - April 2, 2007.

See notes to financial statements.

62 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

                                                 Claymore/Ocean Tomo Growth Index ETF      Claymore/Ocean Tomo Patent ETF
                                                 ------------------------------------   ------------------------------------
                                                   For the Year      For the Period       For the Year     For the Period
                                                      Ended              Ended               Ended              Ended
                                                 August 31, 2008   August 31, 2007***   August 31, 2008   August 31, 2007**
----------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                  $       (12,120)  $           (5,180)  $       126,801   $          89,687
   Net realized gain (loss) on investments               231,028                 (182)          503,471           1,172,765
   Net unrealized appreciation
     (depreciation) on investments                      (424,792)             238,805        (1,313,087)            713,055
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                       (205,884)             233,443          (682,815)          1,975,507
----------------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders
   From and in excess of net investment income           (17,000)                  --          (240,000)             (1,710)
   Return of capital                                          --                   --                --                  --
----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                   (17,000)                  --          (240,000)             (1,710)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
   Proceeds from sale of shares                        1,497,572            2,510,735         4,320,250          15,088,340
   Cost of shares redeemed                            (1,497,572)                  --        (1,504,852)         (8,685,548)
----------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
        share transactions                                    --            2,510,735         2,815,398           6,402,792
----------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets            (222,884)           2,744,178         1,892,583           8,376,589

Net Assets
   Beginning of period                                 2,744,178                   --         8,376,589                  --
----------------------------------------------------------------------------------------------------------------------------
   End of period                                 $     2,521,294   $        2,744,178   $    10,269,172   $       8,376,589
============================================================================================================================
   Undistributed net investment
     income (loss) at end of period              $         4,283   $           10,653   $        95,143   $         117,436
============================================================================================================================

Changes in Shares Outstanding
   Shares sold                                            50,000              100,000           150,000             600,000
   Shares redeemed                                       (50,000)                  --           (50,000)           (300,000)
   Shares outstanding, beginning of period               100,000                   --           300,000                  --
----------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                     100,000              100,000           400,000             300,000
============================================================================================================================

                                                    Claymore/Sabrient Defender ETF
                                                 ------------------------------------
                                                   For the Year      For the Period
                                                      Ended               Ended
                                                 August 31, 2008   August 31, 2007**
-------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                  $       548,131   $         303,042
   Net realized gain (loss) on investments            (1,645,325)          1,421,004
   Net unrealized appreciation
     (depreciation) on investments                      (694,069)           (451,000)
-------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                     (1,791,263)          1,273,046
-------------------------------------------------------------------------------------

Distribution to Shareholders
   From and in excess of net investment income          (430,500)             (3,336)
   Return of capital                                          --                  --
-------------------------------------------------------------------------------------
   Total distributions                                  (430,500)             (3,336)
-------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                       14,001,094          45,211,514
   Cost of shares redeemed                           (22,252,149)        (18,824,693)
-------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
     share transactions                               (8,251,055)         26,386,821
-------------------------------------------------------------------------------------
     Total increase (decrease) in net assets         (10,472,818)         27,656,531

Net Assets
   Beginning of period                                27,656,531                  --
-------------------------------------------------------------------------------------
   End of period                                 $    17,183,713   $      27,656,531
=====================================================================================
   Undistributed net investment
     income (loss) at end of period              $       280,969   $         268,681
=====================================================================================

Changes in Shares Outstanding
   Shares sold                                           550,000           1,750,000
   Shares redeemed                                      (900,000)           (700,000)
   Shares outstanding, beginning of period             1,050,000                  --
-------------------------------------------------------------------------------------
   Shares outstanding, end of period                     700,000           1,050,000
=====================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 63

Claymore Exchange-Traded Fund Trust | Statement of Changes in Net Assets continued

                                                         Claymore/Sabrient                  Claymore/Sabrient
                                                            Insider ETF                        Stealth ETF
                                                ---------------------------------  -----------------------------------
                                                  For the Year    For the Period     For the Year    For the Period
                                                     Ended             Ended            Ended            Ended
                                                August 31, 2008  August 31, 2007*  August 31, 2008  August 31, 2007*
----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                 $       552,842  $        125,659  $       281,091  $        153,878
   Net realized gain (loss) on investments           (2,489,618)        5,495,684       (5,522,134)        2,185,657
   Net unrealized appreciation (depreciation)
     on investments                                    (578,625)         (292,038)       2,584,485        (2,506,021)
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                    (2,515,401)        5,329,305       (2,656,558)         (166,486)
----------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders
   From and in excess of net investment income         (266,224)          (55,130)        (240,975)          (42,717)
   Return of capital                                         --                --               --                --
----------------------------------------------------------------------------------------------------------------------
   Total distributions                                 (266,224)          (55,130)        (240,975)          (42,717)
----------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                      15,981,093        92,612,120        9,404,844        59,178,714
   Cost of shares redeemed                           13,321,007)      (66,929,977)     (16,068,257)      (40,595,013)
----------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
        share transactions                            2,660,086        25,682,143       (6,663,413)       18,583,701
----------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets           (121,539)       30,956,318       (9,560,946)       18,374,498

Net Assets
   Beginning of period                               30,976,318            20,000       18,394,498            20,000
----------------------------------------------------------------------------------------------------------------------
   End of period                                $    30,854,779  $     30,976,318  $     8,833,552  $     18,394,498
======================================================================================================================
   Undistributed net investment
     income (loss) at end of period             $       331,930  $        101,945  $       117,955  $        122,355
======================================================================================================================

Changes in Shares Outstanding
   Shares sold                                          550,000         3,450,000          350,000         2,150,000
   Shares redeemed                                     (450,000)       (2,400,000)        (650,000)       (1,450,000)
   Shares outstanding, beginning of period            1,050,800               800          700,800               800
----------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                  1,150,800         1,050,800          400,800           700,800
======================================================================================================================

                                                           Claymore/Zacks
                                                          Mid-Cap Core ETF
                                                -------------------------------------
                                                  For the Year    For the Period
                                                     Ended             Ended
                                                August 31, 2008  August 31, 2007***
-------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                 $      11,784    $           (2,827)
   Net realized gain (loss) on investments           (491,357)              160,015
   Net unrealized appreciation (depreciation)
     on investments                                   157,777              (188,157)
-------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                    (321,796)              (30,969)
-------------------------------------------------------------------------------------

Distribution to Shareholders
   From and in excess of net investment income        (19,000)                   --
   Return of capital                                       --                    --
-------------------------------------------------------------------------------------
   Total distributions                                (19,000)                   --
-------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                     2,603,741             6,502,269
   Cost of shares redeemed                         (2,603,741)           (1,370,827)
-------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
        share transactions                                 --             5,131,442
-------------------------------------------------------------------------------------
     Total increase (decrease) in net assets         (340,796)            5,100,473

Net Assets
   Beginning of period                              5,100,473                    --
-------------------------------------------------------------------------------------
   End of period                                $   4,759,677    $        5,100,473
=====================================================================================
   Undistributed net investment
     income (loss) at end of period             $      21,369    $           12,762
=====================================================================================

Changes in Shares Outstanding
   Shares sold                                        100,000               250,000
   Shares redeemed                                   (100,000)              (50,000)
   Shares outstanding, beginning of period            200,000                    --
-------------------------------------------------------------------------------------
   Shares outstanding, end of period                  200,000               200,000
=====================================================================================

*     Commencement of investment operations - September 21, 2006.

**    Commencement of investment operations - December 15, 2006.

***   Commencement of investment operations - April 2, 2007.

See notes to financial statements.

64 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

                                                Claymore/Zacks Sector Rotation ETF    Claymore/Zacks Yield Hog ETF
                                                ---------------------------------- ----------------------------------
                                                 For the Year     For the Period     For the Year    For the Period
                                                     Ended            Ended             Ended            Ended
                                                August 31, 2008  August 31, 2007*  August 31, 2008  August 31, 2007*
---------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                 $       640,891  $        319,878  $     3,624,923  $      3,002,318
   Net realized gain (loss) on investments          (15,877,201)        4,797,840      (14,474,629)        5,020,729
   Net unrealized appreciation (depreciation)
     on investments                                    (148,048)        1,018,700          477,366        (5,674,151)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations                   (15,384,358)        6,136,418      (10,372,340)        2,348,896
---------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders
   From and in excess of net investment income         (635,405)          (56,130)      (2,943,766)       (2,593,333)
   Return of capital                                         --                --         (881,144)         (367,463)
---------------------------------------------------------------------------------------------------------------------
   Total distributions                                 (635,405)          (56,130)      (3,824,910)       (2,960,796)
---------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                     192,680,770       145,454,643       50,404,732       215,406,445
   Cost of shares redeemed                         (143,760,837)      (86,544,636)     (79,030,683)     (120,703,914)
---------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from capital
        share transactions                           48,919,933        58,910,007      (28,625,951)       94,702,531
---------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets         32,900,170        64,990,295      (42,823,201)       94,090,631

Net Assets
   Beginning of period                               65,010,295            20,000       94,110,631            20,000
---------------------------------------------------------------------------------------------------------------------
   End of period                                $    97,910,465  $     65,010,295  $    51,287,430  $     94,110,631
=====================================================================================================================
   Undistributed net investment
     income (loss) at end of period             $       204,678  $        223,730  $       220,805  $        129,281
=====================================================================================================================

Changes in Shares Outstanding
   Shares sold                                        6,200,000         5,250,000        2,000,000         8,050,000
   Shares redeemed                                   (4,850,000)       (3,050,000)      (3,150,000)       (4,450,000)
   Shares outstanding, beginning of period            2,200,800               800        3,600,800               800
---------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                  3,550,800         2,200,800        2,450,800         3,600,800
=====================================================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 65

Claymore Exchange-Traded Fund Trust

Financial Highlights |

EEB | Claymore/BNY BRIC ETF

                                                                                                   For the Period
                                                                             For the Year    September 21, 2006**
Per share operating performance                                                     Ended                 through
for a share outstanding throughout the period                             August 31, 2008         August 31, 2007
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        40.69         $         24.58
--------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.65                    0.62
   Net realized and unrealized gain (loss) on investments                           1.86                   15.54
--------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                              2.51                   16.16
--------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                           (0.24)                  (0.05)
--------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        42.96         $         40.69
====================================================================================================================

Market value, end of period                                               $        42.98         $         40.75
====================================================================================================================

Total return *(b)
   Net asset value                                                                  6.06%                  65.78%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $      859,280         $       419,092
Ratio of net expenses to average net assets*                                        0.60%                   0.64%(c)
Ratio of net investment income (loss) to average net assets*                        1.32%                   1.89%(c)
Portfolio turnover rate (d)                                                            6%                      3%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                    0.61%                   0.68%(c)
   Ratio of net investment income (loss) to average net assets                      1.31%                   1.85%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

66 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CSD | Claymore/Clear Spin-Off ETF

                                                                                                  For the Period
                                                                      For the Fiscal Year    December 15, 2006**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        29.02         $         25.18
--------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.34                    0.04
   Net realized and unrealized gain (loss) on investments                          (7.42)                   3.80
--------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (7.08)                   3.84
--------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                                           (0.18)                     --
--------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        21.76         $         29.02
====================================================================================================================

Market value, end of period                                               $        21.79         $         28.97
====================================================================================================================

Total return*(b)
   Net asset value                                                                -24.50%                  15.25%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $       15,232         $        50,793
Ratio of net expenses to average net assets *                                       0.69%                   0.75%(c)
Ratio of net investment income to average net assets *                              1.34%                   0.17%(c)
Portfolio turnover rate (d)                                                           62%                     23%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                    1.08%                   1.11%(c)
   Ratio of net investment income (loss) to average net assets                      0.95%                  -0.19%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 67

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

                                                                                                  For the Period
                                                                      For the Fiscal Year        April 2, 2007**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        25.01         $        25.02
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.12                  (0.01)
   Net realized and unrealized gain (loss) on investments                          (4.52)                    --
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (4.40)                 (0.01)
-------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
   From and in excess of Net investment income                                     (0.19)                    --
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        20.42         $        25.01
===================================================================================================================
Market value, end of period                                               $        20.62         $        25.02
===================================================================================================================

Total return*(b)
   Net asset value                                                                -17.73%                 -0.04%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $        6,126         $        5,001
Ratio of net expenses to average net assets**                                       1.04%                  1.77%(c)
Ratio of net investment income (loss) to average net assets                         0.54%                 -0.06%(c)
Portfolio turnover rate (d)                                                           25%                     2%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                                          2.86%                  7.01%(c)
   Ratio of net investment income (loss) to average net assets                     -1.28%                 -5.30%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

68 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

OTR | Claymore/Ocean Tomo Growth Index ETF

                                                                                                  For the Period
                                                                             For the Year        April 2, 2007**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        27.44         $        25.14
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                (0.12)                 (0.05)
   Net realized and unrealized gain (loss) on investments                          (1.94)                  2.35
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (2.06)                  2.30
-------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from
   From and in excess of Net investment income                                     (0.17)                    --
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        25.21         $        27.44
===================================================================================================================

Market value, end of period                                               $        25.65         $        27.45
===================================================================================================================

Total return*(b)
   Net asset value                                                                 -7.58%                  9.15%

Ratios and supplemental data
Net assets, end of period (thousands)*                                    $        2,521         $        2,744
Ratio of net expenses to average net assets*                                        1.53%                  2.03%(c)
Ratio of net investment loss to average net assets                                 -0.46%                 -0.46%(c)
Portfolio turnover rate (d)                                                           24%                     1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                                          5.49%                  8.48%(c)
   Ratio of net investment income (loss) to average net assets                     -4.42%                 -6.91%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 69

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

OTP | Claymore/Ocean Tomo Patent ETF

                                                                                                  For the Period
                                                                             For the Year    December 15, 2006**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        27.92         $        25.27
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.34                   0.17
   Net realized and unrealized gain (loss) on investments                          (1.99)                  2.48
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (1.65)                  2.65
-------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                           (0.60)                    --(e)
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        25.67         $        27.92
===================================================================================================================

Market value, end of period                                               $        25.84         $        27.66
===================================================================================================================

Total return*(b)
   Net asset value                                                                 -6.11%                 10.50%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $       10,269         $        8,377
Ratio of net expenses to average net assets*                                        0.75%                  0.91%(c)
Ratio of net investment income (loss) to average net assets*                        1.25%                  0.90%(c)
Portfolio turnover rate (d)                                                           18%                     4%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                    1.86%                  1.97%(c)
   Ratio of net investment income (loss) to average net assets                      0.14%                 -0.16%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") Dividends and distributions are assumed to be reinvested at NAV Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

(e)   Amount is less than $0.01.

See notes to financial statements.

70 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

DEF | Claymore/Sabrient Defender ETF

                                                                                                  For the Period
                                                                             For the Year    December 15, 2006**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        26.34         $        25.07
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.62                   0.31
   Net realized and unrealized gain (loss) on investments                          (2.00)                  0.97
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (1.38)                  1.28
-------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                           (0.41)                 (0.01)
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        24.55         $        26.34
===================================================================================================================

Market value, end of period                                               $        24.60         $        26.29
===================================================================================================================

Total return* (b)
   Net asset value                                                                 -5.32%                  5.09%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $       17,184         $       27,657
Ratio of net expenses to average net assets*                                        0.70%                  0.79%(c)
Ratio of net investment income (loss) to average net assets*                        2.43%                  1.64%(c)
Portfolio turnover rate (d)                                                           60%                    21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                    1.24%                  1.35%(c)
   Ratio of net investment income (loss) to average net assets                      1.89%                  1.08%(c)

 ** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 71

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

NFO | Claymore/Sabrient Insider ETF

                                                                                                  For the Period
                                                                             For the Year   September 21, 2006**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        29.48         $        25.14
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.53                   0.11
   Net realized and unrealized gain (loss) on investments                          (2.92)                  4.27
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (2.39)                  4.38
-------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                           (0.28)                 (0.04)
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        26.81         $        29.48
===================================================================================================================

Market value, end of period                                               $        26.79         $        29.45
===================================================================================================================

Total return* (b)
   Net asset value                                                                 -8.19%                 17.43%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $       30,855         $       30,976
Ratio of net expenses to average net assets*                                        0.66%                  0.76%(c)
Ratio of net investment income (loss) to average net assets*                        1.91%                  0.41%(c)
Portfolio turnover rate (d)                                                           84%                    17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                                          1.07%                  1.15%(c)
   Ratio of net investment income (loss) to average net assets                      1.50%                  0.02%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

72 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

STH | Claymore/Sabrient Stealth ETF

                                                                                                  For the Period
                                                                             For the Year   September 21, 2006**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        26.25         $        25.15
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.57                   0.22
   Net realized and unrealized gain (loss) on investments                          (4.34)                  0.95
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (3.77)                  1.17
-------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                           (0.44)                 (0.07)
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        22.04         $        26.25
===================================================================================================================

Market value, end of period                                               $        22.02         $        26.18
===================================================================================================================

Total return* (b)
   Net asset value                                                                -14.44%                  4.64%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $        8,834         $       18,394
Ratio of net expenses to average net assets*                                        0.67%                  0.84%(c)
Ratio of net investment income (loss) to average net assets*                        2.44%                  0.83%(c)
Portfolio turnover rate (d)                                                          180%                    61%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                    1.75%                  1.51%(c)
   Ratio of net investment income (loss) to average net assets                      1.36%                  0.16%(c)

 ** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 73

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CZA | Claymore/Zacks Mid-Cap Core ETF

                                                                                                  For the Period
                                                                             For the Year        April 2, 2007**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        25.50         $        25.09
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.06                  (0.02)
   Net realized and unrealized gain (loss) on investments                          (1.66)                  0.43
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (1.60)                  0.41
-------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from
   From and in excess of Net investment income                                     (0.10)                    --
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        23.80         $        25.50
===================================================================================================================

Market value, end of period                                               $        23.99         $        25.59
===================================================================================================================

Total return* (b)
   Net asset value                                                                 -6.32%                  1.64%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $        4,760         $        5,100
Ratio of net expenses to average net assets*                                        1.12%                  1.81%(c)
Ratio of net investment income (loss) to average net assets*                        0.24%                 -0.21%(c)
Portfolio turnover rate (d)                                                          136%                    17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                                          3.30%                  7.13%(c)
   Ratio of net investment income (loss) to average net assets                     -1.94%                 -5.53%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

74 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

XRO | Claymore/Zacks Sector Rotation ETF

                                                                                                  For the Period
                                                                             For the Year   September 21, 2006**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        29.54         $        24.98
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 0.18                   0.17
   Net realized and unrealized gain (loss) on investments                          (1.96)                  4.43
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (1.78)                  4.60
-------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                           (0.19)                 (0.04)
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        27.57         $        29.54
===================================================================================================================

Market value, end of period                                               $        27.55         $        29.61
===================================================================================================================

Total return *(b)
   Net asset value                                                                 -6.13%                 18.41%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $       97,910         $       65,010
Ratio of net expenses to average net assets*                                        0.65%                  0.72%(c)
Ratio of net investment income (loss) to average net assets*                        0.60%                  0.64%(c)
Portfolio turnover rate (d)                                                          167%                    47%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                    0.80%                  0.97%(c)
   Ratio of net investment income (loss) to average net assets                      0.45%                  0.39%(c)

 ** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2008 | 75

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CVY | Claymore/Zacks Yield Hog ETF

                                                                                    Ended         For the Period
                                                                             For the Year   September 21, 2006**
Per share operating performance                                                     Ended                through
for a share outstanding throughout the period                             August 31, 2008        August 31, 2007
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $        26.14         $        24.96
-------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss) (a)                                                 1.36                   1.06
   Net realized and unrealized gain (loss) on investments                          (5.18)                  1.12
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (3.82)                  2.18
-------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                           (1.07)                 (0.88)
   Return of capital                                                               (0.32)                 (0.12)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                             (1.39)                 (1.00)
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                            $        20.93         $        26.14
===================================================================================================================

Market value, end of period                                               $        20.94         $        26.10
===================================================================================================================

Total return *(b)
   Net asset value                                                                -14.92%                  8.67%

Ratios and supplemental data
Net assets, end of period (thousands)                                     $       51,287         $       94,111
Ratio of net expenses to average net assets*                                        0.65%                  0.70%(c)
Ratio of net investment income (loss) to average net assets*                        5.81%                  4.17%(c)
Portfolio turnover rate (d)                                                          195%                    21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                    0.89%                  0.90%(c)
   Ratio of net investment income (loss) to average net assets                      5.57%                  3.97%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

76 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

Notes to Financial Statements | August 31, 2008

Note 1 - Organization:

Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on May 24, 2006. At the end of the period, the Trust consisted of 19 portfolios. The following 11 portfolios have an annual reporting period-end on August 31, 2008:

Claymore/BNY BRIC ETF                                                 "BNY BRIC"
Claymore/Clear Spin-Off ETF                                     "Clear Spin-Off"
Claymore/Great Companies Large-Cap
   Growth Index ETF                           "Great Companies Large-Cap Growth"
Claymore/Ocean Tomo Growth Index ETF                         "Ocean Tomo Growth"
Claymore/Ocean Tomo Patent ETF                               "Ocean Tomo Patent"
Claymore/Sabrient Defender ETF                               "Sabrient Defender"
Claymore/Sabrient Insider ETF                                 "Sabrient Insider"
Claymore/Sabrient Stealth ETF                                 "Sabrient Stealth"
Claymore/Zacks Mid-Cap Core ETF                             "Zacks Mid-Cap Core"
Claymore/Zacks Sector Rotation ETF                       "Zacks Sector Rotation"
Claymore/Zacks Yield Hog ETF                                   "Zacks Yield Hog"

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the American Stock Exchange. The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund                                                                       Index
--------------------------------------------------------------------------------
BNY BRIC                           Bank of New York Mellon BRIC Select ADR Index
Clear Spin-Off                                              Clear Spin-Off Index
Great Companies Large-Cap Growth          Great Companies Large-Cap Growth Index
Ocean Tomo Growth                          Ocean Tomo 300(R) Patent Growth Index
Ocean Tomo Patent                                 Ocean Tomo 300(R) Patent Index
Sabrient Defender                                Sabrient Defensive Equity Index
Sabrient Insider                                Sabrient Insider Sentiment Index
Sabrient Stealth                                          Sabrient Stealth Index
Zacks Mid-Cap Core                                      Zacks Mid-Cap Core Index
Zacks Sector Rotation                                Zacks Sector Rotation Index
Zacks Yield Hog                                            Zacks Yield Hog Index

Note 2 - Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Distributions

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for Zacks Yield Hog which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Offering Costs

Offering costs in the amount of $49,000 were incurred by each Fund, and are being amortized over a one-year period from each Fund's commencement of operations. Claymore Advisors, LLC has agreed to pay all organizational expenses of each Fund incurred prior to the commencement of investment operations.

(e) Security Lending

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The net securities lending income earned by the Funds is disclosed on the Statement of Operations.

                                            Annual Report | August 31, 2008 | 77

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

Note 3 - Investment  Advisory  Agreement  and Other  Agreements:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate of 0.50% of each Fund's average daily net assets.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets                                                                  Rate
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

For the year ended August 31, 2008, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                       Fund Administration   Fund Administration
                                                   Expense        Expense Waived
--------------------------------------------------------------------------------
BNY BRIC                                     $     183,099            $       --
Clear Spin-Off                               $       8,298            $       --
Great Companies Large-Cap Growth             $       1,634            $    1,634
Ocean Tomo Growth                            $         727            $      727
Ocean Tomo Patent                            $       2,791            $    2,791
Sabrient Defender                            $       6,192            $    6,192
Sabrient Insider                             $       7,937            $       --
Sabrient Stealth                             $       3,162            $    3,162
Zacks Mid-Cap Core                           $       1,356            $    1,356
Zacks Sector Rotation                        $      29,128            $       --
Zacks Yield Hog                              $      17,147            $       --

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31,2011. The offering costs excluded from the 0.60% expense cap are (a) legal fees pertaining to the Fund's shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the year ended August 31, 2008, the Adviser waived fees and assumed the following fees and expenses:

                                                                      Cumulative
                                         Advisory   Other Expenses   Potentially
                                             Fees           Waived   Recoverable
                                           Waived    or Reimbursed       Expense
--------------------------------------------------------------------------------
BNY BRIC                                $  50,207       $       --   $   115,257
Clear Spin-Off                          $ 117,832       $       --   $   218,629
Great Companies Large-Cap Growth        $  29,708       $   78,493   $   180,223
Ocean Tomo Growth                       $  13,211       $   91,411   $   176,363
Ocean Tomo Patent                       $  50,744       $   61,800   $   217,728
Sabrient Defender                       $ 112,588       $    9,405   $   226,556
Sabrient Insider                        $ 119,878       $       --   $   236,960
Sabrient Stealth                        $  57,497       $   66,752   $   247,721
Zacks Mid-Cap Core                      $  24,652       $   82,588   $   177,781
Zacks Sector Rotation                   $ 162,874       $       --   $   290,813
Zacks Yield Hog                         $ 149,173       $       --   $   292,457

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

Licensing Fee Agreements:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund                                                                    Licensor
--------------------------------------------------------------------------------
BNY BRIC                                             The Bank of New York Mellon
Clear Spin-Off                                                Clear Indexes, LLC
Great Companies Large-Cap Growth                           Great Companies, Inc.
Ocean Tomo Growth                                        Ocean Tomo Capital, LLC
Ocean Tomo Patent                                        Ocean Tomo Capital, LLC
Sabrient Defender                                          Sabrient Systems, LLC
Sabrient Insider                                           Sabrient Systems, LLC
Sabrient Stealth                                           Sabrient Systems, LLC
Zacks Mid-Cap Core                               Zacks Investment Research, Inc.
Zacks Sector Rotation                            Zacks Investment Research, Inc.
Zacks Yield Hog                                  Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - Federal Income Taxes:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

78 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

At August 31, 2008, the cost of investments, unrealized appreciation/depreciation on investments and accumulated earnings/loss for federal income tax purposes were as follows:

                                                                                                      Undistributed   Undistributed
                                                                                                           Ordinary       Long-Term
                                                                                            Net Tax         Income/          Gains/
                                                        Gross Tax        Gross Tax       Unrealized    (Accumulated    (Accumulated
                             Cost of Investments       Unrealized       Unrealized     Appreciation        Ordinary       Capital &
                                for Tax Purposes     Appreciation     Depreciation   (Depreciation)           Loss)     Other Loss)
-----------------------------------------------------------------------------------------------------------------------------------
BNY BRIC                         $ 1,060,418,786     $  5,944,753   $ (208,271,337)  $ (202,326,584)   $ 11,219,538   $ (13,103,689)
Clear Spin-Off                   $    18,098,710     $    659,313   $   (3,539,118)  $   (2,879,805)   $    216,292   $  (6,394,359)
Great Companies
   Large-Cap Growth              $     7,305,686     $    294,512   $   (1,481,707)  $   (1,187,195)   $     33,780   $    (151,520)
Ocean Tomo Growth                $     2,705,817     $    269,209   $     (455,323)  $     (186,114)   $      4,283   $     (14,284)
Ocean Tomo Patent                $    10,866,606     $    648,143   $   (1,251,653)  $     (603,510)   $     95,143   $      (5,918)
Sabrient Defender                $    18,297,057     $    347,683   $   (1,519,930)  $   (1,172,247)   $    271,877   $  (2,590,731)
Sabrient Insider                 $    31,693,557     $  2,491,359   $   (3,371,761)  $     (880,402)   $    331,930   $  (5,289,160)
Sabrient Stealth                 $     8,752,317     $    813,562   $     (744,185)  $       69,377    $    116,825   $  (7,225,886)
Zacks Mid-Cap Core               $     4,789,144     $    257,653   $     (290,590)  $      (32,937)   $     20,076   $    (706,437)
Zacks Sector Rotation            $    96,959,215     $  6,315,419   $   (5,446,722)  $      868,697    $    204,678   $ (25,393,447)
Zacks Yield Hog                  $    56,069,297     $  1,219,021   $   (6,221,742)  $   (5,002,721)   $         --   $ (18,179,484)

Distributions to Shareholders:

The tax character of distributions paid during the year ended August 31, 2008 was as follows:

                                         Distributions paid from Ordinary Income
--------------------------------------------------------------------------------
BNY BRIC                                                         $     4,801,815
Clear Spin-Off                                                   $       239,850
Great Companies Large Cap Growth                                 $        37,000
Ocean Tomo Growth                                                $        17,000
Ocean Tomo Patent                                                $       240,000
Sabrient Defender                                                $       430,500
Sabrient Insider                                                 $       266,224
Sabrient Stealth                                                 $       240,975
Zacks Mid-Cap Core                                               $        18,767
Zacks Sector Rotation                                            $       635,405
Zacks Yield Hog                                                  $     2,943,766

                                           Distributions paid from Capital Gains
--------------------------------------------------------------------------------
Zacks Mid-Cap Core                                               $           233

                                       Distributions paid from Return of Capital
--------------------------------------------------------------------------------
Zacks Yield Hog                                                  $       881,144

The tax character of distributions paid during the period ended August 31, 2007 was as follows:

                                         Distributions paid from Ordinary Income
--------------------------------------------------------------------------------
BNY BRIC                                                         $       148,236
Ocean Tomo Patent                                                $         1,710
Sabrient Defender                                                $         3,336
Sabrient Insider                                                 $        55,130
Sabrient Stealth                                                 $        42,717
Zacks Sector Rotation                                            $        56,130
Zacks Yield Hog                                                  $     2,590,763

                                           Distributions paid from Capital Gains
--------------------------------------------------------------------------------
Zacks Yield Hog                                                  $         2,570

                                       Distributions paid from Return of Capital
--------------------------------------------------------------------------------
Zacks Yield Hog                                                  $       367,463

At August 31, 2008 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of organizational costs, investments in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

                           Undistributed Net      Accumulated
                                  Investment     Net Realized
                               Income/(Loss)      Gain/(Loss)   Paid In Capital
--------------------------------------------------------------------------------
BNY BRIC                          $    5,469   $ (156,826,689)   $  156,821,220
Clear Spin-Off                    $  (26,088)  $    2,737,602    $   (2,711,514)
Great Companies Large-Cap
   Growth                         $   23,785   $         (398)   $      (23,387)
Ocean Tomo Growth                 $   22,750   $     (245,257)   $      222,507
Ocean Tomo Patent                 $   90,906   $     (530,551)   $      439,645
Sabrient Defender                 $ (105,343)  $     (735,233)   $      840,576
Sabrient Insider                  $  (56,633)  $   (1,934,749)   $    1,991,382
Sabrient Stealth                  $  (44,516)  $      582,136    $     (537,620)
Zacks Mid-Cap Core                $   15,823   $     (218,897)   $      203,074
Zacks Sector Rotation             $  (24,538)  $   (7,697,663)   $    7,722,201
Zacks Yield Hog                   $ (589,633)  $   (2,070,556)   $    2,660,189

At August 31, 2008, for Federal income tax purposes, the following Funds have capital loss carry-forwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                 Capital Loss      Capital Loss
                                                  Expiring in       Expiring in
                                                         2015              2016
--------------------------------------------------------------------------------
BNY BRIC                                           $       --       $   582,151
Clear Spin-Off                                     $       --       $    41,750
Great Companies Large-Cap Growth                   $       --       $    35,516
Ocean Tomo Growth                                  $       --       $    14,284
Sabrient Defender                                  $       --       $   239,904
Sabrient Insider                                   $   28,269       $ 1,378,798
Sabrient Stealth                                   $   35,224       $ 3,606,209
Zacks Mid-Cap Core                                 $       --       $   121,302
Zacks Sector Rotation                              $   86,545       $ 3,469,117
Zacks Yield Hog                                    $       --       $ 7,675,096

                                            Annual Report | August 31, 2008 | 79

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year ended August 31, 2008, the following Funds incurred and will elect to defer net capital losses until the 2009 fiscal year as follows:

                                                             Post-October Losses
--------------------------------------------------------------------------------
BNY BRIC                                                        $     12,521,538
Clear Spin-Off                                                  $      6,352,609
Great Companies Large-Cap Growth                                $        116,004
Ocean Tomo Patent                                               $          5,918
Sabrient Defender                                               $      2,350,827
Sabrient Insider                                                $      3,882,093
Sabrient Stealth                                                $      3,584,453
Zacks Mid-Cap Core                                              $        585,135
Zacks Sector Rotation                                           $     21,837,785
Zacks Yield Hog                                                 $     10,504,388

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact to the financial statements as of August 31, 2008. There is no tax liability resulting from unrecognized tax expenses relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end August 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expenses will significantly change in twelve months.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2008, open Federal and state income tax years include the tax years ended August 31, 2007 and 2008. The Funds have no examination in progress.

Note 5 - Investment Transactions:

For the year ended August 31, 2008, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                    Purchases              Sales
--------------------------------------------------------------------------------
BNY BRIC                                      $    66,777,094   $     56,934,939
Clear Spin-Off                                $    18,908,526   $     19,924,596
Great Companies Large-Cap Growth              $     1,478,709   $      1,506,891
Ocean Tomo Growth                             $       633,715   $        657,865
Ocean Tomo Patent                             $     1,840,298   $      1,913,909
Sabrient Defender                             $    13,854,936   $     13,632,704
Sabrient Insider                              $    24,607,986   $     24,319,664
Sabrient Stealth                              $    20,861,484   $     20,998,741
Zacks Mid-Cap Core                            $     6,770,329   $      6,758,092
Zacks Sector Rotation                         $   173,669,317   $    173,350,043
Zacks Yield Hog                               $   123,896,375   $    124,104,338

For  the  year  ended  August 31, 2008, in-kind transactions  were  as  follows:

                                                    Purchases              Sales
--------------------------------------------------------------------------------
BNY BRIC                                      $ 1,161,460,630   $    628,540,576
Clear Spin-Off                                $    11,036,206   $     35,855,612
Great Companies Large-Cap Growth              $     2,274,147   $              0
Ocean Tomo Growth                             $     1,496,423   $      1,499,228
Ocean Tomo Patent                             $     4,294,658   $      1,505,151
Sabrient Defender                             $    13,852,316   $     22,183,856
Sabrient Insider                              $    15,944,194   $     13,268,718
Sabrient Stealth                              $     9,498,231   $     15,976,904
Zacks Mid-Cap Core                            $     2,593,308   $      2,605,773
Zacks Sector Rotation                         $   191,370,640   $    142,846,305
Zacks Yield Hog                               $    51,143,376   $     79,255,630

Note 6 - Capital:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $1,500 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

At August 31, 2008, Claymore Securities, Inc., an affiliate of the Adviser, owned 800 shares of each of the following Funds:BNY BRIC, Sabrient Insider, Sabrient Stealth, Zacks Sector Rotation and Zacks Yield Hog.

Note 7 - Distribution Agreement:

The Board of Trustees of the Trust has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of repre-sentations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 - Accounting Pronouncements:

In September, 2006, the FASB released Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Valuation Measurements"("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

80 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

In March 2008, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging
Activities. "This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - Subsequent Events:

Subsequent to August 31, 2008, Zacks Yield Hog declared a quarterly dividend of $0.353 per share payable on September 30, 2008 to shareholders of record on September 26, 2008.

In addition, subsequent to August 31, 2008, name changes were approved for Sabrient Defender and Zacks Yield Hog. Effective November 3, 2008, Sabrient Defender will change its name to Claymore/Sabrient Defensive Equity Index ETF. Zacks Yield Hog will change its name to Zacks Multi-Asset Income Index ETF.

The following funds, which are currently listed on the American Stock Exchange (the "AMEX"), will transfer the listing to the NYSE Arca. The transfer will occur in connection with the proposed NYSE Euronext acquisition of the AMEX and will occur after the close of the acquisition. The AMEX and NYSE Euronext expect the transaction to close in the fourth quarter of 2008 subject to the satisfaction of certain conditions including the approval of the U.S. Securities and Exchange Commission.

Fund Ticker                                                            Fund Name
--------------------------------------------------------------------------------
EEB                                                        Claymore/BNY BRIC ETF
CSD                                                  Claymore/Clear Spin-Off ETF
XGC                          Claymore/Great Companies Large-Cap Growth Index ETF
OTR                                         Claymore/Ocean Tomo Growth Index ETF
OTP                                               Claymore/Ocean Tomo Patent ETF
DEF                                               Claymore/Sabrient Defender ETF
NFO                                                Claymore/Sabrient Insider ETF
STH                                                Claymore/Sabrient Stealth ETF
CZA                                              Claymore/Zacks Mid-Cap Core ETF
XRO                                           Claymore/Zacks Sector Rotation ETF
CVY                                                 Claymore/Zacks Yield Hog ETF

                                            Annual Report | August 31, 2008 | 81

Claymore Exchange-Traded Fund Trust

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities of Claymore/BNY BRIC ETF, Claymore/Clear Spin-Off ETF, Claymore/Great Companies Large-Cap Growth Index ETF, Claymore/Ocean Tomo Growth Index ETF, Claymore/Ocean Tomo Patent ETF, Claymore/Sabrient Defender ETF, Claymore/Sabrient Insider ETF, Claymore/Sabrient Stealth ETF, Claymore/Zacks Mid-Cap Core ETF, Claymore/Zacks Sector Rotation ETF, and Claymore/Zacks Yield Hog ETF (eleven of the portfolios constituting the Claymore Exchange-Traded Fund Trust) (collectively, the "Funds"), including the portfolio of investments, as of August 31, 2008, and the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds'management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds'internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds'internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by manage-ment, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective eleven funds comprising the Claymore Exchange-Traded Fund Trust at August 31, 2008, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 22, 2008

82 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

Supplemental Information | (unaudited)

Federal Income Tax Information

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the 2008 calendar year. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Trust's investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

                                         Qualified Dividend            Dividends
                                                     Income   Received Deduction
--------------------------------------------------------------------------------

BNY BRIC                                               100%                   0%
Clear Spin-Off                                         100%                 100%
Great Companies Large-Cap Growth                       100%                 100%
Ocean Tomo Growth                                      100%                 100%
Ocean Tomo Patent                                      100%                  90%
Sabrient Defender                                      100%                  87%
Sabrient Insider                                        99%                  98%
Sabrient Stealth                                        93%                  40%
Zacks Mid-Cap Core                                     100%                 100%
Zacks Sector Rotation                                  100%                  66%
Zacks Yield Hog                                         94%                  53%

                                            Annual Report | August 31, 2008 | 83

Claymore Exchange-Traded Fund Trust | Supplemental Information (unaudited) continued

Trustees

The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years.

Name, Address*, Year      Term of Office**                                                      Number of Funds      Other
of Birth and Position(s)  and Length of     Principal Occupations During the Past Five Years    in Fund Complex***   Directorships
held with Registrant      Time Served       and Other Affiliations                              Overseen by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes         Since 2006        Private Investor (2001-present). Formerly, Senior           43           None
Year of Birth: 1951                         Vice President and Treasurer, PepsiCo, Inc.
Trustee                                     (1993-1997), President, Pizza Hut International
                                            (1991-1993) and Senior Vice President, Strategic
                                            Planning and New Business Development (1987-1990)
                                            of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2006        Partner of Nyberg & Cassioppi, LLC, a law firm              46           None
Year of Birth: 1953                         specializing in corporate law, estate planning and
Trustee                                     business transactions (2000-present). Formerly,
                                            Executive Vice President, General Counsel and
                                            Corporate Secretary of Van Kampen Investments
                                            (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2006        Retired. Formerly, Vice President, Manager and              43           None
Year of Birth: 1958                         Portfolio Manager of Nuveen Asset Management
Trustee                                     (1998-1999), Vice President of Nuveen Investment
                                            Advisory Corp. (1992-1999), Vice President and
                                            Manager of Nuveen Unit Investment Trusts
                                            (1991-1999), and Assistant Vice President and
                                            Portfolio Manager of Nuveen Unit Investment Trusts
                                            (1988-1999), each of John Nuveen & Co., Inc.
                                            (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+         Since 2006        Attorney. Formerly, Senior Managing Director and            46           None
Year of Birth: 1965                         Chief Administrative Officer (2007-2008) and
Trustee                                     General Counsel (2001-2007) of Claymore Advisors,
                                            LLC and Claymore Securities, Inc. Formerly,
                                            Assistant General Counsel, John Nuveen and Co.,
                                            Inc. (1999-2000). Formerly, Vice President and
                                            Associate General Counsel of Van Kampen
                                            Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in Section 2(a) (19) of the 1940 Act) of the Trust because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

84 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust | Supplemental Information (unaudited) continued

Officers

The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and       Term of Office** and    Principal Occupation During the Past Five Years
Position(s) held with Registrant        Length of Time Served   and Other Affiliations
------------------------------------------------------------------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                       Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                             Advisors, LLC and Claymore Securities, Inc. (2008-present).
Chief Executive Officer                                         Formerly, Managing Director of Research, Nuveen Asset Management
                                                                (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                          Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                             Securities, Inc. (2005-present); Formerly, Chief Financial Officer
Chief Accounting Officer,                                       of Claymore Group Inc. (2005-2006); Managing Director of Claymore
Chief Financial Officer and Treasurer                           Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer
                                                                of Henderson Global Funds and Operations Manager for Henderson
                                                                Global Investors (North America) Inc., (2002-2003); Managing
                                                                Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                       Since 2008              Senior Managing Director and General Counsel of Claymore Advisors,
Year of birth: 1959                                             LLC, Claymore Securities, Inc. and Claymore Group, Inc.
Chief Legal Officer                                             (2007-present). Chief Legal Officer of certain other funds in the
                                                                Fund Complex. Formerly, Associate General Counsel and Assistant
                                                                Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                             Since 2006              Vice President, Fund Compliance Officer of Claymore Group
Year of Birth: 1957                                             Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant
Chief Compliance Officer                                        Secretary of Harris Investment Management, Inc. (2003-2006).
                                                                Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                       Since 2006              Vice President and Assistant General Counsel of Claymore Group
Year of Birth: 1978                                             Inc. (2005-present). Secretary of certain funds in the Fund
Secretary                                                       Complex; Formerly, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III                  Since 2006              Managing Director of Claymore Advisors, LLC (2005-present).
Year of Birth: 1965                                             Formerly, Vice President of Product Management at Northern Trust
Vice President                                                  Global Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                             Since 2006              Managing Director (2006-present), Vice President (2003-2006) of
Year of Birth: 1967                                             Claymore Advisors, LLC. Formerly, Assistant Vice President, First
Vice President                                                  Trust Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                            Annual Report | August 31, 2008 | 85

Claymore Exchange-Traded Fund Trust

Board Considerations Regarding
Re-Approval of Investment Advisory Agreement | (unaudited)

On July 23 and August 4, 2008, the Board of Trustees (the "Board"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees") of the Board of the Claymore Exchange-Traded Fund Trust (the "Trust, "with the separate series thereof referred to individually as a "Fund" and collectively as the "Funds") met to consider the renewal of the investment advisory agreement ("Advisory Agreement") between the Trust and Claymore Advisors, LLC ("Adviser") on behalf of the following Funds:

Claymore Exchange-Traded Fund Trust

Claymore/Clear Spin-Off ETF
Claymore/Zacks Yield Hog ETF
Claymore/Zacks Mid-Cap Core ETF
Claymore/Sabrient Defender ETF
Claymore/BNY BRIC ETF
Claymore/Sabrient Insider ETF
Claymore/Ocean Tomo Patent ETF
Claymore/Ocean Tomo Growth Index ETF
Claymore/Sabrient Stealth ETF
Claymore/Great Companies Large-Cap Growth Index ETF
Claymore/Zacks Sector Rotation ETF

As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the requests. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of the Funds to other exchange-traded funds ("ETFs"), information about the profitability from the Advisory Agreement to the Adviser and the compliance policies and procedures adopted by the Adviser.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Funds to renew the Advisory Agreement and, accordingly, recommend to the Board the renewal of the Advisory Agreement. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

In evaluating the nature, extent and quality of the Adviser's services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's financial obligations under the Advisory Agreement. The Board reviewed information on the performance of the Funds and the performance of their benchmark indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance. The Board concluded that each of the Funds is correlated to its underlying index and that the tracking error for each Fund was within a reasonable range in that Fund's particular circumstances. Based on its review, the Board found that the nature and extent of services provided to the Funds under the Advisory Agreement was appropriate and that the quality was satisfactory.

The Board reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and expense ratio, as compared to comparable ETFs provided by the Adviser. The Board noted that the annual advisory fee was identical (0.50% of average net assets), and that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb certain annual operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount, until the earlier of December 31, 2010 or termination of the Advisory Agreement. The Board noted that the advisory fees were generally within the range of the ETF peer funds. With respect to the Funds' net expense ratios, the Board noted that the net expense ratios were generally at the higher end of the ETF peer funds. The Board noted, however, the Adviser's statement that the net expense ratios for the Funds were expected to decline in the coming year due to the realization of fee concessions that the Adviser had negotiated from certain of the Funds' service providers and for those funds that had been in operation for more than twelve months, that offering costs were no longer being amortized. The Board concluded that the advisory fee for each Fund was reasonable under the circumstances and in light of the quality of services provided and the expense waiver and reimbursement agreement in place.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Advisory Agreement, as well as the fees waived and expenses reimbursed by the Adviser for the Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds, which resulted in no profit to the Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed each Fund's asset size, expense ratio, expense waiver and reimbursement agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser's statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue, but the Board concluded that the advisory fees were reasonable taking into account any benefits from such administration agreements. The Board noted that the Adviser does not have any soft-dollar arrangements.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Funds.

86 | Annual Report | August 31, 2008

Claymore Exchange-Traded Fund Trust

Trust Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

Officers

J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Kevin M. Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

Investment Adviser

Claymore Advisors, LLC
Lisle, IL

Distributor

Claymore Securities, Inc.
Lisle, IL

Administrator

Claymore Advisors, LLC
Lisle, IL

Accounting Agent, Custodian and Transfer Agent Fund

The Bank of New York Mellon
New York, NY

Legal Counsel

Clifford Chance US LLP
New York, NY

Independent Registered Public Accounting Firm

Ernst & Young LLP
Chicago, IL

--------------------------------------------------------------------------------
Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

o     If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling
(888) 949-3837 or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

                                            Annual Report | August 31, 2008 | 87

Claymore Exchange-Traded Fund Trust

About the Trust Manager |

Claymore Advisors, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $17.1 billion in assets as of August 31, 2008. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

Portfolio Management

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Claymore Exchange-Traded Fund Trust Overview

The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 19 separate exchange-traded "index funds" as of August 31, 2008. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling
(888) 949-3837. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.claymore.com or by calling (888) 949-3837. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC

                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

                                                               CETFT-001-AR-0808

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the registrant's fiscal year ended August 31, 2008, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)  (1) The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee as defined in Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $253,577 and $382,000 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $66,000 and $108,000 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.


     (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

     IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $66,000 and $108,000 for the fiscal years ending August 31, 2008, and August 31, 2007, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall
C. Barnes.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:  /s/ J. Thomas Futrell
    ----------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 7, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ J. Thomas Futrell
    ----------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 7, 2008


By:  /s/ Steven M. Hill
   -----------------------------------------
Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    November 7, 2008